                                                                    EXHIBIT 10.1
--------------------------------------------------------------------------------


                                     LEASE

                                    BETWEEN


                             RLH PARTNERSHIP, L.P.,
                         A DELAWARE LIMITED PARTNERSHIP

                                  ("LANDLORD")


                                      AND


                             RED LION HOTELS, INC.,
                             A DELAWARE CORPORATION

                                   ("TENANT")


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                     LEASE
                                     -----

                                                                            PAGE
                                                                            ----
ARTICLE I - LEASE OF PREMISES...............................................   1
     1.1  "As-Is" Letting...................................................   1
     1.2  Tenant's Right of Possession......................................   2
     1.3  Landlord's Cooperation............................................   2

ARTICLE II - DEFINITION OF TERMS............................................   3

ARTICLE III - TERM..........................................................  10
     3.1  Term..............................................................  10
     3.2  Extended Term.....................................................  10
     3.3  Notice of Termination.............................................  11
     3.4  Obligations of Parties at Termination.............................  11

ARTICLE IV - ABSOLUTELY NET LEASE...........................................  12
     4.1  Net Lease.........................................................  12
     4.2  Non-Terminability.................................................  12

ARTICLE V - RENT............................................................  13
     5.1  Base Rent and Percentage Rent.....................................  13
     5.2  Payment of Rent...................................................  13
     5.3  Records; Audit by Landlord........................................  15
     5.4  Subleases, Licenses, and Concessions..............................  16
     5.5  Rent Upon Certain Expansions......................................  17

ARTICLE VI - OPERATION AND MAINTENANCE OF PREMISES..........................  17
     6.1  Operation and Maintenance of Premises.............................  17
     6.2  Taxes.............................................................  18
     6.3  Compliance with Requirements, Covenants and Restrictions..........  19
     6.4  Landlord's Right to Perform Tenant Obligations....................  19
     6.5  Compliance with Laws and Agreements...............................  19
     6.6  Tenant's Right to Contest.........................................  19
     6.7  Liens.............................................................  20

ARTICLE VII - USE...........................................................  21

ARTICLE VIII - INDEMNIFICATION..............................................  21
     8.1  General Indemnification by Tenant.................................  21
     8.2  Environmental Indemnification.....................................  22
     8.3  Defense of Indemnified Parties....................................  22
     8.4  Payment by Tenant.................................................  23
     8.5  Survival..........................................................  23
     8.6  Continuing Obligations............................................  23

ARTICLE IX - ALTERATIONS AND EXPANSIONS.....................................  23
     9.1  Alterations and Expansions........................................  23
     9.2  Alterations and Expansions During Last Five Years of Term.........  24

ARTICLE X - FF&E, FIXED ASSET SUPPLIES AND INVENTORIES......................  24
     10.1  FF&E Upon Commencement Date......................................  24
     10.2  Replacement of FF&E..............................................  25
     10.3  FF&E Upon Termination............................................  25
     10.4  Landlord's Security Interest in Tenant's FF&E, Fixed Asset
               Supplies, Operating Equipment and Inventories................  26

ARTICLE XI - TRADEMARKS, TRADE NAMES AND SERVICE MARKS......................  26
     11.2  Use of Trademarks, Trade Names and Service Marks.................  26
     11.3  Proprietary Software.............................................  26

ARTICLE XII - ENVIRONMENTAL HAZARDS.........................................  27
     12.1  Compliance with Environmental Law................................  27
     12.2  Site Assessments.................................................  28

ARTICLE XIII - INSURANCE....................................................  30
     13.1  Property & Business Interruption Insurance.......................  30
     13.2  Application of Proceeds..........................................  31
     13.3  Waiver of Rights of Subrogation..................................  32
     13.4  Operational Insurance............................................  32
     13.5  Blanket and Self-Insurance.......................................  33
     13.6  Costs of Insurance...............................................  33
     13.7  Defense of Claims after Termination..............................  33
     13.8  Coverage and Certificates........................................  33
     13.9  Alternative Insurance Coverage...................................  34

ARTICLE XIV - DAMAGE BY FIRE OR OTHER CASUALTY..............................  34
     14.1  Damage by Fire or Other Casualty.................................  34
     14.2  Partial Damage by Fire or Other Casualty.........................  34
     14.3  Damage Occurring After the 10th Anniversary of Commencement
               Date.........................................................  34
     14.4  No Abatement of Rent Due to Casualty.............................  35
     14.5  Early Termination................................................  35

ARTICLE XV - CONDEMNATION...................................................  36
     15.1  Notice of Condemnation and Assignment of Rights..................  36
     15.2  Tenant's Right to Pursue a Claim.................................  36
     15.3  Temporary Taking.................................................  36
     15.4  Total Taking.....................................................  37
     15.5  Substantial Taking...............................................  38
     15.6  Partial Taking...................................................  38

ARTICLE XVI - ASSIGNMENT, SALE AND SUBLETTING...............................  39
     16.1  Sale or Assignment by Landlord, Subject to Lease.................  39
     16.2  Assignment by Tenant.............................................  40
     16.3  Tenant's Right to Sublease.......................................  40

ARTICLE XVII - HOLDING OVER.................................................  40

ARTICLE XVIII - ESTOPPEL CERTIFICATES.......................................  41

ARTICLE XIX - LANDLORD/TENANT FINANCING.....................................  41
     19.1  Right to Finance.................................................  41
     19.2  Priority.........................................................  41
     19.3  Mortgagee Amendments.............................................  42

ARTICLE XX - DEFAULT BY TENANT..............................................  42
     20.1  Events of Default................................................  42
     20.2  Landlord's Rights Upon an Event of Default.......................  44
     20.3  Implied Waiver...................................................  45
     20.4  Injunctive Relief................................................  46

ARTICLE XXI - PROVISIONS APPLICABLE TO PURCHASE BY TENANT
                  OF THE PREMISES...........................................  46
     21.1  Purchase "As Is".................................................  46
     21.2  Timing of Closing................................................  46
     21.3  Deliveries  at Closing...........................................  46
     21.4  TENANT'S FAILURE TO CLOSE........................................  47
     21.5  LANDLORD'S FAILURE TO CLOSE......................................  47
     21.6  Payment of Costs.................................................  48
     21.7  Prorations.......................................................  48

ARTICLE XXII - MISCELLANEOUS................................................  48
     22.1  Notices..........................................................  48
     22.2  Memorandum of Lease..............................................  49
     22.3  Determination of Fair Market Value...............................  49
     22.4  Partial Invalidity...............................................  51
     22.5  Headings.........................................................  51
     22.6  Binding Effect...................................................  51
     22.7  Representations..................................................  51
     22.8  Amendments.......................................................  51
     22.9  Brokers..........................................................  51
     22.10  Authority to Execute............................................  51
     22.11  Applicable Law..................................................  51
     22.12  Construction....................................................  51
     22.13  Impossibility of Performance....................................  52
     22.14  Time of Essence.................................................  52
     22.15  Attorney's Fees.................................................  52
     22.16  No Merger.......................................................  52
     22.17  Landlord's Right to Enter.......................................  52
     22.18  Corporate Reorganization of Tenant..............................  52
     22.19  No Waiver.......................................................  52
     22.20  Confidentiality.................................................  53
     22.21  Gender and Number...............................................  53
     22.22  Survival........................................................  53
     22.23  Acceptance of Surrender.........................................  53

     22.24  Non-Recourse as to Landlord.....................................  53
     22.25  Entire Agreement; Integration...................................  54
     22.26  Waiver of Trial by Jury.........................................  54
     22.27  Tenant's Remedies...............................................  54
     22.28  Landlord and Tenant Relationship................................  54
     22.29  Relationship with Groundlessors.................................  54
     22.30  Limited Liability...............................................  55

EXHIBITS
--------

     A      Descriptions of Land
     B      Schedule of Rent

                                     LEASE
                                     -----

     THIS LEASE is made as of the 1st day of August, 1995 ("Commencement Date"), by and between RLH PARTNERSHIP, L.P., a Delaware limited partnership ("Landlord"), with a mailing address in care of KKR Associates, 2800 Sand Hill Road, Suite 2000, Menlo Park, California 94025, and RED LION HOTELS, INC. ("Tenant"), a Delaware corporation, with a mailing address at 4001 Main Street, Vancouver, Washington 98663.

                                R E C I T A L S:

     WHEREAS, Landlord currently holds an interest in certain parcels of real property either in fee or as ground lessee, which parcels are more specifically described in Exhibits A-1 through A-17 hereto, and each of which has been developed, improved, and is currently being utilized for, the operation of a Red Lion hotel (individually, a "Hotel," and, collectively, the "Hotel(s)");

     WHEREAS, the lease transaction described herein is a portion of a larger transaction involving, among other things, an initial public offering of the common stock of Tenant, and wherein, among other matters, Tenant will succeed to certain of the assets of the Red Lion hotel business, including the operation of "Red Lion" hotels on other properties not the subject of this Lease, and wherein both Tenant and Landlord shall borrow funds from certain lenders and each of their respective interests under this Lease shall be pledged as collateral for such loans (collectively, such larger series of transactions shall be referred to herein as the "Restructuring"); and

     WHEREAS, prior to the Restructuring, Tenant or Tenant's predecessor's in interest have possessed and operated each Hotel leased hereunder.


                                   ARTICLE I
                               LEASE OF PREMISES
                               -----------------

     Section 1.1  "As-Is" Letting
                  ---------------

          (a) In consideration of the Rents, covenants and agreements to be paid, kept and performed hereunder, Landlord, for the term and upon the conditions hereinafter set forth, leases to Tenant and Tenant leases and takes from Landlord, the Premises (including, without limitation, all FF&E, Fixed Asset Supplies, Operating Equipment and Inventories located at the Hotels on the Commencement Date), together with all privileges, easements and appurtenances beneficial thereto.

          (b) The Premises are leased to Tenant "as-is" and Landlord makes no representation or warranty, express or implied, with respect to the condition of the Premises, or as to the compliance of the Premises with any Legal Requirements. Tenant has examined the Premises and title to the Premises and has found all of the same satisfactory for its purposes. Tenant accepts the Premises subject to the existing state of title. During the term of this Lease, Tenant shall have the exclusive right to use, enforce and obtain the benefits of (i) all guaranties, representations, and warranties relating to the construction, improvement, alteration and repair of the Premises and all architectural and engineering plans, drawings and specifications related thereto, and (ii) all of Landlord's transferable licenses, permits, franchises, approvals, authorizations, consents or orders of, or filings with, any governmental authority, whether foreign, federal, state or local, or any other person related to any Hotel which is required to be held by Tenant in connection with the operation of the Hotels and/or the transactions contemplated hereby. During the term of this Lease, Landlord shall execute such assignments or other transfer instruments as are necessary to transfer the benefits of all such items to Tenant, and shall not waive, surrender or modify any of Landlord's rights with respect thereto without obtaining Tenant's prior written consent.

     Section 1.2  Tenant's Right of Possession.  Subject to the provisions of
                  ----------------------------
Sections 6.4 and 12.2, and any other provision of applicable law affording any inspection rights to Landlord and/or any Mortgagee, Tenant shall have exclusive possession and control of the Premises during the term of this Lease.

     Section 1.3  Landlord's Cooperation
                  ----------------------

          (a) Landlord agrees upon request by Tenant to provide all information relevant to Landlord, its general partners, officers and directors, and to execute, and to cause its general partners, officers and directors to sign, promptly, and without charge, all applications (including all documents related thereto) for licenses, permits, instruments or other general approvals required to be submitted to any governmental authority that are necessary for the proper and successful conduct of Tenant's lawful business operations at any of the Hotels if and to the extent such execution and/or information by or from Landlord and/or any of its officers and directors is required by law, regulation or governmental practice in order for Tenant to obtain any such license, permit, instrument or other governmental approval; provided, however, that all costs and expenses associated therewith shall be the sole obligation of Tenant, and Tenant shall promptly pay and discharge the same, and provided further, that the proper execution of any such application shall not expose Landlord or any of its constituent partners to any personal liability. In all cases, Landlord shall have a reasonable amount of time to comply with Tenant's requests pursuant to this
     Section 1.3(a), Landlord and Tenant shall, in good faith, cooperate with each other in determining and complying with relevant governmental requirements, and Tenant shall afford Landlord every reasonable opportunity to question and challenge by appropriate administrative and/or judicial process any relevant governmental requirement so long as such challenge does not materially and adversely affect any material license, permit or governmental approval of Tenant. Tenant hereby agrees that it will fully indemnify, defend and save Landlord harmless from and against any and all costs, losses and expenses, including, without limitation, any and all legal fees and court costs incurred or suffered by Landlord as a result of its compliance with the obligations imposed upon Landlord under this
     Section 1.3 or as a result of Tenant's contest of the results of any such application to any governmental entity, except in the case of Landlord's fraud, willful misconduct or gross negligence.

          (b) If Landlord should fail to comply with the requirements of Section 1.3(a) above, and such failure should continue for more than thirty (30) days after Notice from Tenant to Landlord and the Senior Landlord's Mortgagee specifying the required cooperation and informing the recipients of such Notice that Tenant intends to act pursuant to this Section 1.3(b) if such cooperation is not provided (whether by action of Landlord or by action of the Senior Landlord's Mortgagee) within said thirty (30) day period and such failure results, or with reasonable certainty will result, in the denial, non-renewal or withdrawal of a material license, permit or governmental approval that will materially and adversely affect Tenant's business at such Hotel, then, in addition and not as a substitution for any remedies available to Tenant under Section

     22.27 of this Lease, if such failure is not cured within such thirty (30) day period, Tenant shall have the right to terminate this Lease with respect to the affected Hotel by so notifying Landlord not later than the date which is sixty (60) days after the date of the aforesaid Notice. If Tenant elects to exercise the right described in the preceding sentence, it shall, simultaneously with its delivery of its Notice of termination, deliver to Landlord its irrevocable offer to purchase such Hotel, but only such Hotel, for an amount equal to the Leasehold Purchase Price. Tenant shall not, by reason of exercising said right to terminate, be excluded from exercising any other right or remedy afforded to Tenant under Section
     22.27 as a result of Landlord's breach of this Section 1.3.

          (c) Landlord may accept or reject Tenant's irrevocable offer to purchase such Hotel by sending Tenant a Notice of rejection or acceptance within thirty (30) days from the date upon which Landlord received Tenant's Notice of termination. If Landlord fails to send Tenant a Notice of rejection or acceptance within thirty (30) days of its receipt of Tenant's irrevocable offer to purchase such Hotel, Landlord shall be deemed to have rejected such offer. If Landlord accepts Tenant's offer to purchase, this Lease shall terminate with respect to such Hotel and closing of such purchase shall occur in accordance with the provisions of Article XXI.
     Upon such termination, Tenant shall pay to Landlord all Rent due through such date of termination, in addition to the Leasehold Purchase Price. Landlord shall convey such Hotel to Tenant in accordance with the provisions of Article XXI.

          (d) If Landlord rejects or is deemed to have rejected Tenant's irrevocable offer to purchase pursuant to Section 1.3(b), this Lease shall terminate with respect to such Hotel on a Base Rent payment date specified by Tenant in its Notice of termination which occurs not earlier than ninety
     (90) days nor later than one hundred twenty (120) days after delivery to Landlord of Tenant's irrevocable offer to purchase, provided that this Lease shall not terminate with respect to such Hotel unless and until Tenant shall have paid all sums due hereunder (including, without limitation, all taxes and insurance premiums) as of the actual date of termination. Upon such termination, Tenant shall vacate such Hotel in accordance with the provisions of Section 3.4.

          (e) Landlord shall have the right at all times prior to either a closing date for any purchase under Section 1.3(c) or the termination date under Section 1.3(d), to cancel the right of Tenant to so purchase or terminate pursuant to said sections, by complying with the requirements of
     Section 1.3(a) in sufficient time and manner so that the subject license, permit or approval is obtained or reinstated by a date that is prior to the aforesaid closing date or termination date as the case may be.


                                   ARTICLE II
                              DEFINITION OF TERMS
                              -------------------

     The following terms when used in this Lease shall have the meanings indicated:

     "Accounting Period" shall mean a calendar month.
      -----------------

     "Additional Rent" shall mean any obligation of Tenant to pay money to
      ---------------
Landlord under this Lease, other than Base Rent, Percentage Rent, and any Leasehold Purchase Price.

     "Affiliate" shall mean, with respect to any Person, any other Person
      ---------
directly or indirectly controlling, controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to control a second Person if such first Person possesses, directly or indirectly, the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors or managers of such second Person or (ii) to direct or cause the direction of the management and policies of such second Person, whether through the ownership of voting securities, by contract or otherwise.

     "Base Rent" shall have the meaning set forth in Section 5.1.
      ---------

     "Base Revenues" shall have the meaning set forth in Section 5.1(b).
      -------------

     "Business Day(s)" means Monday through Friday (except holidays); "normal
      ---------------
business hours" means 8:00 a.m. to 6:00 p.m. on Business Days; and "holidays" means New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     "Change in Control" shall mean that Kohlberg Kravis Roberts & Co., L.P., a
      -----------------
Delaware limited partnership, its general partners and its Affiliates (determined without giving effect to the second sentence of the definition thereof) (x) shall cease to possess, directly or indirectly, the power to direct or cause the direction of the management policies of Landlord, whether through the ownership of voting securities, by contract or otherwise or (y) shall cease to own, directly or indirectly, at least 50% of the direct or indirect economic interest owned by them in Landlord on the Commencement Date.

     "Commencement Date" shall have the meaning set forth in the Preamble.
      -----------------

     "Concurrent Tenant Credit Facility" shall mean that certain Credit
      ---------------------------------
Agreement of even date herewith by and among Tenant, as Borrower, various lending institutions, as the Banks, and Credit Lyonnais, New York Branch, as Administrative Agent, as the same may from time to time be amended, modified and/or supplemented.

     "Effective Extended Term" means any Extended Term that has become effective
      -----------------------
by reason of the occurrence of the first day of such Extended Term or because Tenant has irrevocably exercised its option to extend the Term through such Extended Term.

     "Environmental Laws" shall mean any applicable federal, state, foreign, or
      ------------------
local law, statute, ordinance, rule, regulation, or rule of common law (now or hereafter in effect), or any binding and enforceable judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree, or judgment, relating to (1) the use, generation, treatment, management, storage, transportation or other handling of Hazardous Materials, (2) occupational safety and health, industrial hygiene, land use or the protection of human, plant or animal health or welfare, and (3) environmental matters, including, without limitation, those relating to fines, injunctions, penalties, damages, contribution, cost recovery, losses or injuries resulting from the release, threatened release, discharge, disposal or other handling of Hazardous Materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Clean Water Act (29 U.S.C.
Section 1251 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide, Fungicide, Rodenticide Act (7 U.S.C. Section 136 et seq.), the Safe Drinking Water Act (42 U.S.C. Section 300f et seq.), the Occupational Safety and Health Act (29 U.S.C. Section 651 et seq.), the Emergency Planning and Community Right-to-Know Act (42 U.S.C. Section 11001 et seq.), any analogous present or future federal, state, foreign, or local law, statute or ordinance, and any regulation or rule promulgated thereunder, each as amended or supplemented.

     "Environmental Violation" shall mean any violation of any Environmental Law
      -----------------------
at or relating to any Premises.

     "Event of Default" shall have the meaning set forth in Section 20.1.
      ----------------

     "Expansion" shall have the meaning set forth in Section 9.1.
      ---------

     "Expansion Rent" shall have the meaning set forth in Section 5.5.
      --------------

     "Extended Term(s)" shall have the meaning set forth in Section 3.2.
      ----------------

     "Fair Market Value" shall mean the fair market value of any affected Hotel
      -----------------
determined in accordance with the appraisal procedures set forth in
Section 22.3. Fair Market Value shall be determined without regard to any condition such as casualty or condemnation which might have given rise to the need to determine the Fair Market Value, and by assuming the Hotel is unencumbered by this Lease or by any encumbrance securing funded indebtedness; provided, however, that if any such encumbrance may not be removed without penalty, the positive or negative effect on Fair Market Value attributable to the interest rate, amortization schedule, maturity date, prepayment penalty and other terms and conditions of such encumbrance shall be taken into account. The Hotel shall be valued at its highest and best use which shall be presumed to be as a hotel operated in accordance with the provisions of this Lease. Fair Market Value of the Hotel shall not include "going concern" or "business enterprise" value attributable to factors other than the highest and best use of the Hotel.

     "FF&E" shall mean the Furnishings, Fixtures, machinery and equipment
      ----
installed and used in any Hotel, including, without limitation, floor and window coverings, decorative light fixtures and equipment.

     "FF&E Reserve Account" shall have the meaning set forth in Section 10.2.
      --------------------

     "Fiscal Year" shall mean Tenant's Fiscal Year which ends at midnight on
      -----------
December 31 in each calendar year. If Tenant's Fiscal Year is changed in the future, appropriate adjustment to this Lease's reporting and accounting procedures shall be made; provided, however, that no such change or adjustment shall alter the Term of this Lease or in any way reduce the payment of Percentage Rent or other payments due Landlord hereunder.

     "Fixed Asset Supplies" shall mean supply items included within "Property
      --------------------
and Equipment" under the Uniform System of Accounts including linen, china, glassware, silver, uniforms, and similar items.

     "Fixtures" shall mean all permanently affixed equipment, machinery,
      --------
fixtures, and other items of real and/or personal property, including all components thereof, now and hereafter located in, on or used in connection with and permanently affixed to or incorporated into any Hotel, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, all of which, to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto.

     "Furnishings" shall mean all furniture and furnishings (including art work
      -----------
and other items of decor) for guest rooms, public areas and non-public areas, and movable equipment (but not Fixtures), inventory and linens.

     "GDP Deflator" shall mean the "Gross Domestic Product Implicit Price
      ------------
Deflator" issued from time to time by the United Sates Bureau of Economic Analysis of the Department of Commerce, or if the aforesaid GDP Deflator is not at such time so prepared and published, any comparable index selected by Landlord and reasonably satisfactory to Tenant (a "Substitute Index") then prepared and published by an agency of the Government of the United States, appropriately adjusted for changes in the manner in which such index is prepared and/or year upon which such index is based. Except as otherwise expressly stated herein, whenever a number or amount is required to be "adjusted by the GDP Deflator", or similar terminology, such adjustment shall be equal to the percentage increase in the GDP Deflator which is issued for the month which is two months earlier than the month in which such adjustment is to be made as compared to the GDP Deflator which was issued for the month which is two months earlier than the month in which the Commencement Date occurred, it being agreed that for purposes of this Lease, no GDP Deflator adjustment shall operate to decrease any sum or number specified in this Lease.

     "Hazardous Materials" shall mean (1) any substance or material defined as
      -------------------
or included in the definition of one or more of any of the following:
"hazardous material," "hazardous waste," "hazardous substance," "regulated substance," "toxic substance," "pollutant," "contaminant," "radioactive material," or any other similar designation in, or otherwise subject to regulation under an Environmental Law, (2) any oil, petroleum, petroleum fraction or petroleum derived substance, (3) any flammable substance or explosive, (4) asbestos in any form, (5) polychlorinated biphenyls, (6) urea formaldehyde foam insulation, (7) pesticides, and (8) any other chemical, material or substance, exposure to which is prohibited, limited or regulated under any Environmental Law.

     "Hotel" shall have the meaning specified in the Recitals.
      -----

     "Improvements" shall mean the buildings and structures, together with the
      ------------
electrical, mechanical, plumbing and HVAC systems installed therein, parking lots and all other improvements and FF&E (other than personalty owned by Tenant) now or hereafter located on the Land.

     "Indemnified Parties" shall have the meaning set forth in Section 8.1.
      -------------------

     "Initial Term" shall have the meaning set forth in Section 3.1.
      ------------

     "Insubstantial Taking" shall mean a condemnation of a portion of any Hotel
      --------------------
that is less than all or substantially all of, or less than a material portion of, such Hotel if: (i) the Improvements can be restored to substantially the same physical condition which prevailed therein and thereon prior to such condemnation at a cost not exceeding the condemnation award payable with respect thereto, (ii) the condemnation does not cause a material reduction in the size or useability of any such Hotel or any material disruption to Tenant's use and occupancy of such Hotel, and (iii) such condemnation will not materially reduce the operating profitability of Tenant's business at the Hotel after any restoration when compared to such profitability before the condemnation.

     "Insurance Requirements" shall mean the requirements of any and all
      ----------------------
insurance policies procured in accordance with the terms hereof or required to be carried hereunder.

     "Insurance Trustee" shall mean a bank, insurance company, pension fund,
      -----------------
real estate investment trust or commercial lending institution, with financial statements audited by an independent public accounting firm and a net worth of at least One Hundred Million Dollars ($100,000,000). The Senior Landlord's Mortgagee for a Hotel shall be the Insurance Trustee for such Hotel if the Senior Landlord's Mortgagee fulfills the requirements of the first sentence of this paragraph. If there is no Senior Landlord's Mortgagee for such Hotel that fulfills the requirements of the first sentence of this paragraph, the Insurance Trustee shall be such qualifying institution as is selected by Tenant and approved by Landlord, such approval not to be unreasonably withheld, conditioned or delayed.

     "Inventories" shall mean "Inventories" as defined in the Uniform System of
      -----------
Accounts, such as provisions in storerooms, refrigerators, pantries and kitchens; beverages in wine cellars and bars; other merchandise intended for sale; fuel; mechanical supplies; stationery; and other expensed supplies and similar items.

     "Land" shall mean all of the real property owned or leased by Landlord
      ----
underlying the Hotels as described in Exhibits A-1 through A-17 hereto, or such lesser area for any such Hotel that from time to time may be leased by Tenant hereunder as set forth in this Lease.

     "Landlord" shall have the meaning set forth in the Preamble and shall
      --------
include its successors and assigns.

     "Landlord's Audit" shall have the meaning set forth in Section 5.3.
      ----------------

     "Landlord's Mortgagee" shall mean the holder of, or beneficiary under, any
      --------------------
Mortgage of Landlord's interest in any of the Hotels and/or this Lease, including without limitation all members of any syndicate and the trustee or any other agent thereof, if Landlord's Mortgagee consists of more than one entity or person.

     "Landlord's Temporary Taking Award" shall have the meaning set forth in
      ---------------------------------
Section 15.3.

     "Lease" shall mean this Lease between Landlord and Tenant dated as of the
      -----
Commencement Date as the same may be from time to time amended, modified and/or supplemented.

     "Lease Interest Rate" shall mean the Prime Rate plus two (2) percentage
      -------------------
points per annum; provided, however, that the Lease Interest Rate shall not exceed the maximum rate of interest from time to time permitted to be charged under applicable law with respect to the indebtedness of any party for which and against whom such interest is charged under this Lease.

     "Lease Memorandum" shall have the meaning set forth in Section 22.2.
      ----------------

     "Lease Year" shall refer to the first four full fiscal quarters (based on
      ----------
Tenant's Fiscal Year) after the Commencement Date and to each successive four fiscal quarter period that occurs during the Term.

     "Leasehold Purchase Price" shall be at any particular time during the Term,
      ------------------------
the dollar amount equal to the present value as of the date of such purchase of the payments of Base Rent applicable to such Hotel (as determined in accordance with the Schedule of Rent shown on Exhibit B), that would have been payable during the period commencing on the date of such purchase and ending on the date of expiration of the then current term of this Lease (including any Effective Extended Term) for such Hotel, discounted to the date of purchase at an interest rate equal to the effective interest rate on United States Treasury obligations as of the month preceding the date of such purchase and having a maturity most nearly equal to the number of months remaining in the current term of this Lease (including any Effective Extended Term) as of the date of such purchase.

     "Legal Requirement(s)" shall have the meaning set forth in Section 6.5.
      --------------------

     "Major Casualty" shall mean any damage to or destruction of all or any
      --------------
portion of any Hotel when such casualty is likely to result in a reduction of 40% or more of the then operating profitability of Tenant's business at such Hotel for a period exceeding twelve (12) months based upon the assumption that the casualty will be repaired with reasonable diligence.

     "Mortgage" shall mean any security instrument to which Landlord or Tenant
      --------
is a party and which encumbers any interest in any of the Hotels and/or this Lease, including, without limitation, mortgages, deeds of trust, security deeds and similar instruments.

     "Mortgagee" shall refer to each and every Landlord's Mortgagee and Tenant's
      ---------
Mortgagee.

     "Notice" shall have the meaning set forth in Section 22.1.
      ------

     "Operating Equipment" shall mean equipment which is capital in nature, but
      -------------------
is removable and therefore not affixed to or installed permanently in a Hotel, such as shuttle vans, cleaning equipment and other personalty utilized by Tenant specifically for the operation of the business of the Hotel.

     "Operating Revenues" shall mean in accordance with the Uniform System of
      ------------------
Accounts all revenues received or receivable for the use, occupancy or enjoyment of the Hotels, or any part thereof, or received or receivable by Tenant for the sale of any goods, services or other items sold on or provided from the Premises in the ordinary course of each Hotel's operation, including without limitation:
(a) all income and proceeds received from rental of rooms and other space within the Hotels including net parking revenue; (b) all income and proceeds received from food and beverage operations and from catering services conducted from any Hotel even though rendered outside of such Hotel; (c) all income and proceeds (amortized over the period for which it relates) from business interruption, rental interruption and use and occupancy insurance with respect to the operation of each Hotel (after deducting therefrom all necessary costs and expenses incurred in the adjustment or collection thereof); (d) all awards allocated to Tenant for condemnation for temporary use (allocated over the period for which it relates) (after deducting therefrom all costs incurred in the adjustment or collection thereof); and (e) all income and proceeds from judgments, settlements and other resolutions of disputes (allocated over the period for which it relates) with respect to matters which would be included in "Operating Revenues" if received in the ordinary course of any Hotel's operation (after deducting therefrom all necessary costs and expenses incurred in the adjustment or collection thereof). Such term shall not include: (1) gross receipts received by lessees, licensees or concessionaires of any Hotel to the extent not expressly included in Operating Revenues; (2) consideration received at the Hotel for hotel accommodations, goods and services to be provided at other hotels, although arranged by, for or on behalf of Tenant; (3) income and proceeds from the sale or other disposition of goods, capital assets and other items not in the ordinary course of any Hotel's operation; (4) federal, state and municipal excise sales and use taxes collected directly from patrons or guests of any Hotel as part of or based on the sales receipts, room admission, cabaret or equivalent taxes; (5) condemnation awards (except to the extent provided in clause (d) of the first sentence of this definition); (6) reasonable bad debt reserves taken in the ordinary course of business, subject to adjustment; (7) gratuities paid to Hotel employees; (8) the proceeds of any financing or sale of any Hotel, (9) insurance proceeds other than from business interruption, rental interruption and use and occupancy insurance with respect to operation of any Hotel; (10) other income or proceeds resulting other than from the use or occupancy of any Hotel, or any part thereof, or other than from goods, services or other items sold on or provided from the Premises in the ordinary course of business; or (11) interest and income on any funds standing from time to time in any Hotel's agency or reserve accounts.

     "Partial Condemnation Reduction Percentage" shall mean that percentage
      -----------------------------------------
applicable upon a condemnation equal to the fraction whose numerator is the Fair Market Value of the condemned Hotel immediately prior to the effective date of such condemnation less the Fair Market Value of the portion of such Hotel remaining immediately after such condemnation has become effective, and whose denominator is the Fair Market Value of such Hotel immediately prior to the effective date of such condemnation. Thus, for example, if the Fair Market Value of the affected Hotel immediately prior to such condemnation was $20 million and the Fair Market Value of the portion of the affected Hotel remaining immediately after such condemnation was $15 million, the Partial Condemnation Reduction Percentage would be 25%.

     "Partial Lease Year" shall mean the period between the end of the last full
      ------------------
Lease Year and the termination of this Lease.

     "Percentage Rent" shall have the meaning set forth in Section 5.1.
      ---------------

     "Premises" shall mean all of the Land and the Improvements associated with
      --------
the Hotels, or such lesser area or portion of each such Hotel that from time to time may be leased by Tenant hereunder as set forth in this Lease.

     "Prime Rate"  shall mean the prime commercial lending rate as announced
      ----------
from time to time by Credit Lyonnais at its branch in New York City (or such other financial institution as Landlord and Tenant may mutually agree in writing), each change in said rate to be effective as of the date of such change.

     "Prospectus" shall have the meaning set forth in Section 22.20.
      ----------

     "Renovations" shall have the meaning set forth in Section 10.2.
      -----------

     "Rent(s)" shall mean Base Rent, Percentage Rent, Additional Rent and
      -------
Expansion Rent either collectively or any one or more of same as the context may indicate.

     "Sale of a Hotel" shall mean any sale, assignment, transfer or other
      ---------------
disposition, for value or otherwise, voluntary or involuntary, of Landlord's title to a Hotel, including, if applicable, the Land or Landlord's leasehold interest in the underlying ground lease for the Land or an assignment or sublease of Landlord's leasehold interest in the underlying lease of the Hotel but excluding any Mortgage on Landlord's interest in any Hotel and/or this Lease. For purposes of this Lease, a Sale of a Hotel shall also include a lease (subject to this Lease) of all or substantially all of any Hotel or the Land located at any such Hotel and any Change in Control of Landlord.

     "Senior Landlord's Mortgagee" for any Hotel shall mean the holder of, or
      ---------------------------
beneficiary under, from time to time the most senior Mortgage against Landlord's interest in such Hotel and/or this Lease.

     "Site Assessment" shall have the meaning ascribed to it in Section 12.2.
      ---------------

     "Site Reviewer"  shall have the meaning ascribed to it in Section 12.2.
      -------------

     "Substantial Taking" shall mean a condemnation of a portion of any Hotel
      ------------------
which is not an Insubstantial Taking.

     "Surviving Obligations" shall mean any obligations of Tenant under this
      ---------------------
Lease, actual or contingent, which arise on or prior to the expiration or prior termination of this Lease and which survive such expiration or termination by their own terms.

     "Tenant" shall have the meaning set forth in the Preamble and shall include
      ------
its successors and assigns.

     "Tenant's Mortgagee" shall mean the holder of, or beneficiary under any
      ------------------
Mortgage of Tenant's interest in any of the Hotels and/or this Lease, including without limitation all members of any syndicate and the trustee or any other agent thereof, if Tenant's Mortgagee consists of more than one entity or person.

     "Term" shall have the meaning set forth in Section 3.1.
      ----

     "Uniform System of Accounts" shall mean the Uniform System of Accounts for
      --------------------------
Hotels, as adopted and published from time to time by the American Hotel and Motel Association. [Eighth Revised Edition, 1986, as published by the Hotel Association of New York City, Inc.]

     "Use Award" shall have the meaning set forth in Section 15.3.
      ---------

     "Year" shall mean a calendar year commencing on January 1 and ending on
      ----
December 31. A "Partial Year" shall mean that portion of a Year that occurs during the Term in the case of the Year in which the Commencement Date occurs and the Year in which the expiration or termination of this Lease occurs.


                                  ARTICLE III
                                      TERM
                                      ----

     Section 3.1  Term.  The "Term" shall consist of the Initial Term and the
                  ----
Extended Term(s), if any. The Initial Term of this Lease shall commence on the Commencement Date, and, unless sooner terminated as otherwise provided herein, shall expire on December 31, 2010.

     Section 3.2  Extended Term.  If Tenant has not given Notice of its
                  -------------
intention to terminate this Lease with respect to any Hotel pursuant to
Section 3.3 and the Initial Term or any then current Extended Term with respect to such Hotel has not been sooner terminated, the Term of this Lease with respect to each such Hotel shall automatically be extended on the same terms and conditions as set forth herein for an Extended Term of five (5) years (the "Extended Term"); provided, however, that there shall not be more than five such Extended Terms and, if the Land for such Hotel is leased by Landlord, no such Term shall extend in excess of one month less than the remaining term of Landlord's leasehold interest in such Land. Notwithstanding the foregoing, Tenant may elect at any time throughout the Term to exercise, by Notice to Landlord, its option to extend the Term with respect to any or all Hotels through any or all Extended Terms. If and to the extent Tenant elects by written notice to Landlord to exercise its option to extend the Term for any such Hotel through any Extended Term, Tenant's option to terminate this

Lease pursuant to Section 3.3 with respect to such Extended Term for which Tenant has exercised its extension option shall no longer be applicable, but such option to terminate pursuant to Section 3.3 shall continue to apply to any Extended Term with respect to which such option to extend was not exercised pursuant to this Section 3.2. All elections to extend the Term shall be irrevocable after exercise.

     Section 3.3  Notice of Termination.  Tenant may terminate this Lease with
                  ---------------------
respect to any Hotel at the end of the Initial Term or at the end of any Extended Term upon Notice to Landlord not less than twelve (12) calendar months prior to the expiration of the Initial Term or the then current Extended Term, as the case may be. In addition, Tenant may terminate this Lease with respect to any Hotel if Tenant gives a Notice of termination to Landlord after the date which is twelve (12) months prior to the expiration of the Initial Term or the then current Extended Term, as the case may be (but prior to the last day of the Initial Term or the then current Extended Term and prior to the expiration of the thirty (30) day period referenced below), and in such event this Lease shall terminate with respect to such Hotel on the date which is twelve (12) months after the date upon which Tenant delivers such Notice; except that if, after the beginning of the twelve (12) month period prior to the expiration of the Initial Term or the then current Extended Term, as the case may be, Tenant does not give a Notice of termination within thirty (30) days after Landlord requests Tenant to notify Landlord whether Tenant intends to terminate this Lease with respect to all or any portion of the Premises, the Term of this Lease shall be automatically extended with respect to the portion of the Premises that was the subject of Landlord's request for the next Extended Term, and Tenant's right to terminate this Lease with respect to such portion of the Premises prior to the expiration of the next Extended Term shall cease to have any further force or effect.

     Section 3.4  Obligations of Parties at Termination
                  -------------------------------------

          (a) Promptly upon the effective date of any termination of this Lease with respect to any Hotel or Hotels: (i) Tenant shall peaceably surrender all of such Hotel or Hotels to Landlord in the same condition as existed as of the Commencement Date, subject only to such additions or alterations as have been permitted pursuant to Article IX hereof and subject to reasonable wear and tear; (ii) Tenant shall assign and deliver to Landlord Tenant's entire interest in any and all service contracts, guaranties and warranties relating to the construction, improvement, alteration and repair of such Hotels and all architectural and engineering plans, drawings and specifications related thereto; (iii) if Landlord exercises its option described in subsection 10.3(a) to purchase certain equipment relating to such Hotel or Hotels from Tenant, Tenant shall assign and deliver appropriate title documentation and possession of such equipment; and (iv) if Landlord so requests, Tenant shall cause any person or entity occupying the Premises by, through or under Tenant to be evicted and removed from the Premises.

          (b) Rent relating to such Hotel or Hotels shall be paid through the date of termination. Within one hundred twenty (120) days after this Lease terminates, Tenant shall deliver to Landlord a complete and final accounting, prepared in accordance with the provisions of Section 5.3 hereof, of Operating Revenues relating to such Hotel or Hotels together with all payments of Rent relating to such Hotel or Hotels due hereunder and, if Landlord opted to purchase the equipment described in Subsection 10.3(a), the purchase price therefor. Landlord's right to audit Tenant's books and records as described in Section 5.3 and to receive Percentage Rent and Additional Rent relating to such Hotel or Hotels, if any, together with interest at the Lease Interest Rate shall survive the termination of this Lease.

          (c) If Landlord, directly or indirectly, intends to conduct upon termination of this Lease a business or use at any of the Hotels similar to Tenant's business or use at such Hotel, Tenant, at Landlord's request, shall: (i) make available to Landlord such books and records as are appropriate to such business and/or use (but not including employee records that must remain confidential either under Legal Requirements or reasonable policies of Tenant, or any proprietary information or property of Tenant), and (ii) assign or transfer to Landlord or its designee, to the extent permitted by Legal Requirements, all licenses, permits, permissions and approvals pertinent to the conduct of such business or use at such Hotel; provided that if Tenant has expended any of its own funds within the five (5) year period preceding the termination date in the acquisition or maintenance of any such license, permit, permission or approval (other than annual license fees whether prepaid or paid currently), or if there are any deposits or escrow funds relevant thereto that Tenant assigns and transfers to Landlord, Landlord shall, as a condition of receiving an assignment or transfer of such license, permit, deposit, escrow fund, permission or approval (if requested by Landlord), reimburse Tenant therefor. The cost of effectuating any such transfer of any licenses, permits, permissions or approvals shall be borne by Landlord except when termination is due to Tenant's default.

          (d) The provisions of Section 10.3 shall apply upon termination of this Lease with respect to all or any portion of the Premises, and Tenant shall take all other appropriate actions as required under all other applicable provisions of this Lease. The provisions of this Section 3.4, as well as all Surviving Obligations, Landlord's right to receive the late charges described in Section 5.2(b), interest on sums outstanding at the Lease Interest Rate and legal fees (but if termination was not due to an Event of Default such Legal Fees shall be reasonable legal fees) and court costs, shall survive termination of this Lease with respect to all or any portion of the Premises.


                                   ARTICLE IV
                              ABSOLUTELY NET LEASE
                              --------------------

     Section 4.1  Net Lease.  Subject to any express obligation of Landlord to
                  ---------
the contrary under this Lease, it is expressly understood and agreed by and between the parties that this Lease is an absolutely net lease, and that Tenant shall pay the Rents and all other sums payable hereunder to or on behalf of Landlord without Notice or demand and without set-off, counterclaim, abatement, suspension, deduction, or defense, and Landlord is not obligated to expend any of its funds in connection with the Hotels, Premises or this Lease.

     Section 4.2  Non-Terminability of Lease
                  --------------------------

          (a) Except as otherwise expressly provided herein, this Lease shall not terminate, nor shall Tenant have any right to terminate this Lease, nor shall the obligations hereunder of Tenant be otherwise affected, for any reason whatsoever, including without limitation by reason of any damage to or destruction of all or any part of the Premises from whatever cause, the taking of the Premises or any portion thereof by condemnation, the prohibition, limitation or restriction of Tenant's use of the Premises, or interference with such use by any private person or corporation or by reason of any eviction or otherwise, or Tenant's acquisition of ownership of the Premises otherwise than pursuant to an express provision of this Lease, or for any other cause whether similar or dissimilar to the foregoing, any present or future Legal Requirement to the contrary notwithstanding, it being the intention of the parties hereto that the Rent and all other charges payable hereunder to or on behalf of Landlord, shall continue to be payable in all events and the obligations of Tenant hereunder shall continue unaffected, unless the requirement to pay or perform the same shall be terminated pursuant to an express provision of this Lease.

          (b) Tenant covenants and agrees that it will remain obligated under this Lease in accordance with its terms, and that Tenant will not take any action to terminate, rescind, reject or avoid this Lease or any term, part, or provision hereof, notwithstanding the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding-up or other proceeding affecting Landlord or any assignee of Landlord in any such proceeding and notwithstanding any action with respect to this Lease which may be taken by any trustee or receiver of Landlord or of any assignee of Landlord in any such proceeding or by any court in any such proceeding.

          (c) Except as otherwise expressly provided in this Lease, Tenant waives all rights now or hereafter conferred by law or obtainable in equity
     (i) to quit, terminate or surrender this Lease or the Premises, or any part thereof, or (ii) to any abatement, suspension, deferment or reduction of any Rents or charges payable hereunder to or on behalf of Landlord, regardless of whether such rights shall arise from any present or future constitution, statute or rule of law.


                                   ARTICLE V
                                      RENT
                                      ----

     Section 5.1  Base Rent and Percentage Rent.  Tenant covenants to pay
                  -----------------------------
Landlord Rent for the Premises as follows:

          (a) Commencing with the Commencement Date and continuing to the end of the Term (including all Extended Terms), "Base Rent" in an amount equal to Fifteen Million Dollars ($15,000,000) per Year for each Year; plus

          (b) Commencing with the Second Lease Year and continuing for each succeeding Lease Year until the end of the Term (including during all Extended Terms), "Percentage Rent" equal to seven and one half percent (7.5%) of that portion of the Operating Revenues for all Hotels for such Lease Year that exceed the total Operating Revenues for the first Lease Year ("Base Revenues"); provided, however, that in the case of a Partial Lease Year, Percentage Rent shall be calculated by comparing Operating Revenues for the Partial Lease Year against Base Revenues for the comparable period of the first Lease Year. Once Base Revenues are calculated and such figures are certified by Tenant's auditors and chief financial officer, and Landlord has concurred in such calculation, the Base Revenues with respect to each Hotel shall be inserted on Exhibit B and the so revised Exhibit B shall become and remain a part of this Lease to be utilized for reference purposes if a future recalculation of Base Revenues becomes necessary due to the termination of this Lease with respect to any one or more, but not all, Hotels.

     Section 5.2  Payment of Rent
                  ---------------

          (a) Base Rent shall be paid (i) with respect to each calendar month in each of the first two (2) fiscal quarters (based on Tenant's Fiscal
     Year) after the Commencement Date, monthly in arrears, in six equal payments of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) on or before the last business day of each such calendar month, and (ii) with respect to all periods thereafter during the Term, quarterly in arrears, in four equal payments of Three

     Million Seven Hundred Fifty Thousand Dollars ($3,750,000), on or before the last business day of each March, June, September and December during each Year of the Term. Base Rent for any partial quarter shall be prorated and computed by multiplying the quarterly Base Rent by a fraction, the numerator of which is the number of days in such partial quarter and the denominator of which is ninety. In the event this Lease terminates pursuant to the specific terms hereof with respect to one or more Hotels (but not all Hotels), Base Rent shall be recalculated in accordance with the Schedule contained on Exhibit B, and Percentage Rent shall be recalculated by deleting the Base Revenues of the so terminated Hotel or Hotels from the Base Revenues utilized to calculate Percentage Rent. Percentage Rent shall be calculated on an annual basis beginning at the end of the second Lease Year and then for each succeeding Lease Year. The calculation of Operating Revenues for the then ended Lease Year shall be made by Tenant and provided to Landlord within one hundred and twenty (120) days after the end of such Lease Year in accordance with Section 5.3(a). Tenant shall pay the Percentage Rent annually in arrears on or before one hundred twenty (120) days after the end of the applicable Lease Year. All installments of Rent not paid by Tenant when the same become due shall bear interest from the date due until paid at the Lease Interest Rate. Time is of the essence with respect to this obligation, and installments of Rent shall become due and payable without Notice or demand. All Rent payments shall be made in lawful money of the United States of America and shall be paid to Landlord at Landlord's address for receipt of Notices or to such other party and/or to such other address as Landlord may from time to time designate by Notice to Tenant in accordance with this Lease.

          (b) Tenant acknowledges that late payment of Rent by Tenant to Landlord will cause Landlord to incur costs not contemplated in this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges that may be imposed upon Landlord by the terms of any Mortgage on any or all of the Hotels. Accordingly, in addition to the interest payable by Tenant pursuant to Section 5.2(a), after a period of five (5) days following the date all or any portion of Rent is due and unpaid Tenant shall pay to Landlord an amount equal to five percent (5%) of the amount of such unpaid installment or portion thereof. The parties agree such late charges represent a fair and reasonable estimate of the cost Landlord will incur by reason of the late payment by Tenant.

          (c) If any of the Hotels are damaged by fire or other casualty and Tenant must discontinue all or substantially all business operations therein for a period of time in excess of the period covered by business interruption insurance required to be carried hereunder, Tenant's obligation to pay Percentage Rent for the Lease Year in which Tenant has so discontinued its business operations shall be computed as if such Lease Year were a Partial Lease Year and as if the number of days in such Partial Lease Year excluded the number of days during which Tenant discontinued all or substantially all of its business operations at such Hotel and which are not covered by business interruption insurance required to be carried by Tenant hereunder. In no event shall Tenant's obligation to pay Base Rent be abated for any reason whatsoever, including without limitation, any fire or other casualty.

          (d) If, at any time during the Term, there is a good faith dispute between Landlord and Tenant with respect to the amount of Percentage Rent properly due hereunder, Tenant's failure to pay the disputed amount shall not be deemed an Event of Default with respect to the provisions of Sections 20.1 and/or 20.2 until such time as the dispute is resolved; provided, that Tenant shall promptly pay any such disputed amount of Percentage Rent claimed by Landlord into an escrow account specifically created for such purpose, to be held and invested by the Insurance Trustee or such other escrow agent as may be mutually approved by Landlord and Tenant. Any amount finally determined to be due Landlord shall bear interest at the Lease Interest Rate from the date which is one hundred twenty (120) days after the end of the Lease Year or Partial Lease Year as to which such disputed Percentage Rent arose until paid. Any amounts in such escrow account, including any interest earned thereon, not required to be paid to Landlord shall be returned to Tenant. Tenant shall have no right of offset as against any Base Rent for any overpayments of Percentage Rent.

     Section 5.3  Records; Audit by Landlord
                  --------------------------

          (a) Tenant shall keep, in appropriate detail and in accordance with standard accounting practices, at its principal business office, records of all sums constituting and/or specifically excluded from Operating Revenues with respect to each Fiscal Year for a period of not less than four (4) Fiscal Years after the expiration of the Fiscal Year to which such records relate. Within one hundred twenty (120) days after the end of the first Lease Year, Tenant shall deliver to Landlord a statement from an appropriate corporate officer of Tenant and, within two hundred ten (210) days after the end of the First Lease Year, from Tenant's independent certified public accountants, certifying the calculation of Base Revenues required by Section 5.1(b) hereof. Within one hundred twenty (120) days after the end of each subsequent Lease Year, Tenant shall deliver to Landlord a statement from an appropriate corporate officer of Tenant certifying the annual Operating Revenues for such Lease Year. If there is any overpayment of Percentage Rent, the excess shall be credited against any future Percentage Rent when next due. If Landlord delivers its written request to Tenant for copies of records and data to support such statement, then Tenant shall provide same to Landlord within thirty (30) days after receipt of such written request. Landlord shall be entitled to rely directly on Tenant's independent outside certified auditors or, at Landlord's option and at its own expense, to audit such statement and supporting records and data, provided Landlord shall cause such audit to commence within ninety (90) days after receipt of said statement and to be completed within one hundred twenty (120) days after receipt of all information requested by Landlord reasonably related to such audit. In order to provide finality, absent fraud and, except as otherwise provided below in this Section, Tenant shall be entitled to treat such statement as being correct if Landlord does not so audit or otherwise challenge said statement within the time period above provided, and Landlord shall have no right thereafter to question or examine the same. If the audit or any audit hereinafter referred to in this Section (collectively a "Landlord's Audit") discloses an understatement of annual Operating Revenues, Tenant shall immediately pay Landlord the additional Percentage Rent found to be due plus interest thereon at the Lease Interest Rate from the date such additional Percentage Rent was otherwise due until the date actually paid. However, if Landlord's Audit discloses that Percentage Rent has been overpaid by Tenant, the excess shall be credited against any future Percentage Rent when next due hereunder. Tenant shall have the right to be informed as to any final results of any such audit. In addition, if Landlord's Audit discloses any underreporting of the total Operating Revenues for any Lease Year, which underreporting is in excess of three percent (3%) of the Operating Revenue for such Lease Year, Tenant shall, upon demand and receipt of evidence of payment, pay Landlord as Additional Rent the reasonable cost of Landlord's Audit; and Landlord shall have the option, at Tenant's expense, to audit the certified statements and supporting records and data for the two (2) immediately preceding Lease Years, with such audit to be commenced by Landlord within sixty (60) days after Landlord's receipt of the initial audit showing an underpayment of Percentage Rent, and to be completed within one hundred twenty (120) days after receipt of all information requested by Landlord reasonably related to such audit.

          (b) In addition to the deliveries required under Section 5.3(a), Tenant shall, within one hundred twenty (120) days after the end of each Fiscal Year that ends during the Term, deliver to Landlord a statement from an appropriate corporate officer of Tenant and from Tenant's independent certified public accountants, certifying the annual Operating Revenues for such Fiscal Year.

          (c) Landlord shall keep all information regarding annual Operating Revenues and Base Revenues with respect to the Premises in strict confidence and shall not divulge such information to third parties except:
     (i) to Landlord's accountants and attorneys, (ii) to existing or prospective purchasers, Mortgagees, partners, lenders, or trustees of Landlord, (iii) in connection with any claim relating to Percentage Rent payable under this Lease, (iv) as may be required by law, or (v) to the holders of direct and indirect beneficial ownership interests in Landlord and its Affiliates.

     Section 5.4  Subleases, Licenses, and Concessions
                  ------------------------------------

          (a) If Tenant should sublease all or substantially all of any Hotel, then notwithstanding any other provision of this Lease to the contrary, Operating Revenues shall not include any rent or other consideration paid by such sublessee to Tenant but Operating Revenues shall include all gross receipts of such sublessee that would be included in Operating Revenues if realized by Tenant.

          (b) If Tenant should ever contract with a third party sublessee, licensee, or concessionaire to deliver goods or services to the customers at any of the Hotels, which goods and services had previously been provided by Tenant to Tenant's customers at such Hotel (and exclusive of any such service businesses which individually do not utilize space exceeding 500 square feet of rentable area), then notwithstanding any other provision of this Lease to the contrary, the gross receipts of such sublessee(s), licensee(s), and concessionaire(s) that would be included in Operating Revenues if realized by Tenant shall be included in Operating Revenues; and in any case in which the gross receipts of any sublessee, licensee, or concessionaire are included in Operating Revenues hereunder, the rental, license, or concession fees, if any, paid by such sublessee, licensee, or concessionaire to Tenant shall not be included in Operating Revenues; provided, however, that the provisions of this Section 5.4(b) shall not apply to the gross receipts of any one or more sublessees, licensees, or concessionaires if the gross receipts of all such sublessees, licensees, or concessionaires in the applicable Lease Year do not exceed Fifty Thousand Dollars ($50,000), which $50,000 amount shall be increased on the fifth
     (5th) anniversary of the Commencement Date and every fifth (5th) anniversary thereafter by an amount proportionate to the percentage increase in the GDP Deflator over the preceding five (5) year period.

          (c) If any sublessee, licensee, or concessionaire that delivers goods or services to Tenant's customers at any Hotel is an Affiliate of Tenant, the gross receipts of such sublessee, licensee, or concessionaire that would be included in Operating Revenues if realized by Tenant shall be included in Operating Revenues, and the rental, license, or concession fees, if any, paid by such sublessee, licensee, or concessionaire to Tenant shall not be included in Operating Revenues.

          (d) Tenant shall not enter into any sublease, license, or concession agreement or amendment thereto in which the determination of the amount of rent, license, or concession fee depends in whole or in part on, or is expressed in whole or in part as, a percentage of the income or profits derived by such sublessee, licensee, or concessionaire or any other person or entity. In any lease, license, or concession agreement or amendment thereto executed by Tenant in which the amount of rent, license, or concession fee is determined in whole or in part by reference to the gross sales or gross receipts of the sublessee, licensee, or concessionaire or any other person or entity, such sublease, license, or concession agreement shall contain a provision stating that the gross receipts or gross sales of the sublessee, licensee, or concessionaire or any other person or entity shall not be determined in whole or in part by reference to the income or profits derived by the sublessee, licensee, or concessionaire or any other person or entity from the Premises or the subject matter or such lease, license, or concession agreement (other than an amount based on a fixed percentage or percentages of gross receipts or gross sales). If Tenant violates the provisions of this paragraph with respect to any sublease, license, or concession agreement, then in addition to any other rights and remedies that Landlord may have under this Lease or applicable law, the gross receipts of such sublessee, licensee, or concessionaire under such sublease, license, or concession agreement that would be included in Operating Revenues if realized by Tenant shall be included in Operating Revenues and the rental, license, or concession fee, if any, paid by such sublessee, licensee, or concessionaire shall not be included in Operating Revenues.

     Section 5.5  Rent Upon Certain Expansions.  If Tenant completes any
                  ----------------------------
Expansion at any Hotel with respect to which: (i) the cost of such Expansion exceeds One Million Dollars ($1,000,000), and (ii) such Expansion results, either by itself or aggregated with any and all prior Expansions, in an increase greater than five percent (5%) in the capacity (measured either in terms of net useable building square footage, or the aggregate number of rooms) of such Hotel then, from the first day of the first month following the date of completion of such Expansion throughout the remaining Term of this Lease, Tenant shall pay in lieu of Percentage Rent with respect to such Hotel the lesser of either (x) Percentage Rent for such Hotel calculated pursuant to Section 5.1 hereof, or
(y) Expansion Rent for such Hotel for each Lease Year or portion thereof during the remainder of the Term hereof in an amount equal to the average amount of Percentage Rent payable by Tenant with respect to such Hotel (without regard to the Gross Income from any other Hotels included in the Premises) for the two (2) full Lease Years immediately preceding the commencement of construction of such Expansion; provided, however, that the amount of Expansion Rent shall be increased on each anniversary of the date such Expansion Rent first became effective by an amount proportionate to the percentage increase in the GDP Deflator over the preceding twelve (12) month period.


                                   ARTICLE VI
                     OPERATION AND MAINTENANCE OF PREMISES
                     -------------------------------------

     Section 6.1  Operation and Maintenance of Premises.
                  -------------------------------------

          (a) Tenant shall not alter its operational and/or management practices with respect to any of the Hotels so as to cause the standard at which the Hotels are operated and managed to deviate significantly from the standard of operation and management existing on the Commencement Date, without obtaining Landlord's prior written consent.

          (b) Throughout the Term, Tenant, at its own expense, shall keep and maintain each of the Hotels in condition and repair at least as good as the condition and repair of each Hotel on the Commencement Date, reasonable wear and tear excepted, and in conformity with all applicable Legal Requirements and shall make or cause to be made all ordinary and extraordinary, foreseen and unforeseen items of maintenance, repair, replacement and alteration to the Premises as necessary for such purpose. Landlord shall not be required to maintain, repair, or rebuild all or any part of the Premises. Tenant shall provide all services required and perform all obligations incurred in connection with the use, operation and maintenance of the Premises, and Tenant shall be responsible for the payment of all costs and expenses incurred in the use, operation, or maintenance of the Premises, including, but not limited to, rents and other amounts owed under any ground lease, management fees, real estate taxes, insurance, supplies and materials used in the operation and maintenance of the Premises, the cost of all maintenance, janitorial, security and service agreements for the Premises and the equipment therein and thereon, and the cost of electricity, water and any and all other utilities, supplied to the Premises, but not including any costs or expenses affirmatively incurred by Landlord that are not attributable to a default by Tenant in the performance of Tenant's obligations under this Lease.

     Section 6.2  Taxes
                  -----

          (a) Tenant shall pay, prior to delinquency: (i) all taxes, including sales, excise, value added, use, real estate and personal property taxes, assessments, levies and fees, water and sewer rents and charges, vault charges, and all other taxes, levies, assessments, and other similar charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of every kind and nature whatsoever, which are imposed or levied upon or assessed against or which arise with respect to the Premises, any Rent or other sums payable hereunder, this Lease or the leasehold estate hereby created or which arise in respect of the ownership of the Premises by Landlord, the operation, possession or use of the Premises by Tenant or the leasing, operation, possession or use of the Premises; (ii) all gross receipts, sales, excise or similar taxes (i.e., taxes based upon gross income which fail to take into account deductions with respect to the Premises, such as depreciation, interest, taxes or ordinary and necessary business expenses) imposed or levied upon, assessed against or measured by any Rent, or other issues or profits derived from the Premises or other sums payable hereunder; and (iii) all charges of utilities, communications and other services serving the Premises, together with any and all interest costs or penalties with respect to any of the foregoing.

          (b) Notwithstanding the foregoing provisions of Section 6.2(a) but subject to the provisions of Section 6.2(c), Tenant shall not be required to pay any franchise, estate, inheritance, transfer, income or similar tax assessed or imposed against Landlord, any Rent or other sums payable hereunder, this Lease, the Land or Improvements (other than any tax referred to in clause (ii) of Section 6.2(a)). Tenant will furnish to Landlord, within ten (10) days after demand therefor, proof of payment of all items referred to above which are payable by Tenant.

          (c) If, at any time, any federal, state or local governmental entity shall impose upon the Rent payable to Landlord any tax or other imposition in lieu of any existing real estate or other tax payable by Tenant as of the Commencement Date, then notwithstanding the provisions of
     Section 6.2(b), Tenant, at its sole cost and expense, shall pay such tax or imposition on Landlord's behalf the same as if such tax or imposition had been levied against Tenant or Tenant's interest in the Premises, as well as any additional income taxes assessed against Landlord with respect to such payment.

     Section 6.3  Compliance with Requirements, Covenants and Restrictions.
                  --------------------------------------------------------
Tenant shall comply with and cause each of the Hotels to comply with all obligations and liabilities with respect to all Insurance Requirements (including, without limitation, to the extent necessary to prevent cancellation thereof and to insure full payment of any claims made under such policies). Tenant shall comply with, cause each of the Hotels to comply with, and shall assume all easements, agreements, covenants, conditions and restrictions applicable to each such Hotel or the ownership, operation, use or possession thereof that are of record on the Commencement Date or are hereafter executed by Tenant or are hereafter consented to by Tenant in writing, including, without limitation, (i) any superior ground lease currently in effect with respect to any portion of the Premises, and (ii) any Mortgage or other agreement executed directly in connection therewith. During the Term, Tenant will not enter into or consent to any easements, covenants, conditions or restrictions which would materially affect any Hotel beyond the Term or any termination of this Lease without the prior consent of Landlord, which consent will not be unreasonably withheld, conditioned, or delayed.

     Section 6.4  Landlord's Right to Perform Tenant Obligations.  If Tenant
                  ----------------------------------------------
fails promptly to make any repairs, payments or otherwise take any actions that are Tenant's obligation to make or do under this Lease, Landlord, at its option, may make or perform same at the expiration of any applicable Notice and grace period provided for herein (except that upon any emergency presenting immediate danger to person or property, such Notice and grace period shall only be what is reasonable under the circumstances), and Tenant shall pay Landlord, upon demand and receipt of evidence of payment, as Additional Rent, Landlord's actual costs plus interest thereon from the date of expenditure until paid at the Lease Interest Rate. The provisions of this Section 6.4 shall be for the sole and exclusive benefit of Landlord. Nothing contained herein shall be construed so as to require Landlord to exercise any of its rights under this Section 6.4.

     Section 6.5  Compliance with Laws and Agreements.  Subject to the
                  -----------------------------------
provisions of Section 6.6, Tenant, at its sole expense, shall comply with and cause each Hotel to comply with, and assume all obligations and liabilities with respect to all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting each Hotel or the construction, use or alteration thereof, whether now or hereafter enacted and in force, including any which may (i) require repairs, modifications or alterations in or to any Hotel; (ii) in any way adversely affect the use and enjoyment thereof, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Tenant (other than encumbrances created by Landlord without the consent of Tenant), at any time in force affecting any Hotel, including without limitation, all superior ground leasehold agreements and any Mortgage or other agreement executed directly in connection therewith; or (iii) require the cleanup or other treatment of any Hazardous Material (such laws, orders, ordinances, agreements and regulations being herein referred to as "Legal Requirements").

     Section 6.6  Tenant's Right to Contest.  Notwithstanding any other
                  -------------------------
provision of this Lease, Tenant shall have the right to contest (a) the payment of any tax or other imposition, (b) compliance with any Legal Requirement or (c) any lien referred to in Section 6.7 so long as (i) at the time of any such contest, no Event of Default exists, (ii) no such contest shall subject Landlord to the risk of criminal liability, (iii) any such taxes or impositions are paid prior to the assessment of penalties or interest thereon unless such payment would deprive Tenant of the right to contest the validity or amount of such taxes or impositions, and (iv) Tenant shall contest, in good faith, the existence, amount or validity thereof, the amount of the damages caused thereby, or the extent of its or Landlord's liability therefor by appropriate proceedings which shall operate during the pendency thereof to prevent or stay (1) the collection of, or other realization upon, the matter contested, (2) the sale, forfeiture or loss of any of the Hotels or any portion thereof or any Rent to satisfy or to pay any damages caused by any of the matters described in clauses (a), (b), and (c), (3) any interference with the use or occupancy of any of the Hotels, (4) any interference with the payment of any Rent, (5) the cancellation of any insurance policy, and (6) the enforcement or execution of any injunction, order or Legal Requirement with respect to such matter. Tenant further agrees that any such contest shall be prosecuted to a final conclusion or settled as expeditiously as is reasonably possible under the circumstances. Any rebate made on account of any taxes or other impositions shall be repaid to the party who made such payment, or if such payment relates to a period prior to the Commencement Date, such payment shall be made to Tenant. If and to the extent required by applicable law or regulation, Landlord shall render to Tenant, at no cost to Landlord, any and all reasonable assistance in contesting the validity or amount of any impositions, including (if requested by Tenant) joining in the signing of any protests or pleading which Tenant may reasonably deem advisable to file. Tenant shall pay any and all losses, judgments, decrees and costs in connection with any such contest and shall, promptly after the final determination of such contest, fully pay and discharge the amounts which shall be levied, assessed, charged or imposed or be determined to be payable therein or in connection therewith, together with all penalties, fines, interest and costs thereof or in connection therewith, and perform all acts the performance of which shall be ordered or decreed as a result thereof. Upon termination of this Lease for any reason other than an Event of Default, Landlord shall promptly reimburse Tenant for any such payment made by Tenant for taxes and impositions described in
Section 6.2(a) attributable to the Premises applicable to any period subsequent to the termination of this Lease.

     Section 6.7  Liens.  Tenant shall keep the Premises free from any liens
                  -----
arising from any work performed, materials furnished, or obligations incurred by or at the request of Tenant or any sublessee, licensee, or concessionaire of Tenant or arising from any breach by Tenant of its obligations under this Lease, and any liens with respect to any taxes Tenant is obligated to pay under this Lease or Legal Requirements. If any lien is filed against any Hotel or Tenant's leasehold interest therein, or if any lien is filed against any Hotel which arises out of any purported act or agreement of Tenant, or any sublessee, licensee, or concessionaire of Tenant, Tenant shall discharge the same within thirty (30) days after Tenant receives Notice of its filing by payment, filing of the bond required by law, or endorsement over by a title company reasonably satisfactory to Landlord (it being understood that any title company with a national presence and a sound financial condition and reputation shall be acceptable to Landlord). If Tenant fails to discharge such lien within such period, then, in addition to any other right or remedy of Landlord, Landlord may, at its election, discharge the lien by paying the amount claimed to be due, by obtaining the discharge by deposit with a court or a title company, or by bonding. Tenant shall pay on demand, as Additional Rent, any amount paid by Landlord for the discharge or satisfaction of any such lien, together with interest thereon from the date of such expenditure until paid at the Lease Interest Rate, and all reasonable attorneys' fees and other costs and expenses of Landlord incurred in defending any such action or in obtaining the discharge of such lien, together with all necessary disbursements in connection therewith. Nothing contained in this Lease shall be construed as constituting the consent or request of Landlord, express or implied, to or for the performance by any contractor, laborer, materialman, or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any of the Hotels or any part thereof, or as making Tenant the agent of Landlord with respect to any such matter, and no such agency relationship shall exist unless Tenant and Landlord so agree in writing. Notice is hereby given that Landlord will not be liable for any labor, services or materials furnished or to be furnished to Tenant, or to anyone holding an interest in the Premises or any part thereof through or under Tenant, and that no mechanic's, materialmen's or other liens for any such labor, services or materials shall attach to or affect the interest of Landlord in and to the Premises; and appropriate notice to this effect will be included in the Lease Memorandum and all construction contracts entered into by Tenant, and Tenant shall take all steps reasonably necessary under the laws of the jurisdiction(s) in which the relevant portion of the Premises is located to protect Landlord against such liability (including, if required, the posting of notices of nonresponsibility on Landlord's behalf).


                                  ARTICLE VII
                                      USE
                                      ---

     Subject to the provisions of Section 6.5, Tenant shall have the right to use the Premises for hotel and related purposes, including, without limitation, restaurants, bars, gift shops, car rental agencies, airline reservations desks, golf, tennis and other recreational activities, and other ancillary services.


                                  ARTICLE VIII
                                INDEMNIFICATION
                                ---------------

     Section 8.1  General Indemnification by Tenant.  In addition to the
                  ---------------------------------
provisions of any indemnity provided elsewhere in this Lease, Tenant shall pay, protect, indemnify, defend, save and hold harmless, Landlord, Landlord's constituent partners, any ground lessor, and any Affiliate, partner, trustee, officer, director, employee, agent or shareholder or other holder of any beneficial interest in any of them (collectively, the "Indemnified Parties" and, individually, an "Indemnified Party"), from and against all liabilities (including, without limitation, liabilities expressly retained by Landlord in connection with a sale of all or any portion of the Premises), obligations, claims, damages (including, without limitation, punitive damages), penalties and causes of action or judgments of any nature whatsoever, whether foreseen or unforeseen, howsoever and whensoever caused including, without limitation, if caused prior to the Commencement Date, without regard to the form of action and whether based on strict or statutory liability, gross negligence, negligence (including the negligence of any Indemnified Party) or any other theory of recovery at law or in equity, and all reasonable and documented costs and expenses (including reasonable attorneys' fees, costs of experts, and other legal costs and expenses), imposed upon or incurred by or asserted against any of the Indemnified Parties by reason of or in connection with:

          (a) Any matter pertaining to the leasing, use, non-use, occupancy, operation, management, condition, design, construction, maintenance, repair or restoration of any of the Hotels or Premises, or the employment of any persons at the Hotels or on the Premises, in each case whether by Tenant or otherwise;

          (b) Any casualty in any matter arising from or in connection with any of the Premises or any operations or activities thereon, whether or not Landlord or any Indemnified Party has or should have knowledge or notice of any default or condition causing or contributing to the casualty;

          (c) Any violation by Tenant (or any employees, agents, invitees, guests, sublessees, concessionaires, or licensees of Tenant) of any provision of this Lease, any contract or agreement to which Tenant (or any sublessee, concessionaire, or licensee of Tenant) is a party, any violation or alleged violation of any Legal Requirement (including anti-discrimination laws) or any Insurance Requirement; and

          (d) Any contest undertaken by or on behalf of Tenant with respect to any Legal Requirement, Insurance Requirement, tax imposition or otherwise, regardless of whether the same is permitted pursuant to the terms hereof; except in each case to the extent the same directly result from the gross negligence or willful misconduct by an Indemnified Party.

     Section 8.2  Environmental Indemnification.  Tenant shall pay, protect,
                  -----------------------------
indemnify, defend, save and hold harmless the Indemnified Parties and each of them, from and against all liabilities (including, without limitation, liabilities expressly retained by Landlord in connection with a sale of all or any portion of the Premises), obligations, claims (including, without limitation, claims by third parties alleging violation of or liability under any Environmental Law), damages (including, without limitation, punitive damages and damages to natural resources), penalties and causes of action or judgments of any nature whatsoever, both foreseen and unforeseen, howsoever and whensoever caused including, without limitation, if caused prior to the Commencement Date, without regard to the form of action and whether based on strict or statutory liability, gross negligence, negligence (including the negligence of any Indemnified Party or their agents), or any other theory of recovery at law or in equity, and all reasonable and documented costs and expenses (including reasonable attorneys' fees, costs of experts, and other legal costs and expenses), imposed upon or incurred by or asserted against any of the Indemnified Parties by reason of or in connection with:

          (a) Tenant's failure to perform its duties and obligations as set forth in Article XII;

          (b) All claims asserted during or after the Term by any third party for personal or bodily injury or death where such claims allege injury or damages as a result of exposure, that occurred prior to or during the Term, to Hazardous Material that existed at or were located in, on, or under, or were released from, any of the Hotels and/or any portion of the Premises at any time prior to or during the Term; provided, however, that this indemnity shall not cover claims arising by reason of the gross negligence or willful misconduct of Landlord and its agents, or of an Indemnified Party and its agents; and

          (c) The violation of any Environmental Law occurring at any time prior to the Commencement Date at or in connection with the leasing, use, non-use, occupancy, management or operation of any of the Hotels and/or any portion of the Premises; the discharge, disposal or release of any Hazardous Material at any time prior to the Commencement Date in, on, under, at or from, or in connection with the leasing, use, non-use, occupancy, management or operation of, any of the Hotels and/or any portion of the Premises; or the presence of any Hazardous Material at any time prior to the Commencement Date in, on, under or at any of the Hotels and/or any portion of the Premises, including without limitation any off-site migration onto any of the Hotels and/or any portion of the Premises.

     Section 8.3  Defense of Indemnified Parties.  Promptly after receipt by an
                  ------------------------------
Indemnified Party of notice of the commencement or assertion against it of any claim, action or proceeding, such Indemnified Party shall, if a claim in respect thereof is to be made against Tenant under this Article VIII, notify Tenant thereof; but the omission so to notify Tenant shall not relieve Tenant from any liability which it may have to such Indemnified Party under this Article VIII except to the extent that Tenant shall have been prejudiced by such failure. As long as no Event of Default exists and provided that representation by counsel selected by Tenant will not, in Indemnified Party's reasonable judgment (which judgment may be based on, without limitation, due consideration of any obligation such Indemnified Party may have to indemnify other parties in connection with the same matter, including requirements as to right of contest, time of indemnification and undertaking of defense of such other parties), prejudice Indemnified Party in any manner, Tenant, at its sole cost and expense, shall have the right by counsel reasonably satisfactory to the Indemnified Party, to contest, resist and defend any claim, action or proceeding with respect to which it shall have received the Notice described in the preceding sentence; provided, however, that Tenant may not compromise or otherwise dispose of the same without the prior written approval of the Indemnified Party, such approval not to be unreasonably withheld, conditioned, or delayed so long as the Indemnified Party receives a full release with respect to the claim, action or proceeding. If an Event of Default exists, or, in Indemnified Party's judgment, representation by counsel selected by Tenant will prejudice Indemnified Party in any manner, such Indemnified Party shall have the right to retain its own counsel and defend such action. If Tenant shall have assumed responsibility for such contest and defense, Tenant shall not be obligated to pay any attorneys' fees or other legal costs incurred by or on behalf of the Indemnified Party unless an Event of Default exists. Notwithstanding the foregoing, each Indemnified Party shall, at Tenant's request and expense, cooperate with Tenant, at no cost or expense to the Indemnified Party, in the defense of any such claim, action or proceeding.

     Section 8.4  Payment by Tenant.  Any amounts which become payable by Tenant
                  -----------------
under this Article VIII shall be paid as Additional Rent no later than ten (10) days after demand by the Indemnified Party entitled thereto (which demand shall not be made more than ten (10) days prior to the proposed date of actual payment by the Indemnified Party to a third party) and, if such payment is not timely paid, shall bear interest at the Lease Interest Rate form the date when due to the date of payment.

     Section 8.5  Survival.  Tenant's liability under this Article VIII shall
                  --------
survive the expiration or earlier termination of this Lease. The failure or inability on the part of Tenant to carry insurance required to be maintained under Article XIII shall not affect in any way its indemnification obligations hereunder.

     Section 8.6  Continuing Obligations.  The indemnities set forth herein
                  ----------------------
shall in no way affect or impact any other obligations on the part of Tenant or any of its Affiliates that may exist under law or under any other agreement in favor of any Indemnified Party.


                                   ARTICLE IX
                           ALTERATIONS AND EXPANSIONS
                           --------------------------

     Section 9.1  Alterations and Expansions
                  --------------------------

          (a) Tenant may at its expense and without Landlord's prior written consent, make any replacements or aesthetic alterations to any of the Hotels. Tenant may expand the existing Improvements or construct additional Improvements on the Land located at a Hotel (the expansion of existing Improvements or the construction of additional Improvements being referred to collectively herein as an "Expansion"), provided, that: (i) such Expansion does not (A) increase the rooms available for occupancy at the subject Hotel by greater than 10% of those existing as of the Commencement Date; or (B) increase the net area of other revenue producing square footage at the subject Hotel by more than 10% of that existing as of the Commencement Date, (ii) no structural elements of the improvements shall be demolished without obtaining Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned, or delayed, and (iii) such replacements, alterations and/or Expansions will not adversely affect the structure or the safety of the Improvements, or adversely affect the electrical, heating, ventilating, air-conditioning, plumbing or mechanical systems or the functioning thereof. Landlord has the right to require from Tenant assurances, reasonably acceptable to Landlord, to be delivered to Landlord prior to the commencement of any work, that Tenant will fully perform and complete its Expansion, free and clear of any mechanics' and materialmen's liens. Tenant shall procure at its own expense such governmental approvals and permits as may be required for any alterations made by Tenant. At Tenant's expense, Landlord shall join in submitting Tenant's plans for any necessary governmental approval, if required by Legal Requirements. All such construction, alterations, and maintenance work done by, or for, Tenant, shall comply with all Legal Requirements and Insurance Requirements, and shall be completed in a good and workmanlike manner and with reasonable diligence, and will be completed in all material respects in accordance with plans prepared by a licensed architect. If any Expansion will cost more than One Million Dollars ($1,000,000), adjusted by the GDP Deflator, (w) Tenant shall furnish Landlord with the plans and specifications therefor prior to commencing work, (x) the contractor selected by Tenant to perform the work shall be subject to Landlord's approval, which approval shall not be unreasonably withheld, conditioned or delayed, (y) Tenant shall carry builder's risk insurance in amounts reasonably sufficient to cover the cost of replacement of the work during the course of such construction, and (z) upon the request of Landlord or any Mortgagee, Tenant will provide appropriate securities, completion bonds, guarantees, or like reasonable assurances that construction will be completed. Tenant shall also furnish Landlord with copies of any and all final plans and specifications (including all changes and modifications thereto) and all necessary governmental permits prepared or issued for all alterations (whether or not Landlord's consent was required in connection with such alterations). With respect to any Expansion or other alteration for which Tenant must obtain Landlord's consent, Landlord shall not unreasonably withhold, condition or delay such consent.

          (b) All replacements, alterations and substitutions of Improvements and Expansions made to the Premises pursuant to this Article 9.1 (but not the replacement FF&E, Fixed Asset Supplies, Operating Equipment or Inventories described in Article 10.1) shall be and remain part of the realty and the property of Landlord and shall be subject to this Lease.

     Section 9.2  Alterations and Expansions During Last Five Years of Term.
                  ---------------------------------------------------------
Landlord's prior written consent, which may be withheld in Landlord's sole, absolute, and subjective discretion, shall be required for any Expansions of or to the Premises to be constructed during the last five (5) years of the Term (including any Effective Extended Term); provided, however, that if Tenant shall then exercise its rights under Section 3.2 to extend the Term hereof so that at least five (5) years will remain in the Term once the construction is completed, the provisions of Section 9.1(a) shall apply.


                                   ARTICLE X
                   FF&E, FIXED ASSET SUPPLIES AND INVENTORIES
                   ------------------------------------------

     Section 10.1  FF&E Upon Commencement Date.  On the Commencement Date,
                   ---------------------------
Landlord shall make available to Tenant all of the FF&E, Fixed Asset Supplies, Operating Equipment and Inventories located at the Premises and to be used and consumed at the Premises during the Term at no further cost to Tenant and the FF&E shall be owned by Landlord and leased to Tenant hereunder as part of the Premises. Landlord shall have no further obligations to provide any additional FF&E, Fixed Asset Supplies, Operating Equipment or Inventories. Thereafter during the Term, Tenant shall, at its own cost, replace FF&E as hereinafter provided, and shall provide such Fixed Asset Supplies, Operating Equipment and Inventories as it deems necessary and all such replacement FF&E, Fixed Asset Supplies, Operating Equipment and Inventories shall be and remain the property of Tenant. Tenant shall also repair and replace, as necessary, all Fixtures which, as such may be repaired or replaced, shall be and remain property of Tenant. Tenant shall be obligated to maintain all such Fixtures which are necessary for the operation of the Hotel in good operating condition.

     Section 10.2  Replacement of FF&E.  On or before one hundred twenty (120)
                   -------------------
days after the end of each Fiscal Year that ends during the Term (for purposes of this Section 10.2, the "Subject Fiscal Year"), Tenant shall deposit, into a reserve account to be maintained as a separate interest bearing account with a bank or banks reasonably acceptable to Landlord (the "FF&E Reserve Account"), an amount equal to (A) the positive result, if any, of (I) three percent (3%) of the Operating Revenues for the subject Fiscal Year minus (II) the amount actually expended by Tenant during the Subject Fiscal Year to repair and/or replace FF&E, Fixtures, Fixed Asset Supplies and/or Operating Equipment at any one or more of the Hotels (individually or collectively, the "Renovations"), minus (B) with respect to each Fiscal Year prior to the Subject Fiscal Year, if any, the aggregate amount, if any, by which Tenant's expenditures for Renovations in each such prior Fiscal Year exceeded three percent (3%) of the Operating Revenues for that Fiscal Year, less the portion of such amount which has previously been taken into account in determining the amount to be deposited into the FF&E Reserve Account in and with respect to Fiscal Years prior to the Subject Fiscal Year, if any. Tenant shall be entitled to withdraw funds from such FF&E Reserve Account without Landlord's prior written approval; provided that Tenant shall deliver to Landlord an annual auditor's statement, with reasonable supporting detail, within one hundred twenty (120) days of the end of each Fiscal Year, of all amounts expended for Renovations during such Fiscal Year, including all amounts withdrawn from the FF&E Reserve Account.

     Section 10.3  FF&E Upon Termination
                   ---------------------

          (a) Landlord shall have the option, to be exercised by sending Notice to Tenant on or before the date that is either (i) six (6) months prior to the date of expiration of the Term of this Lease or (ii) the date of termination of the Term of this Lease, if this Lease terminates prior to the expiration of the Term, to purchase from Tenant upon the date of termination of this Lease any or all of the items of FF&E, Furnishings, Fixed Asset Supplies, Operating Equipment and Inventories then located at the Premises and owned by Tenant at their then fair market value. If the parties are unable to agree upon such fair market value within thirty (30) days following such expiration or termination, the parties shall appoint an independent appraiser mutually agreeable to them to determine such fair market value, which determination shall be net of the cost to Tenant to remove such items from the Premises, and which shall be binding on the parties. The costs of such appraiser shall be shared equally by the parties. If Landlord exercises its option to purchase, Landlord shall have the right to use, after the date of expiration or termination of this Lease, the items of FF&E, Furnishings, Fixed Asset Supplies, Operating Equipment and Inventories so elected to be purchased by Landlord and Landlord shall pay such fair market value to Tenant within thirty (30) days after agreement by the parties or determination by the appraiser; and this provision shall survive such expiration or termination. Landlord shall not have the option of purchasing from Tenant any computer software that is proprietary to Tenant, any Affiliate, or the licensor of any of them (including without limitation applications used by Tenant as part of Tenant's accounting, centralized or local sales, business management systems and otherwise), or any leased equipment. The option granted to Landlord under this Section 10.3 shall be in addition to, and shall not prevent, delay or otherwise restrict Landlord from exercising, any and all rights and remedies as against Tenant in the event of a default under this Lease, including without limitation, foreclosure of its security interest described in Section 10.4.

          (b) Subject to the provisions of Section 10.3(a), Tenant shall remove, at Tenant's expense, all of its Furnishings, Fixed Asset Supplies and Inventories from the Premises on or before the date of expiration or termination of this Lease and repair any damage caused to the Premises by such removal. If Tenant fails to remove such items by such date and/or fails to repair such damage, Landlord shall have the right to do so and charge Tenant the cost therefor together with interest thereon from the date of such expenditure until paid at the Lease Interest Rate. The provisions of this Section 10.3 shall survive the expiration or termination of this Lease.

     Section 10.4  Landlord's Security Interest in Tenant's FF&E, Fixed Asset
                   ----------------------------------------------------------
Supplies, Operating Equipment and Inventories.  As security for payment by
---------------------------------------------
Tenant of the Rents payable hereunder and the performance of all of Tenant's obligations under this Lease, Tenant hereby grants to Landlord a security interest under the Uniform Commercial Code of each of the States in which a Hotel is located, in the FF&E Reserve Account and in all FF&E, Fixed Asset Supplies, Operating Equipment and Inventories now or hereafter owned by Tenant and now or hereafter ordinarily used on or in the Premises. Tenant shall execute and deliver to Landlord such documentation as is reasonably necessary to evidence or perfect said security interest, including without limitation, such Uniform Commercial Code financing statements and continuation statements as Landlord determines to be necessary from time to time to perfect and continue the perfection of Landlord's security interest in such collateral. Provided no Event of Default shall exist, Tenant shall have the right to replace any such collateral, to remove any such collateral from the Premises and dispose of any such collateral, in the ordinary course of Tenant's business.

                                   ARTICLE XI
                   TRADEMARKS, TRADE NAMES AND SERVICE MARKS
                   -----------------------------------------

     Section 11.1  Tenant's Trademarks, Trade Names and Service Marks.  All
                   --------------------------------------------------
Tenant's trademarks, service marks, trade names, logos, symbols and designs shall in all events remain the exclusive property of Tenant and its Affiliates, and nothing contained herein shall confer on Landlord the right to use such names, trademarks, service marks, trade names, logos, symbols or designs other than in strict accordance with the terms of this Lease. Except as provided in
Section 11.2, upon the expiration or termination of this Lease, any use of or right to use said names, trademarks, service marks, trade names, logos, symbols or designs by Landlord shall cease forthwith and Tenant shall (at Tenant's sole cost and expense) promptly remove from the Premises any signs or similar items which contain any of Tenant's names, trademarks, trade names, service marks, logos, symbols or designs; provided, however, that Tenant shall be responsible for the cost of any resulting repairs that may be necessary as a result of such removal. Included under the terms of this Section are all trademarks, service marks, trade names, symbols, logos or designs used in conjunction with the Premises, including but not limited to restaurant names, lounge names, etc., whether or not the marks contain the "Red Lion" name. The right to use such trademarks, service marks, trade names, symbols, logos or designs belongs exclusively to Tenant, and the use thereof inures to the benefit of Tenant whether or not the same are registered and regardless of the source of the same.

     Section 11.2  Use of Trademarks, Trade Names and Service Marks.  Landlord
                   ------------------------------------------------
covenants that any items of FF&E, Furnishings, Operating Equipment, Inventories or Fixed Asset Supplies which are purchased by Landlord upon the expiration or termination of this Lease, and which are marked with Tenant's name or any Tenant trademark, trade name, logo, symbol or design, shall be used exclusively in connection with the Premises until they are consumed; but in no event for more than sixty (60) days after any such termination of this Lease, unless such trademark, trade name, logo, symbol or design is thereafter removed from such items.

     Section 11.3  Proprietary Software.  Any computer software (including
                   --------------------
upgrades and replacements) at the Premises owned by Tenant, an Affiliate, or the licensor of any of them which is proprietary to Tenant, such Affiliate, or the licensor of any of them and shall remain proprietary to Tenant and shall in all events remain the exclusive property of Tenant, the Affiliate, or the licensor of any of them, as the case may be, and nothing contained in this Lease shall confer on Landlord the right to use any of such software. Upon expiration or termination of this Lease, Tenant shall have the right to remove from the Premises without compensation to Landlord any computer software (including upgrades and replacements) owned by Tenant, any Affiliate, or the licensor of any of them, provided Tenant repairs any damage caused by removing such computer software.


                                  ARTICLE XII
                             ENVIRONMENTAL HAZARDS
                             ---------------------

     Section 12.1  Compliance with Environmental Law
                   ---------------------------------

          (a) During the Term, Tenant at its cost shall cause the Premises to be in compliance with all Environmental Laws, whether or not such noncompliance is the result of a breach of Tenant's obligations under Sections 12.1(c) or 12.2(b).

          (b) Tenant shall never during the Term permit Hazardous Materials to be (i) generated, used, treated, stored, discharged, released, or otherwise disposed of in, on, under, or at, or (ii) transported to or from any of the Hotels, in each case other than in the ordinary course of Tenant's operation of the Hotels. If, with or without Tenant's knowledge or permission, there is any generation, use, treatment, storage, discharge, release, or other disposal of Hazardous Materials in, on, under, or at any of the Hotels during the Term other than as permitted in the preceding sentence, Tenant shall, subject to the provisions of this Article XII, diligently clean up and remove such Hazardous Materials in compliance with all applicable Environmental Laws.

          (c) During the Term and for a period of five (5) years commencing after the expiration of the Term, if any Hazardous Materials are discovered in, on or under any of the Hotels and result from, are introduced by, or arise out of, or the damage from which is materially expanded as a result of Tenant's acts or failure to act, its negligence, or the acts or negligence of its employees or agents, or the acts or negligence of any sublessees, licensees, concessionaires, contractors or entities acting on behalf of Tenant or any of their employees or agents, the cost incurred in complying with Environmental Laws with respect to such Hazardous Materials shall be borne by Tenant. Tenant's obligation under this Section 12.1(c) shall continue after expiration of the Term until no further compliance is required with respect to such Hazardous Materials.

          (d) If during the Term any Hazardous Materials are discovered in, on or under any of the Hotels and are the result of migration from a source other than any of the Hotels and are not a result of Tenant's acts, its negligence, or the acts or negligence of its employees or agents, or the acts or negligence of any sublessees, licensees, concessionaires, contractors or entities acting on behalf of Tenant or any of their employees or agents, the cost incurred in complying with Environmental Laws for such Hazardous Materials shall be borne by Tenant.

          (e) If Tenant is required to implement a plan to investigate, monitor, abate or remove Hazardous Materials pursuant to the requirements of any Environmental Law, Tenant shall notify Landlord of its planned method, time and procedure for such implementation and Landlord shall have the right to require reasonable changes in such method, time or procedure. Nothing contained herein shall be deemed to vest any control whatsoever in Landlord with respect to Tenant's use, management, or disposal of Hazardous Materials on any of the Hotels.

          (f) During the Term, Landlord may not enter into any agreement, settlement or consent order with any third party or governmental entity concerning the payment or possible payment of funds, or the investigation, monitoring, abatement or removal of Hazardous Materials located in, on, or near any of the Hotels without the written consent of Tenant which consent shall not be unreasonably withheld, conditioned or delayed. If Landlord fails to obtain Tenant's written consent prior to entering into any such agreement, settlement or consent order, any terms, conditions, obligations or liabilities contained therein shall be non-binding on Tenant, Tenant shall have no responsibility to Landlord under this Article XII, and Landlord shall indemnify Tenant for any costs or losses incurred by Tenant as a result of such agreement, settlement or consent order.

          (g) During the Term, Tenant may not enter into any agreement, settlement or consent order with any third party or governmental entity concerning the payment or possible payment of funds, or the investigation, monitoring, abatement or removal of Hazardous Materials located in, on, or near any of the Hotels without the written consent of Landlord if such agreement, settlement or consent order will impose any financial obligations on (1) Landlord which are to be paid, in whole or in part, at any time during the Term or after expiration thereof, or (2) on Tenant which are to be paid, in whole or in part, after the expiration of the Term. Landlord's consent shall not be unreasonably withheld, conditioned or delayed. Failure by Tenant to obtain Landlord's written consent shall be an Event of Default.

          (h) During the Term and so long as no Event of Default exists, Tenant may elect to defend any imposition, order, demand, decree, lawsuit or governmental action that seeks to impose liability on Tenant or Landlord due to the existence of Hazardous Materials in, on, or near any of the Hotels. If Tenant elects to take such action, Tenant shall not be deemed to be in violation of any provision of this Article XII so long as such action or contest by Tenant does not result in a risk of the imposition of any criminal sanctions against Landlord or any of its directors, officers or employees; provided, however, if Landlord or Tenant is ultimately held liable for the costs associated with the existence of such Hazardous Materials, Tenant's liability shall not be reduced by reason of any delay in such remediation.

     Section 12.2  Site Assessments
                   ----------------

          (a) If Landlord has reasonable cause to believe that an Environmental Violation may exist on the Premises, or if Landlord desires to sell or finance any of the Premises, or if any Mortgagee desires to sell or participate its interest in any of the Hotels, or if an Event of Default exists, or if there is less than one (1) year remaining prior to the expiration of the Term, then, upon written direction by Landlord to Tenant, Tenant shall engage such persons as Tenant shall select ("Site Reviewers"), such selection subject to the reasonable approval of Landlord, to visit any of the Hotels and perform such environmental site investigations and assessments ("Site Assessments") as may be necessary to determine whether any Environmental Violation exists, and, if any Environmental Violation exists, to estimate the cost of remediating any such Environmental Violation; provided, however, if an Event of Default exists or if there is less than one year remaining prior to the expiration of the Term, Tenant shall select the Site Reviewer from a list of no less than five (5) nationally recognized Site Reviewers, such list to be provided by Landlord, and Landlord and Landlord's Mortgagee, if any, shall have the right to approve the

     Site Reviewer, such approval to be exercised in a reasonable manner recognizing Landlord's significant interest in the adequacy of the report and the scope of work to be performed by such Site Reviewer. Landlord shall have the right to approve any guidance or instruction requested by such Site Reviewer during the Site Assessment, and Landlord shall have the right to confirm that any draft or final reports furnished by such Site Reviewers conform to approved scope of work, guidance and instructions, provided that such approvals or confirmation shall not be unreasonably withheld. If Tenant fails or refuses to engage Site Reviewers within thirty (30) days after such direction, Landlord may engage the Site Reviewers. If an Event of Default or a material Environmental Violation exists that was caused by Tenant, its employees or agents, or by any sublessee, licensee, concessionaire, contractor or entity acting on behalf of Tenant, or any of their employees or agents, the cost of any Site Assessment shall be paid by Tenant. In all other cases, the costs of a Site Assessment shall be paid by Landlord or by the Mortgagee requesting such Site Assessment, and Tenant may demand adequate assurances that such costs will be paid before engaging the Site Reviewers. Such Site Assessments may, at the option of Landlord, include both above and below the ground testing and such other tests as may be necessary, in the reasonable opinion of the Site Reviewers, to verify the existence of an Environmental Violation or to estimate the cost of remediating any such Environmental Violation. Tenant shall supply to the Site Reviewers such historical and operational information regarding the Premises as may be reasonably requested by the Site Reviewers to facilitate the Site Assessments, and shall make available for meetings with the Site Reviewers appropriate personnel having knowledge of such matters. The Site Reviewers shall include in their report a statement estimating the cost of any remediation, monitoring and other compliance program, if any, necessary to cure or remediate such Environmental Violation. All of the Site Reviewers' work shall be made available to Landlord and Tenant.

          (b) If Tenant fails diligently to pursue any of its obligations under this Section 12.2 and such failure continues for a period of thirty (30) days after Notice from Landlord, Landlord shall have the right (but no obligation), in addition to any other rights or remedies it may have pursuant to this Lease or under applicable law, to take any and all reasonable actions as Landlord shall deem necessary or advisable in order to effect such compliance, for and on behalf of Tenant and at the cost and expense of Tenant, including to enter the Premises for the purpose of making tests, obtaining samples and surveys and performing any other acts as may be reasonably necessary or desirable, in the reasonable discretion of Landlord, and reimbursement to Landlord of the cost thereof shall be due and payable by Tenant as Additional Rent on demand with interest thereon at the Lease Interest Rate from the date such cost is incurred.

          (c) If, during the Term, an Environmental Violation occurs or is found to exist at the Premises which shall impose a liability to Tenant after the expiration of the Term pursuant to this Article XII, and in the judgment of the Site Reviewers, remediation, monitoring or other compliance program relating to any such Environmental Violation has not or will not be completed as required by any applicable Environmental Laws by the expiration or earlier termination of the Term, then Tenant shall provide to Landlord, no later than thirty (30) days prior to the expiration or earlier termination of the Term, a bond, letter of credit or other security reasonably satisfactory to Landlord for 110% of the amount determined by the Site Reviewers to be necessary to complete such remediation, monitoring or other compliance program. Upon completion of such remediation, monitoring or other action in accordance with the applicable Environmental Law, Landlord shall release the security provided by Tenant. If an Environmental Violation occurs because of the existence of Hazardous Material in, on or under any of the Hotels in excess of any reportable quantity established under any Environmental Law, and Tenant makes all notifications and undertakes and diligently prosecutes to completion all regulatory, remedial or other actions which are required by any applicable Environmental Law by any federal, state or local governmental agency having jurisdiction over such affected Premises, then Tenant shall not be in default under this Lease so long as Tenant diligently pursues any and all such actions toward completion, and any action or non-action by Tenant does not result in a risk of the imposition of any criminal sanctions against Landlord or any of its directors, officers or employees.


                                  ARTICLE XIII
                                   INSURANCE
                                   ---------

     Section 13.1  Property & Business Interruption Insurance.  Tenant shall, at
                   ------------------------------------------
its own expense, commencing with the Commencement Date and continuing throughout the Term, procure and maintain with insurance companies of recognized responsibility (with a rating of no less than A-VI by A.M. Best, except that such rating shall not be applicable to those insurers providing flood and earthquake insurance under this Section), in a manner consistent with prudent industry practice, property insurance with the following minimum coverages:

          (a) insurance on the Hotels and Premises (including contents) against loss or damage by fire, lightning and all other risks covered by the usual standard extended coverage endorsement, and with coverage in the amount of not less than one hundred percent (100%) of the replacement cost thereof, exclusive of footings and foundations;

          (b) insurance against loss or damage from explosion of boilers, pressure vessels, pressure pipes and sprinklers installed in the Hotels;

          (c) business interruption insurance covering loss of profits and necessary continuing expenses (including Rents payable under this Lease) for interruptions caused by any occurrences covered by the insurance referred to in Sections 13.1(a) and 13.1(b), for a period of at least eighteen (18) months and of a type and in amounts generally carried by prudent owners of similar properties;

          (d) for each Hotel which is located in a zone identified by the Federal Emergency management Agency as flood hazard area, flood insurance in an amount not less than the maximum limit available under the National Flood Insurance Program;

          (e) if and to the extent such insurance is then carried by prudent owners of similar properties: (i) earthquake insurance and, (ii) for the Hotels which are not located in a zone identified by the Federal Emergency Management Agency as a flood hazard area, flood insurance; and

          (f) such other property risk insurance, as may from time to time be generally carried by prudent owners of similar properties, in such amounts and against such risks as are then customary for property similar in use to the Premises.

     Section 13.2  Application of Proceeds
                   -----------------------

          (a) All proceeds of any insurance payable on account of any casualty other than proceeds attributable to Tenant's personal property and other than the proceeds of insurance referred to in Section 13.1(c) shall be paid to the Insurance Trustee, who shall hold said proceeds in trust for the parties in accordance with the provisions of this Section 13.2; provided, however, that if the aggregate amount of such proceeds with respect to any such casualty is less than Five Hundred Thousand Dollars ($500,000), such proceeds shall be paid to Tenant who shall use such proceeds for the purpose of restoration of the Premises. Insurance proceeds attributable to Tenant's personal property shall be paid directly to Tenant and shall not be considered when making calculations pursuant to the preceding sentence. The proceeds of the insurance referred to in Section 13.1 shall be paid to Tenant except that any such proceeds attributable to the Rents payable under this Lease shall be paid to Landlord (as a credit against such Rents) to the extent that such Rents have not been previously paid by Tenant to Landlord.

          (b) Provided that no Tenant default hereunder has occurred and is continuing, and provided that Tenant complies with all of the terms and conditions of this Section 13.2, all insurance proceeds received with respect to a casualty shall be applied to the restoration of the Premises.

          (c) Tenant shall commence the restoration of the Premises not later than the date which is one hundred eighty (180) days after the date upon which the casualty occurred and thereafter prosecute the restoration with diligence and continuity without regard to whether insurance proceeds available to Tenant at any particular time are sufficient to fund the costs of such restoration.

          (d) Prior to commencing any restoration work that will cost more than One Million Dollars ($1,000,000) to repair, as adjusted by the GDP Deflator, Tenant, at its sole cost shall (i) obtain the services of a licensed architect to prepare any required plans and specifications for such restoration to the extent that such restoration work cannot be performed based upon previously existing plans and specifications for the Improvements; and (ii) submit a set of final plans and specifications to Landlord and the Senior Landlord's Mortgagee for approval to the extent that such restoration work involves a departure from or addition to previously existing plans and specifications for the Premises (which approval may not be unreasonably withheld, conditioned, or delayed); and
     (iii) the contractor selected by Tenant to perform the work shall be subject to Landlord's approval, which approval shall not be unreasonably withheld, conditioned or delayed, and (iv) Tenant shall carry builder's risk insurance in amounts reasonably sufficient to cover the cost of replacement of the work during the course of such construction.

          (e) In proceeding with such restoration work, Tenant shall first expend an amount, if any, equal to the excess of the projected cost of the restoration work over the amount of all proceeds paid to the Insurance Trustee. Thereafter, Tenant shall be entitled to submit to the Insurance Trustee, not more frequently than once every thirty (30) days, an invoice together with such other documentation (including an architect's certificate as to the status of work completion, mechanics lien waivers and title insurance policy endorsements, all obtained at Tenant's sole cost and expense) as is customarily required by lenders at such time making construction loans. Upon receipt of an invoice in proper form, the Insurance Trustee shall make a disbursement within ten (10) business days equal to the amount shown on the invoice; provided, however, that the Insurance Trustee shall not be required to disburse more than 90% of the total projected cost of the work, unless and until it has received all of the following: (i) final mechanics lien waivers from all parties having rights to mechanics liens against the Premises on account of such restoration work, (ii) appropriate endorsements or policies of title insurance protecting Landlord and Mortgagee against mechanics liens arising out of the restoration work, or a mechanic's lien bond, and (iii) final certification from the architect that the restoration work has been completed in accordance with the plans and specifications therefor and all applicable building codes.

          (f) If (i) the amount disbursed upon final completion of the restoration work in accordance with Section 13.2(e) is less than the total insurance proceeds then held by the Insurance Trustee, and (ii) no Event of Default is existing, such excess shall be paid to Tenant.

          (g) If Tenant shall fail to prosecute the restoration work with diligence and continuity until completion, regardless of whether an Event of Default has occurred, Landlord shall have the right to use any proceeds held by Insurance Trustee to complete such renovation work. Tenant shall be liable for any sums incurred by Landlord to complete such restoration work in excess of the amount held and disbursed by the Insurance Trustee.

          (h) If an Event of Default has occurred, Tenant shall not have access to any insurance proceeds unless and until Tenant shall have cured such Event of Default, and until such time, Tenant shall use its own funds to prosecute the restoration work.

          (i) Upon the expiration or termination of this Lease, all insurance proceeds received by the Insurance Trustee or Tenant and not applied to the costs of restoration shall be paid to Landlord except as otherwise provided in Article XXI.

     Section 13.3  Waiver of Rights of Subrogation.  Landlord and Tenant hereby
                   -------------------------------
waive their rights of recovery against each other, their respective officers, directors, agents and employees for loss or damage to the Premises and any resultant business interruption to the extent covered by the insurance maintained under Section 13.1. Should any such policies of insurance require an endorsement to effect such a waiver, Tenant shall cause them to be so endorsed.

     Section 13.4  Operational Insurance.  Tenant shall, at its own expense,
                   ---------------------
commencing with the Commencement Date and continuing throughout the Term, procure and maintain operational insurance with reputable insurance companies of recognized responsibility; provided, however, that with respect to the first One Million Dollars ($1,000,000) of coverage required by this Section such coverage shall be obtained from insurance companies authorized to do business in the United States with a rating of no less than A-VII by A.M. Best. All other coverage shall be obtained from one or more insurance companies with an A.M. Best rating of no less than B+V with respect to domestic insurance companies or of at least comparable standing if a foreign-based insurer. Operational insurance required herein shall have the following minimum coverage:

          (a) comprehensive or commercial general liability insurance against claims for death, bodily injury, or property damage occurring on, in or about the Premises, and automobile liability insurance on vehicles operated in conjunction with the Premises with a combined single limit of not less than One Hundred Million Dollars ($100,000,000) per occurrence or such other amounts, with Landlord's consent, that may from time to time be more prudent in light of then current practices with respect to insurance costs and premiums.

          (b) such other insurance as Tenant in its reasonable judgment deems advisable for protection against claims, liabilities and losses arising out of or connected with its operation of the Premises.

     Section 13.5  Blanket and Self-Insurance.  All insurance described in
                   --------------------------
Sections 13.1 and 13.4 may be obtained by Tenant by endorsement or equivalent means under its blanket insurance policies, provided that such blanket policies fulfill the requirements specified herein. With respect to the insurance described in Section 13.4, the deductible or self-insured retention limits shall not exceed Two Hundred Fifty Thousand Dollars ($250,000) (to be increased on the fifth (5th) anniversary of the Commencement Date and every subsequent fifth
(5th) anniversary thereof by an amount proportionate to the percentage increase in the GDP Deflator over the preceding five (5) year period) or such other amounts, with Landlord's consent, that Tenant may reasonably deem from time to time be more prudent in light of the then current practices with respect to insurance costs and premiums; provided that, with respect to earthquake insurance, the deductible shall be no higher than 10% of the building cost. As to all insurance described in Section 13.1, deductible limits or self-insured retentions shall not exceed Two Hundred Fifty Thousand Dollars ($250,000) (to be increased on the fifth (5th) anniversary of the Commencement Date and every subsequent fifth (5th) anniversary thereof by an amount proportionate to the percentage increase in the GDP Deflator over the preceding five (5) year period) or, with respect to "high hazard classification" (as such term is customarily understood in the insurance industry), such other amount as may then be required by responsible insurance companies for similar properties and risks.

     Section 13.6  Costs of Insurance.  Insurance premiums and any costs or
                   ------------------
expenses with respect to the insurance described in this Article XIII shall be borne by Tenant. Any losses, costs, damages or expenses which fall within the deductible limits or are included within an allowed self-insurance program pursuant to Section 13.5 above shall be borne by Tenant. If Tenant shall fail to pay any premium for any such insurance, or if an Event of Default with respect to any of the provisions of this Article XIII shall occur, Landlord may pay such premium or procure the insurance coverages required by this Article XIII and all amounts paid by Landlord in accordance herewith shall become Additional Rent which is due and payable within five (5) Business Days after such expenditures are made.

     Section 13.7  Defense of Claims after Termination.  With respect to any
                   -----------------------------------
claim relating to an accident or other occurrence within a given Year for which Tenant is obligated to indemnify Landlord under Article VIII which is not finally resolved either through litigation or settlement prior to the expiration or termination of this Lease, Tenant shall be obligated to continue to defend such accrued claims regardless of such expiration or termination.

     Section 13.8  Coverage and Certificates.  All insurance policies provided
                   -------------------------
for under Section 13.1 or Section 13.4 above shall be carried in the name of Tenant, with Landlord and any Mortgagee on the Premises as additional insureds, and with loss payable, in the case of any policies procured under Section 13.1, in accordance with the provisions of Section 13.2. Tenant shall deliver to Landlord original certificates of insurance with respect to all policies so procured under Section 13.1 or Section 13.4, including existing, additional and renewal policy certificates and, in the case of insurance about to expire, shall deliver certificates of insurance with respect to the renewal policies prior to the respective dates of expiration. All insurance policies provided for under
Section 13.1 or Section 13.4 above shall, to the extent obtainable, have attached thereto an endorsement that such policy shall not be cancelled or materially changed without at least thirty (30) days' prior written Notice to Landlord, Tenant, and the holder of any Mortgage. Upon request by Landlord or any Mortgagee, the requesting party or its representatives shall be entitled to examine at Tenant's corporate headquarters all insurance policies maintained by Tenant with respect to the Premises.

     Section 13.9  Alternative Insurance Coverage.  Notwithstanding any other
                   ------------------------------
provision of this Lease to the contrary, if at any time during the Term hereof Tenant is not able to obtain any one or more of the insurance coverages required pursuant to this Article XIII because the subject insurance coverage(s) are not then reasonably available in the insurance marketplace, then Tenant's failure to so obtain such insurance coverage(s) shall not constitute an Event of Default so long as Tenant does obtain coverage as similar to that required under this Lease as is reasonably available. For purposes of this Section 13.9 the term "reasonably available" means that type of coverage then obtainable from reputable insurance companies for properties similar to the Premises and purchased by prudent owners of businesses similar to that operated by Tenant at the Premises.


                                  ARTICLE XIV
                        DAMAGE BY FIRE OR OTHER CASUALTY
                        --------------------------------

     Section 14.1  Damage by Fire or Other Casualty.  If during the Term any of
                   --------------------------------
the Hotels shall be damaged or destroyed by fire, or any other casualty or cause whatsoever, Tenant shall forthwith proceed to repair and/or rebuild the same, free of all liens, claims and encumbrances, to the same general design and specification as existed immediately before such damage or destruction occurred, subject to such delays as may be reasonably attributable to governmental restrictions or failure to obtain materials or labor, or other causes (other than financial), whether similar or dissimilar, beyond the control of Tenant. Materials used in repair shall be as nearly like or superior in quality to original materials as may then be reasonably procured in regular channels of supply. All proceeds of insurance carried on the Premises pursuant to Article XIII hereof and payable as a result of such damage or destruction, other than proceeds attributable to Tenant's personal property and other than the proceeds of insurance referred to in Section 13.1(c), shall be used for the purpose of such repair or rebuilding in accordance with the provisions of Article XIII, and, if either Landlord or the Insurance Trustee shall fail to make such insurance proceeds available in violation of the provisions of Article XIII, and such failure shall continue for a period of 90 days after Notice of such failure is delivered by Tenant to Landlord, Tenant's obligation to repair and rebuild hereunder shall be suspended until such time as such insurance proceeds are so made available. If such insurance proceeds are not so made available within one
(1) year thereafter as a result of a continued violation of the provisions of
Article XIII by the Insurance Trustee or Landlord then, but only then, may Tenant at its option, terminate this Lease upon ninety (90) days prior Notice to Landlord. Upon any such termination, Landlord shall have all rights to any insurance proceeds. If Tenant is not required to repair or rebuild by the terms or conditions of this Lease, all such insurance proceeds (whether paid to the Insurance Trustee or Tenant) shall be paid to Landlord. If Tenant is required to, and does repair or rebuild, any excess insurance proceeds shall be paid to Tenant.

     Section 14.2  Partial Damage by Fire or Other Casualty.  Upon any partial
                   ----------------------------------------
damage or destruction, Tenant shall continue to occupy and use the Premises to the extent that it may be practicable to do so, and Tenant shall proceed to repair and/or rebuild the Premises in the manner and at the time described in Sections 13.2 and 14.1.

     Section 14.3  Damage Occurring After the 10th Anniversary of Commencement
                   -----------------------------------------------------------
Date
----

          (a) Upon a Major Casualty occurring after the tenth (10th) anniversary of the Commencement Date, Tenant shall have the right to terminate this Lease with respect to the affected Hotel by so notifying Landlord not later than the date which is sixty (60) days after the occurrence of such Major Casualty. If Tenant elects to exercise the right described in the preceding sentence, it shall, simultaneously with its delivery of its Notice of termination, deliver to Landlord its irrevocable offer to purchase the applicable portion of the Premises for an amount equal to the Fair Market Value thereof.

          (b) Landlord may accept or reject Tenant's irrevocable offer to purchase the applicable portion of the Premises by sending Tenant a Notice of rejection or acceptance within thirty (30) days from the date upon which Landlord received Tenant's Notice of termination. If Landlord fails to send Tenant a Notice of rejection or acceptance within thirty (30) days of its receipt of Tenant's irrevocable offer to purchase the applicable portion of the Premises, Landlord shall be deemed to have rejected such offer. If Landlord accepts Tenant's offer to purchase, this Lease shall terminate with respect to such portion of the Premises upon the closing of such purchase, which shall occur in accordance with the provisions of
     Article XXI. Upon such termination, Tenant shall pay to Landlord all Rent due with respect to such portion of the Premises through such date of termination, in addition to the Fair Market Value thereof, and Landlord and the Insurance Trustee shall assign to Tenant all their right, title and interest in insurance proceeds payable and shall deliver to Tenant any insurance proceeds previously paid to, or then held by, either Landlord or the Insurance Trustee with respect to such Major Casualty, and Landlord shall convey the Premises to Tenant in accordance with the provisions of
     Article XXI.

          (c) If Landlord rejects or is deemed to reject Tenant's irrevocable offer to purchase pursuant to Section 14.3(a), this Lease shall terminate with respect to the applicable portion of the Premises on a Base Rent payment date specified by Tenant in its Notice of termination which occurs not earlier than ninety (90) days nor later than one hundred twenty (120) days after Landlord's receipt of Tenant's irrevocable offer to purchase, provided that this Lease shall not so terminate unless and until Tenant shall have paid all sums due hereunder (including, without limitation, all taxes and insurance premiums) with respect to the applicable portion of the Premises as of the actual date of termination. Upon such termination, Tenant shall vacate the applicable portion of the Premises in accordance with the provisions of Section 3.4, and Tenant shall have no right to receive any insurance proceeds payable, previously paid to, or then held by, either Landlord or the Insurance Trustee with respect to such Major Casualty, other than insurance proceeds attributable to Tenant's personal property, if any such proceeds have not been paid directly to Tenant in accordance with Section 13.2(a).

     Section 14.4  No Abatement of Rent Due to Casualty.  No damages,
                   ------------------------------------
compensation, or claim shall be payable by Landlord for inconvenience, loss of business, or annoyance arising from any repair or restoration of any portion of the Premises or the Improvements. If this Lease is not terminated as a result of a casualty pursuant to Section 14.3, all proceeds of insurance carried pursuant to Section 13.1 shall be paid to Tenant (except as otherwise provided in Section 13.2). Except with respect to Percentage Rent as set forth in
Section 5.2(c), there shall be no abatement of Rents following any casualty and during any period of repair or reconstruction contemplated in this Article 14.

     Section 14.5  Early Termination.  Upon the termination of this Lease
                   -----------------
pursuant to the provisions of Sections 14.3 or 15.4 of this Lease, the Term and the estate hereby granted shall expire as of the date of such termination in the same manner and with the same effect as if it were the date set for the normal expiration of the Term, and Rent shall be apportioned as of the date of termination.

                                  ARTICLE XV
                                 CONDEMNATION
                                 ------------

     Section 15.1  Notice of Condemnation and Assignment of Rights
                   -----------------------------------------------

          (a) The party receiving any notice of the kinds specified below with respect to any one or more Hotels shall promptly give the other party Notice of the receipt, contents and date of the Notice received:

               (i)  Notice of intended condemnation;

               (ii) Service of any legal process relating to condemnation of any portion of any of the Hotels or Improvements;

               (iii) Notice in connection with any proceedings or negotiations with respect to such a condemnation; or

               (iv) Notice of intent or willingness to make or negotiate a private purchase, sale or transfer in lieu of condemnation.

          (b)  Subject to the rights of each party as set forth in this
     Article XV, each party hereby irrevocably assigns to Insurance Trustee any award or payment to which they may be or become entitled by reason of any taking of any Hotel or any part thereof, in or by condemnation or other eminent domain proceedings pursuant to any law, general or special. Insurance Trustee shall distribute all such condemnation proceeds to the benefit of Landlord and/or Tenant in accordance with the provisions of this
     Article XV. Each party shall be entitled to participate at its own expense in any such proceedings.

     Section 15.2  Tenant's Right to Pursue a Claim.  Notwithstanding anything
                   --------------------------------
herein to the contrary, provided that no Tenant default hereunder has occurred and is continuing, Tenant shall have the right to pursue a claim with and retain any award from the condemning authority or entity for damage to or loss of Tenant's leasehold estate in any Hotel or any portion thereof as well as for any other separate damages that Tenant may suffer; provided, however, that such award or payment to Tenant is completely separate from and shall in no manner reduce the award or payment to Landlord for the value of any such Hotel unencumbered by this Lease. If the foregoing contingency is not met, any Tenant's award or payment shall be deemed assigned to the Insurance Trustee pursuant to Section 15.1.

     Section 15.3  Temporary Taking.  If the use of any Hotel or any part
                   ----------------
thereof is taken in condemnation by any governmental authority under the power of eminent domain for a period of time, whether definite or indefinite (but less than the acquisition of a fee simple interest in perpetuity), or whether less than, equal to or greater than the unexpired portion of the Term of this Lease, this Lease shall nevertheless continue in full force and effect and Tenant shall have the right (except as hereinafter provided) to receive the entire award ("Use Award") attributable to the unexpired portion of the Term of this Lease (including any Effective Extended Term), and Landlord shall have the right to receive the entire award ("Landlord's Temporary Taking Award") attributable to the period after the expiration of the Term of this Lease (including any Effective Extended Term), such allocation between periods to be determined either (i) by the court in which the complaint in eminent domain was filed (a request for which determination Tenant shall make to such court) or (ii) absent a decision by such court, by Landlord using a formula reasonably calculated to arrive at a fair and equitable allocation, and no claim or demand of any kind shall be made by Tenant against Landlord by reason of such taking, no claim for abatement of Base Rent or Percentage Rent and other amounts which may become due under this Lease shall be made by reason of such taking and the rights and liabilities of the parties hereto shall be the same as if there had been no such taking.

          (a) The Use Award, in such amount as may be eventually determined, shall be paid to and held in trust by the Insurance Trustee and shall be administered as hereinafter set forth. There shall first be deducted therefrom and paid out all legal and other expenses, reasonable in amount, which were incurred in obtaining such Use Award, except that Landlord shall pay that portion of such expenses (but not to exceed the amount of Landlord's Temporary Taking Award) that Landlord's Temporary Taking Award bears to the sum of Landlord's Temporary Taking Award and the Use Award. The Use Award shall be administered as follows:

               (i) If any such Use Award shall be in the form of rent recoverable for such taking and shall be payable in quarterly (or more frequent) installments, the Insurance Trustee shall pay to Landlord quarterly such installments of the Use Award on account of and to the extent of Tenant's obligations to pay Base Rent and Percentage Rent under this Lease; any balance remaining from each such quarterly (or more frequent) installment shall be paid by the Insurance Trustee to Tenant. The entire amount of such quarterly (or more frequent) installments of the Use Award received by the Insurance Trustee (whether paid to Landlord or Tenant) shall be included in the cash receipts of Tenant during the quarter when received by the Insurance Trustee for purposes of determining Operating Revenues.

               (ii) If any such Use Award is made in a lump sum or in the form of rent recoverable for such taking and is payable in installments less frequently than quarterly, the lump sum or other installment shall be divided by the number of calendar quarters included in the period for which such award has been paid, and the Insurance Trustee shall pay to Landlord such quotient quarterly on account of and to the extent of Tenant's obligation to pay Base Rent and Percentage Rent under this Lease; any balance remaining from each such quarterly quotient shall be paid by the Insurance Trustee to Tenant. The entire amount of such quarterly installments of the Use Award received by the Insurance Trustee (whether paid to Landlord or Tenant) shall be included in the cash receipts of Tenant during the quarter in which such quarterly quotient is distributed by the Insurance Trustee to Landlord and Tenant for purposes of determining Operating Revenues.

               (iii) If any such Use Award shall be made for the cost of repairs and restoration following termination of such temporary taking, then the Insurance Trustee shall apply the same to Tenant's obligation hereunder to repair and restore as herein provided.

          (b) Any Use Award deposited with the Insurance Trustee shall be invested by the Insurance Trustee in an interest-bearing account, with interest to be added to the amount of the Use Award and distributed as part of the Use Award in accordance with the provisions of this Section 15.3. All such interest shall be included in Operating Revenues for the month in which such interest is distributed by the Insurance Trustee.

     Section 15.4  Total Taking.  If, during the Term, all or substantially all
                   ------------
of any Hotel shall be taken in or by condemnation or other eminent domain proceedings pursuant to any law, general or special, then this Lease shall terminate with respect to such Hotel on the date such taking becomes effective. Tenant shall pay all Rent and all other sums due hereunder (including, without limitation, all taxes and insurance premiums) through such date with respect to such Hotel. All condemnation proceeds shall belong to and be paid to Landlord, except that, to the extent such proceeds exceed the Fair Market Value thereof as of such termination date, such excess shall be paid to Tenant up to an amount equal to any unamortized investments made by Tenant in Expansions, with any remaining portion of such excess being payable to Landlord.

     Section 15.5  Substantial Taking
                   ------------------

          (a) Upon a Substantial Taking of any Hotel, Tenant shall have the right to terminate this Lease with respect to such Hotel by so notifying Landlord not later than the date which is sixty (60) days after the occurrence of such Substantial Taking. If Tenant elects to exercise the right described in the preceding sentence, it shall, simultaneously with its delivery of its Notice of termination, deliver to Landlord its irrevocable offer to purchase such Hotel for an amount equal to the Fair Market Value thereof.

          (b) Landlord may reject or accept Tenant's irrevocable offer to purchase such Hotel by sending Tenant a Notice of such rejection or acceptance within thirty (30) days from the date upon which Landlord received Tenant's Notice of termination. If Landlord fails to send Tenant a Notice of rejection or acceptance within thirty (30) days of its receipt of Tenant's irrevocable offer to Purchase such Hotel, Landlord shall be deemed to have rejected such offer. If Landlord accepts Tenant's offer to purchase, this Lease shall terminate with respect to such Hotel on a Base Rent payment date specified by Tenant in its Notice of termination which occurs not earlier than ninety (90) days nor later than one hundred twenty
     (120) days after Landlord's receipt of Tenant's irrevocable offer to purchase. Upon such termination, Tenant shall pay Landlord all Rent due with respect to such Hotel through such date in addition to the Fair Market Value thereof, and Landlord and the Insurance Trustee shall assign to Tenant all their right, title and interest in condemnation proceeds payable and shall deliver to Tenant any condemnation proceeds previously paid to, or then held by, either Landlord or the Insurance Trustee with respect to such Substantial Taking, and Landlord shall convey such Hotel to Tenant in accordance with the provisions of Article XXI.

          (c) If Landlord rejects or is deemed to reject Tenant's irrevocable offer to purchase pursuant to Section 15.5(a), this Lease shall terminate with respect to the affected Hotel on a Base Rent payment date specified by Tenant in its Notice of termination which occurs not earlier than ninety
     (90) days nor later than one hundred twenty (120) days after Landlord's receipt of Tenant's irrevocable offer to purchase, provided that this Lease shall not terminate with respect to such Hotel unless and until Tenant shall have paid all sums due hereunder (including, without limitation, all taxes and insurance premiums) as of the actual date of termination. Upon such termination, all condemnation proceeds shall be delivered to Landlord and Tenant shall vacate such Hotel in accordance with the provisions of
     Section 3.4.

     Section 15.6  Partial Taking
                   --------------

          (a) Upon a Substantial Taking of any Hotel pursuant to which Tenant has not given an irrevocable offer to purchase pursuant to the provisions of Section 15.5, Tenant shall be obligated to restore the portion of such Hotel not taken by the governmental authority to a condition as good as or better than the condition which prevailed thereon and therein prior to such condemnation as nearly as is practicable under the circumstances, regardless of whether the condemnation proceeds are sufficient to complete such restoration. Upon an Insubstantial Taking, Tenant shall not be obligated to replace any landscaping or facilities taken by the governmental authority but shall only be obligated to repair any damage to the portion of the affected Hotel not taken by the governmental authority. Materials used in repair and restoration shall be as nearly like or superior in quality to the original materials as may then be reasonably procured in regular channels of supply, and construction shall be completed in a workmanlike manner free of all liens and encumbrances. All condemnation proceeds payable on account of such condemnation other than proceeds attributable to Tenant's personal property shall be paid to the Insurance Trustee who shall hold said proceeds in trust for the parties in accordance with the provisions of this
     Section 15.6.

          (b) Tenant shall commence the restoration of any affected Hotel as soon as practicable, but in no event later than the date which is one hundred eighty (180) days after the date upon which the condemnation occurred, and thereafter shall prosecute the restoration with diligence and continuity. The provisions of Section 13.2(d) and 13.2(e) shall apply to any such restoration.

          (c) If the amount disbursed in accordance with Section 13.2(e) shall be less than the total condemnation proceeds, such excess shall be distributed to Landlord.

          (d) Any award attributable to personal property owned by Tenant that is not attributable to FF&E owned by Landlord shall be paid to Tenant. Any award attributable to FF&E owned by Tenant shall be paid to Tenant and applied by Tenant for the purpose of replacing such FF&E if and to the extent that the Hotel requires such replacement FF&E to be fully operational.

          (e) Upon a condemnation that is an Insubstantial Taking, there shall be no reduction in or abatement of the Base Rent or Percentage Rent thereafter payable by Tenant. Upon a condemnation that is a Substantial Taking and if this Lease is not terminated pursuant to Section 15.5, there shall be a reduction in the Base Rent payable by Tenant effective as of the date of the Substantial Taking in an amount equal to the lesser of:
     (i) 7 1/2% of the condemnation award received by Landlord with respect to such affected Hotel; or (ii) an amount equal to the Base Rent shown for such Hotel on Exhibit B, multiplied by the Partial Condemnation Reduction Percentage.

          (f) If Tenant shall fail to prosecute the restoration work with diligence and continuity until completion, regardless of whether an Event of Default has occurred, Landlord shall have the right to use any proceeds held by Insurance Trustee to complete such restoration work. Tenant shall be liable for any sums incurred by Landlord to complete such restoration work in excess of the amount held and disbursed by the Insurance Trustee.

          (g) If an Event of Default has occurred, Tenant shall not have access to any condemnation proceeds unless and until Tenant shall have cured such Event of Default, and until such time, Tenant shall use its own funds to prosecute the restoration work.


                                  ARTICLE XVI
                        ASSIGNMENT, SALE AND SUBLETTING
                        -------------------------------

     Section 16.1  Sale or Assignment by Landlord, Subject to Lease.  Landlord
                   ------------------------------------------------
shall have the right to assign or transfer its interest in this Lease in connection with a Sale of a Hotel subject to this Lease which shall remain in full force and effect, but may be evidenced by a separate lease agreement on the same terms and conditions, except that Base Rent shall be calculated in accordance with the amounts shown on Exhibit B and Percentage Rent shall be calculated based solely on the Operating Revenues of such Hotel (or Hotels) alone. For purposes of calculating Percentage Rent under this Lease, the Base Revenues attributed to such Hotel shall be deducted from total Base Revenues for purposes of the next Percentage Rent due to Landlord hereunder. In the event such sale or assignment takes place at any time other than the end of a Lease Year, Percentage Rent for both the Hotel or Hotels so assigned and the then remaining Hotels shall be calculated based on a proration computed in
accordance with the number of days in the Partial Lease Year.   Furthermore,
Landlord shall have right to assign or transfer without restriction its interest in this Lease as collateral security with respect to any financing secured by an interest in the Premises. Upon any Sale of a Hotel, Landlord shall assign this Lease to the purchaser and, concurrently with the finalization thereof, the purchaser shall, by an appropriate written instrument, assume (subject to the provisions of Section 22.24) all of Landlord's obligations hereunder. Any attempted sale or assignment in violation of the provisions of this Section 16.1 shall be void and without effect. Within thirty (30) days after Landlord sends Notice to Tenant advising Tenant of the name, identity and address of any proposed assignee or transferee and requesting a determination as to whether the proposed assignment or transfer would violate the requirements of the first sentence of this Section 16.1, Tenant shall advise Landlord by Notice to Landlord whether or not such proposed assignment or transfer would violate such requirements and, if so, setting forth in reasonable detail the basis for such violation (which Notice shall be binding upon Tenant), and if Tenant fails to send such Notice to Landlord prior to the expiration of such thirty (30) day period, such assignment or transfer shall be deemed to comply with the requirements of the first sentence of this Section 16.1.

     Section 16.2  Assignment by Tenant.  Tenant shall have the right to
                   --------------------
transfer or assign its interest in any Hotel demised hereunder without Landlord's consent provided that (w) the transferee or assignee is a corporation organized under the laws of any state in the United States and in good standing and authorized to do business in each state in which any of the Hotels is located, (x) such transferee or assignee assumes this Lease by an appropriate writing, (y) Tenant shall continue to remain liable under all of the provisions of this Lease and (z) Tenant first obtains the consent of any and all applicable ground lessors, if such consent is required.

     Section 16.3  Tenant's Right to Sublease.  Tenant may sublease space or
                   --------------------------
grant concessions or licenses at any of the Hotels so long as the terms of any such subleases, concessions or licenses do not exceed the Term and shall expire upon any termination of this Lease.


                                  ARTICLE XVII
                                  HOLDING OVER
                                  ------------

     Should Tenant continue to hold any Hotel after the termination of this Lease, whether the termination occurs by lapse of time or otherwise, such holding over, unless otherwise agreed to by Landlord in writing, shall constitute and be construed as a tenancy at sufferance at a daily Rent equal to 1/30th of an amount equal to two hundred percent (200%) of the monthly Base Rent last in effect and subject to all of the other obligations imposed on Tenant hereunder, but the foregoing shall not constitute a consent by Landlord to such holding over and shall not prevent Landlord from exercising any of its remedies under this Lease or applicable law by reason of such holding over.

                                 ARTICLE XVIII
                             ESTOPPEL CERTIFICATES
                             ---------------------

          Tenant agrees to furnish periodically, within ten (10) days after written request therefor by Landlord, or any actual or prospective Mortgagee for any Hotel, or any interest of Landlord therein or any actual or prospective purchaser of Landlord's interest, a certificate signed by Tenant (which may require a true and correct copy of this Lease and any and all amendments hereto to be attached) certifying (to the extent same is true) to the then current Rent due hereunder; that Tenant is not in default hereunder; that this Lease is in full force and effect and unmodified; that the Term has commenced and the full rental is then accruing hereunder; that no Rent under this Lease has been paid more than ninety (90) days in advance of its due date; that the address for Notices to be sent to Tenant is as set forth in this Lease (or has been changed by Notice duly given and is as set forth in the certificate); that Tenant has no knowledge of any default by Landlord then existing under this Lease; and such other matters as may be reasonably requested by Landlord or any Mortgagee, prospective Mortgagee or prospective purchaser. If Tenant is unable to so certify as to one or more of the foregoing items, Tenant shall specify its reason therefor in writing. Any such certificate may be relied upon by any prospective purchaser, ground lessor, Mortgagee, or any beneficiary under any deed of trust on the Improvements or the Land or any part thereof. Landlord agrees to furnish periodically, within ten (10) days after written request therefor by Tenant or any actual or prospective Mortgagee, a certificate signed by Landlord containing substantially the same information as described above.


                                  ARTICLE XIX
                           LANDLORD/TENANT FINANCING
                           -------------------------

     Section 19.1  Right to Finance
                   ----------------

          Landlord shall have the right, at any time, and from time to time, to subject its interest in any of the Hotels to one or more Mortgages without Tenant's consent. Landlord also acknowledges that, concurrently with the Commencement Date, Tenant's interests under this Lease shall be collaterally assigned to Tenant's Mortgagee and that Tenant from time to time may secure additional financings and/or refinancings with all or some portion of its interests hereunder. Landlord agrees to cooperate with Tenant with respect to any such financings; provided, however, that Landlord shall have no obligation to amend the terms of this Lease, expend any sums in connection therewith, or subordinate or waive any of its rights hereunder.

     Section 19.2  Priority
                   --------

          (a) Landlord agrees that this Lease and any extensions, renewals, replacements or modifications thereto and all right and interest of Tenant in and to the Hotels shall be superior to any and all Mortgages now or hereafter granted by Landlord.

          (b) As more particularly described herein, Tenant has no right to cancel, rescind or terminate this Lease except as expressly provided in the particular provisions specified herein. If Tenant exercises any such right to cancel or terminate this Lease with respect to a specific Hotel or Hotels, this Lease shall remain in full force and effect with respect to all other Hotels leased hereunder.

          (c) If at any time there shall occur a foreclosure action with respect to the interest of Landlord under this Lease, or a deed in lieu of foreclosure, or any similar action or proceeding, then (i) this Lease shall not terminate, and (ii) Tenant shall attorn to and recognize the purchaser at such foreclosure sale (whether such person is the Mortgagee or another person or entity) or the grantee of a deed in lieu of foreclosure as Tenant's Landlord under this Lease, except that neither such purchaser or grantee, nor anyone claiming by, through or under any such person or grantee, shall be:

               (i) liable for any action or omission of Landlord (or its predecessors in interest);

               (ii) subject to any offsets or defenses which Tenant may have against Landlord (or its predecessors in interest); or

               (iii) bound by any payment of Rent which Tenant might have made to Landlord (or its predecessors in interest) for more than one month in advance of the date the same was due under this Lease; but the foregoing shall not relieve any such purchaser or grantee, or anyone claiming by, through or under any such purchaser or grantee from performing all obligations of Landlord under this Lease with respect to each Hotel so owned after it acquires title to such Hotels.

     Section 19.3  Mortgagee Amendments.  If at any time, any prospective
                   --------------------
Mortgagee requests any change or modification to this Lease as a condition of granting a Mortgage to either Landlord or Tenant, the other party shall consent to such change or modification provided that (i) the requesting party bears the cost of preparing all documentation required to effect such change or modification; (ii) such change or modification does not materially and adversely increase the other party's cost of operating any of the Hotels or performing its obligations under this Lease; and (iii) such change does not materially and adversely affect the rights of the other party and/or its Mortgagees hereunder. Examples of modifications to which each party shall consent include, without limitation, obligations to give copies of notices and other documents to Mortgagees where one party has previously agreed to give same to the other, to obtain a Mortgagee's consent or approval where one party has previously agreed to obtain the other's consent or approval, to allow a Mortgagee to act for the requesting party if such party fails to exercise a right granted to it hereunder, and provisions which govern the relationship between the other party and Mortgagee.


                                   ARTICLE XX
                               DEFAULT BY TENANT
                               -----------------

     Section 20.1  Events of Default.  The occurrence of any one or more of the
                   -----------------
following events shall constitute an "Event of Default" by Tenant under this
Lease:

          (a) if Tenant shall fail to make any payment of Base Rent payable by it under this Lease when the same becomes due and payable and such failure continues for five or more days;

          (b) if Tenant shall fail to make any payment of Percentage Rent or Additional Rent payable by it under this Lease when the same becomes due and payable and such failure is not cured by Tenant within a period of 10 days after receipt by Tenant of notice thereof from Landlord; provided, however, that such notice shall, to the full extent permitted by applicable law, be in lieu of and not in addition to any notice required under applicable law; and provided, further, that such notice requirement shall not prevent the imposition of the required payment of interest and/or late charges on such overdue amounts;

          (c) if Tenant shall fail to observe or perform any material term, covenant or condition of this Lease and such failure is not cured by Tenant within a period of 30 days after receipt by Tenant of notice thereof from Landlord, unless such failure cannot with diligence be cured within a period of 30 days, in which case such failure shall not be deemed to continue if Tenant proceeds promptly and with diligence to cure the failure and diligently completes the curing thereof in no event later than 180 days after receipt of such notice; provided, however, that such 180-day limitation shall not apply with respect to the cure by Tenant of defaults in its obligations under Article XII, so long as Tenant has promptly commence to cure said default within the initial 30-day period, and thereafter diligently prosecutes the cure to completion; and provided, further, that such notice described above shall, to the full extent permitted by applicable law, be in lieu of and not in addition to any notice required under applicable law;

          (d)  if Tenant shall:

               (i) admit in writing its inability to pay its debts generally as they become due,

               (ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act,

               (iii)  make an assignment for the benefit of its creditors,

               (iv) consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or

               (v) file a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof;

          (e) if Tenant shall, on a petition in bankruptcy filed against it, be adjudicated as bankrupt or a court of competent jurisdiction shall enter an order or decree appointing, without the consent of Tenant, a receiver of Tenant or of the whole or substantially all of its property, or approving a petition filed against it seeking reorganization or arrangement of Tenant under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, and such judgment, order or decree shall not be vacated or set aside or stayed within 60 days from the date of the entry thereof;

          (f) if Tenant shall be liquidated or dissolved, or shall begin proceedings toward such liquidation or dissolution;

          (g) if the estate or interest of Tenant in any Hotel or any part thereof shall be levied upon or attached in any proceeding and the same shall not be vacated or discharged within the later of 90 days after commencement thereof or 30 days after receipt by Tenant of notice thereof from Landlord (unless Tenant shall be contesting such lien or attachment in accordance with the terms of this Lease); provided, however, that such notice shall, to the full extent permitted by applicable law, be in lieu of and not in addition to any notice required under applicable law;

          (h) if, except as a result of damage, destruction or a partial or complete Condemnation, Tenant voluntarily ceases operations at any Hotel for a period in excess of 30 consecutive days;

          (i) if, with respect to the Concurrent Tenant Credit Facility, any written notice is sent to Tenant by the Administrative Agent or the Required Banks (as such terms are defined in the Concurrent Tenant Credit Facility) notifying Tenant in its capacity as Borrower thereunder that it is in default under the Concurrent Tenant Credit Facility, and such default shall not be cured within the cure period applicable therefor, if any; or

          (j) if Tenant shall make, or purport to make, any assignment or subletting of its interest under this Lease for which Landlord's consent is required without first obtaining such consent.

     Section 20.2  Landlord's Rights Upon an Event of Default
                   ------------------------------------------

          (a) If an Event of Default occurs, then Landlord may commence doing any one or more of the following provided that such commencement is prior to the date that Tenant cures such default:

               (i) Terminate this Lease upon ten (10) days Notice to Tenant, in which event Tenant shall immediately surrender the Premises to Landlord and Tenant shall be liable to Landlord for all Surviving Obligations and to the extent provided in Article XVII and to the extent hereinafter provided in this Section 20.2(a). If Tenant fails to do so, Landlord may, without Notice and without prejudice to any other remedy Landlord may have, enter upon and take possession of any or all of the Premises and expel or remove Tenant and its effects without being liable to prosecution or any claim for damages therefor. Tenant shall indemnify Landlord for all loss and damage which Landlord may suffer by reason of such Termination, whether through inability to relet any or all of the Premises or otherwise, including any loss of Rent for the remainder of the Term. In connection with Landlord's exercise of the remedy described in this Subparagraph, Landlord shall have the right to seize and take possession of all of Tenant's FF&E located at the Hotels and either use same in connection with operating the property or dispose of same as Landlord sees fit to do. To the greatest extent permitted by law, Tenant hereby fully, finally and forever waives any and all protections provided by applicable law against Landlord's right of distraint.

               (ii) Enter upon and take possession of any or all of the Premises as Tenant's agent, with the right but not the obligation of terminating this Lease and without being liable to prosecution or any claim for damages therefor, and Landlord may relet any or all of the Premises either in its own name or as Tenant's agent and in either event receive the rent therefor, in any of which events Tenant shall pay to Landlord on demand (i) any and all costs of re-leasing, renovating, repairing, and altering any or all of the Premises and/or the Hotels (including but not limited to advertising costs, commissions, finders fees, legal fees and other costs) for a new Tenant or Tenants and (ii) any deficiency that may arise by reason of such reletting from the net income from the Hotels that Landlord would have received if there had not been a default by Tenant. In addition, to the extent any of the Hotels are not relet, Tenant shall continue to be obligated to satisfy all of its obligations under this Lease.
          In connection with Landlord's exercise of the remedy described in this Subparagraph, Landlord shall have the right to seize and take possession of all of Tenant's FF&E located in the Hotels and either use same in connection with operating the property or dispose of same as Landlord sees fit to do. To the greatest extent permitted by law, Tenant hereby fully, finally and forever waives any and all protections provided by applicable law against Landlord's right of distraint.

               (iii) Do whatever Tenant is obligated to do under this Lease and enter any or all of the Hotels without being liable to prosecution or any claim for damages therefor to accomplish this purpose. Tenant shall reimburse Landlord, as Additional Rent, immediately upon demand for any expenses which Landlord incurs in thus effecting compliance with this Lease on Tenant's behalf, together with interest thereon from the date of such expenditure until paid at the Lease Interest Rate.

               (iv) Bring a summary proceeding/action for ejectment in order to recover possession of any or all of the Hotels.

               (v) Landlord hereby reserves the right to institute successive legal actions to collect any damages payable to Landlord hereunder, it being intended that a suit for damages shall not bar any subsequent suit for damages that have subsequently accrued.

               (vi) Accelerate the Base Rents due under this Lease. Upon any termination pursuant to subsection 20.2(a)(i) hereunder, in addition to all other rights and remedies it may have under this Lease, Landlord may recover from Tenant: (A) the worth at the time of award of any unpaid Rent which has been earned at the time of such termination, plus (B) the worth at the time of award of any unpaid Rent which would have been earned after termination until the time of award (less any rental loss which applicable law requires Landlord to mitigate and which is proved by Tenant that Landlord could reasonably have avoided), plus (C) the worth at the time of award of the amount of the unpaid Rent for the balance of the term of this Lease after the time of award (less any rental loss that Tenant proves reasonably could be avoided if applicable law requires such to be deducted), plus
          (D) any other amount in addition to or in lieu of the foregoing as may be permitted from time to time under applicable law. The discount rate to be used in computing the amount of Base Rent due hereunder shall be equal to the effective annual yield prevailing on the date the Event of Default occurred with respect to United States treasury obligations having a maturity date that is the same or nearest to the date on which this Lease would have expired if no Event of Default occurred.

          (b) If an Event of Default has occurred under Section 20.1(b), then, notwithstanding anything in applicable law to the contrary, Landlord shall have no obligation whatsoever to mitigate any of its damages. If any other Event of Default shall have occurred, Landlord shall be obligated to mitigate its damages only to the extent it is required to do so under applicable law.

     Section 20.3  Implied Waiver
                   --------------

          (a) No act or thing done by Landlord or its agents during the Term shall constitute an acceptance of an attempted surrender of the premises, and no agreement to accept a surrender of the Premises shall be valid unless made in writing and signed by Landlord. No re-entry or taking possession of the Premises by Landlord pursuant to Section 20.2(a)(ii) or otherwise shall constitute an election by Landlord to terminate this Lease, unless a written Notice of such intention is given to Tenant. No waiver by Landlord of any breach of this Lease shall constitute a waiver of any other violation or breach of any of the terms hereof.

          (b) No provision of this Lease shall be deemed to have been waived by Landlord or Tenant unless such waiver is in writing and signed by such party. The rights granted to Landlord and Tenant in this Lease shall be cumulative of every other right or remedy which Landlord or Tenant may otherwise have at law or in equity or by statute, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

     Section 20.4  Injunctive Relief.  Landlord shall be entitled to obtain
                   -----------------
injunctive relief in case of the violation, or attempted or threatened violation, of any of the provisions hereof, or to a decree compelling performance of any of the provisions hereof, to the extent that any such relief is provided by a court of equity.


                                  ARTICLE XXI
                            PROVISIONS APPLICABLE TO
                            ------------------------
                       PURCHASE BY TENANT OF THE PREMISES
                       ----------------------------------

     Section 21.1  Purchase "As Is".  If Tenant is to acquire any Hotel pursuant
                   ----------------
to Sections 1.3, 14.3 or 15.5 of this Lease, such Hotel shall be transferred
"As Is" on the date of transfer and otherwise as provided in Section 1.1 hereof. Landlord shall convey title to such Hotel to Tenant in the same condition of title (including all restrictions, limitations, covenants and easements of record and all encroachments) that existed as of the Commencement Date, subject, however, to (i) the lien of real estate taxes, water and sewer charges and other governmental charges that are not then due and payable, (ii) all restrictions, limitations, covenants, easements and encroachments that were created after the Commencement Date other than those created by Landlord without the written consent of Tenant, and (iii) all Legal Requirements, but free of the following items ("Landlord Obligations"): (x) the lien of any security interest created by any Mortgage on Landlord's interest, (y) the lien of any judgment, tax assessment or other obligation incurred by Landlord that is not the responsibility of Tenant under this Lease, and (z) any liens created on and after the Commencement Date which have been created by or resulted solely from acts of Landlord undertaken without the written consent of Tenant. Landlord shall pay off and discharge all Landlord Obligations at closing of Tenant's purchase of such Hotel, but Landlord shall have the right to apply the purchase price proceeds for the purpose of discharging such Landlord Obligations.

     Section 21.2  Timing of Closing.  If Landlord accepts Tenant's irrevocable
                   -----------------
offer pursuant to Sections 1.3, 14.3 or 15.5 to purchase any Hotel, closing of such purchase shall be held on the date (the "Purchase Closing Date") specified by Tenant in its notice of Termination pursuant to Sections 1.3, 14.3 or 15.5 which occurs not earlier than ninety (90) days nor later than one hundred twenty
(120) days after Landlord's receipt of Tenant's irrevocable offer to purchase. Closing of such purchase shall be conducted by an escrow agent (the "Closing Escrow Agent") which shall be a national title insurance company designated by Tenant that meets with the reasonable satisfaction of Landlord.

     Section 21.3  Deliveries  at Closing.  On the Purchase Closing Date,
                   ----------------------
Landlord shall deliver to the Closing Escrow Agent:

          (a) a deed ("Landlord's Deed") conveying such Hotel to Tenant or Tenant's designee and containing no warranties other than a warranty that any of the Hotels are not subject to: (i) the lien of any security interest created by an Mortgage executed by Landlord on Landlord's interest, (ii) the lien of any judgment, tax assessment or other obligation incurred by Landlord that is not the responsibility of Tenant under this Lease and (iii) any liens created on or after the Commencement Date which have been created by or resulted solely from acts of Landlord undertaken without the consent of Tenant.

          (b) a written instrument (the "Assignment"), without warranty of title, assigning and transferring to Tenant or Tenant's designee (i) Landlord's interest in any FF&E leased by Landlord to Tenant hereunder and any licenses or permits relating to such Hotel and (ii) Landlord's interest in any insurance proceeds payable with respect to any casualty that has previously occurred to such Hotel (if any) (which assignment of insurance proceeds shall be consented to by the Insurance Trustee). If and to the extent that there are any insurance proceeds previously paid to Landlord or the Insurance Trustee which have not been applied for the purpose of repair or restoration and are then held by Landlord or the Insurance Trustee, Landlord and the Insurance Trustee, as the case may be, shall deliver such insurance proceeds (the "Escrowed Insurance Proceeds") to the Closing Escrow Agent. Tenant shall deliver to the closing Escrow Agent current immediately available funds in the amount of the purchase price and any costs payable by Tenant hereunder that are set forth in Section 21.7 ("Tenant's Funds"). Closing Agent shall then proceed to consummate the Closing in accordance with local custom and practice.

     SECTION 21.4  TENANT'S FAILURE TO CLOSE.  IF TENANT FAILS TO PERFORM ITS
                   -------------------------
OBLIGATIONS UNDER THIS ARTICLE XXI ON THE PURCHASE CLOSING DATE FOR ANY REASON OTHER THAN THE DEFAULT OF LANDLORD, AND SUBJECT TO ANY CURE RIGHTS EXPRESSLY GRANTED TO TENANT'S MORTGAGEE, TENANT'S NOTICE OF TERMINATION PURSUANT TO SECTIONS 1.3, 14.3 OR 15.5 SHALL BE RESCINDED AND DEEMED NULL AND VOID, THIS LEASE SHALL CONTINUE IN FULL FORCE AND EFFECT AND NEITHER TENANT NOR LANDLORD SHALL HAVE ANY LIABILITY OR OBLIGATION TO THE OTHER BY REASON OF SUCH FAILURE TO CONSUMMATE SETTLEMENT OF SUCH PURCHASE EXCEPT THAT, IN RECOGNITION OF THE FACT THAT SUCH FAILURE OF PERFORMANCE WILL CAUSE LANDLORD TO INCUR COSTS NOT CONTEMPLATED IN THIS LEASE, THE EXACT AMOUNT OF WHICH WILL BE EXTREMELY DIFFICULT TO ASCERTAIN, TENANT SHALL PAY TO LANDLORD, AS FIXED, AGREED AND LIQUIDATED DAMAGES FOR TENANT'S DEFAULT, THE SUM OF FIFTY THOUSAND DOLLARS ($50,000), WHICH AMOUNT THE PARTIES AGREE REPRESENTS A FAIR AND REASONABLE ESTIMATE OF SUCH COSTS.


     -------------------------          --------------------------
     Tenant's Initials                  Landlord's Initials

     SECTION 21.5  LANDLORD'S FAILURE TO CLOSE.  IF LANDLORD FAILS TO PERFORM
                   ---------------------------
ITS OBLIGATIONS UNDER THIS ARTICLE XXI ON THE PURCHASE CLOSING DATE FOR ANY REASON OTHER THAN THE DEFAULT OF TENANT AND SUBJECT TO ANY CURE RIGHTS EXPRESSLY GRANTED TO LANDLORD'S MORTGAGEE, AND AN ORDER OF SPECIFIC PERFORMANCE IS NOT OBTAINED BY TENANT AND COMPLIED WITH, THIS LEASE SHALL TERMINATE AS OF THE PURCHASE CLOSING DATE AND NEITHER TENANT NOR LANDLORD SHALL HAVE ANY LIABILITY OR OBLIGATION TO THE OTHER BY REASON OF SUCH FAILURE TO CONSUMMATE SETTLEMENT OF SUCH PURCHASE EXCEPT

THAT, IN RECOGNITION OF THE FACT THAT SUCH FAILURE OF PERFORMANCE WILL CAUSE TENANT TO INCUR COSTS NOT CONTEMPLATED IN THIS LEASE, THE EXACT AMOUNT OF WHICH WILL BE EXTREMELY DIFFICULT TO ASCERTAIN, LANDLORD SHALL PAY TO TENANT, AS FIXED, AGREED AND LIQUIDATED DAMAGES FOR LANDLORD'S DEFAULT, THE SUM OF FIFTY THOUSAND DOLLARS ($50,000), WHICH AMOUNT THE PARTIES AGREE REPRESENTS A FAIR AND REASONABLE ESTIMATE OF SUCH COSTS.


     -------------------------          --------------------------
     Tenant's Initials                  Landlord's Initials

     Section 21.6  Payment of Costs.  All costs and expenses in connection with
                   ----------------
any such purchase, including title insurance, transfer taxes, recording costs and the reasonable attorney's fees of Landlord and any Mortgagee, shall be paid by Tenant.

     Section 21.7  Prorations.  Percentage Rent shall be prorated as of the date
                   ----------
of such purchase, calculated in accordance with Section 5.1(b) and Exhibit B, so that such dollar figure is multiplied by a fraction whose numerator is the number of days in such Lease Year that precede the date of such purchase and whose denominator is three hundred sixty-five (365).


                                  ARTICLE XXII
                                 MISCELLANEOUS
                                 -------------

     Section 22.1  Notices
                   -------

          (a) Any Notice or demand, consent, approval or disapproval, or statement (collectively called "Notice" or "Notices") required or permitted to be given by the terms and provisions of this Lease, or by any law or governmental regulation, shall be in writing (unless otherwise specified herein) and unless otherwise required by such law or regulation, shall be personally delivered with receipt acknowledged in writing or sent by United States mail postage prepaid as registered or certified mail, return receipt requested or by courier service guarantying overnight delivery. Any Notice shall be addressed to Landlord or Tenant, as applicable, at its address specified below as said address may be changed from time to time as hereinafter provided. By giving the other party at least ten (10) days' prior written Notice, either party may designate a different address or addresses for Notices. Landlord may elect to require Tenant to send a copy of any Notice of Landlord's default to Landlord's Mortgagee(s) simultaneously with the sending of Notice to Landlord, provided that Landlord shall have supplied to Tenant the name and address of such Mortgagee(s).

          (b) Any Notice shall be deemed given as of the date of delivery as indicated by affidavit in case of personal delivery or by the return receipt in the case of mailing or by the confirmation of the courier service making delivery; and upon any failure to deliver by reason of changed address of which no Notice was given or refusal to accept delivery, as of the date of such failure as indicated by affidavit or on the return receipt or by Notice of the postal service or by the confirmation of the courier service making delivery, as the case may be.

          (c) A copy of each Notice given pursuant to Section 22.1(a) above shall also be sent to the addressee by FAX.

     (d)  Notices shall be sent as follows:

          To Tenant:    Red Lion Hotels, Inc.
                        4001 Main Street
                        Vancouver, WA  98663
                        Attention:  Mr. Anupam Narayan
                        FAX No: (360) 750-4165

          with a        Beth A. Ugoretz, Esq.
          copy to:      4001 Main Street
                        Vancouver, WA  98663
                        FAX No: (360) 693-1739


          To Landlord:  RLH Partnership, L.P.
                        in care of Mr. Todd A. Fisher
                        2800 Sand Hill Rd., Suite 2000
                        Menlo Park, CA  94025
                        FAX No.: (415) 233-6564

          with a        Beth A. Ugoretz, Esq.
          copy to:      4001 Main Street
                        Vancouver, WA  98663
                        FAX No: (360) 693-1739

     Section 22.2  Memorandum of Lease
                   -------------------

          (a) Landlord and Tenant shall execute, acknowledge and deliver a memorandum of this Lease (a "Lease Memorandum") in recordable form setting forth the date and general description of this Lease, the names of the parties hereto, the Commencement Date, the Expiration Date, a description of the Land and the Hotels, Tenant's rights to renew this Lease, Landlord's disclaimer of liability for mechanic's liens attributable to Tenant's use, occupancy and possession of the Hotels, and such other provisions of this Lease (including, if necessary or advisable under applicable law, the incorporation by reference of all of the terms of this Lease) as either party may designate. Said Lease Memorandum shall not in any circumstances be deemed to modify or to change any of the provisions of this Lease.

          (b) Tenant shall after the expiration or termination of the Term, at the request of Landlord, execute, acknowledge and deliver to Landlord a memorandum in recordable form evidencing the expiration or Termination of this Lease.

     Section 22.3  Determination of Fair Market Value
                   ----------------------------------

          (a) If it becomes necessary to determine the Fair Market Value of any Hotel for any purpose of this Lease, the party required or permitted to give notice of such required determination shall give the other party Notice that such determination is required and shall set forth such party's estimate of the Fair Market Value of the Hotel to be valued. The parties shall thereupon attempt, in good faith, to agree upon the Fair Market Value of such Hotel within 10 days of such Notice. Failing any agreement within such 10 day period, the party who gave such

     Notice shall send a second notice of such required determination and shall include in such Notice the name of a Person selected to act as appraiser on its behalf. Within 10 days after receipt of any such notice, Landlord or Tenant, as the case may be, shall by notice to Tenant or Landlord, as the case may be, appoint a second Person as appraiser on its behalf. Each appraiser must be licensed as an appraiser in the State and be a member of the Appraisal Institute (or any successor organization thereto).

          (b) After appointment, the appraisers shall, within 45 days after the date of the notice appointing the first appraiser, determine the Fair Market Value of the Hotel as of the date it becomes necessary to determine the Fair Market Value (giving effect to the impact, if any, of inflation from that date to the date the appraisers determine such Fair Market Value); provided, however, that if only one appraiser shall have been so appointed, or if two appraisers shall have been so appointed but only one such appraiser shall have made such determination within the required 45 days, then the determination of such appraiser shall be final and binding upon the parties.

          (c) Unless the parties otherwise jointly instruct the appraisers in writing to the contrary, the appraisers shall value the Hotel at Fair Market Value pursuant to the Uniform Standards of Professional Appraisal Practice and, to the extent not inconsistent therewith, the Appraisal Institute's Standards of Professional Practice, and in accordance with generally accepted appraisal methodology.

          (d) Subject to Sections 22.3(d)(i) and 22.3(d)(ii), if two appraisers shall have been appointed and shall have made their determinations of the Fair Market Value of the Hotel within the required 45-day period, then the Fair Market Value of that property shall be an amount equal to the sum of fifty percent (50%) of each appraiser's determination.

               (i)  If the difference between the appraisals made pursuant to
          Section 22.3(b) shall exceed ten percent (10%) of the lesser of such amounts, then the appraisers shall have 20 days to appoint a third appraiser. If such appraisers fail to appoint such third appraiser, then either party may request the American Arbitration Association (or any successor organization) or a court (having jurisdiction over such appointment) to appoint the third appraiser. The third appraiser shall be licensed as an appraiser in the State and be a member of the Appraisal Institute. If a third appraiser is not appointed under this
          Section 22.3(d)(i), then the Fair Market Value of the Hotel shall be determined as provided for in Section 22.3(d) notwithstanding this
          Section 22.3(d)(i).

               (ii) Any appraiser appointed by the original appraisers, by the American Arbitration Association or by an appropriate court shall be instructed to determine the Fair Market Value within 30 days after appointment of such appraiser. The determination of the appraiser which differs most in terms of dollar amount from the determinations of the other two appraisers shall be excluded, and fifty percent (50%) of the sum of the remaining two determinations shall be final and binding upon Landlord and Tenant as the Fair Market Value for the Hotel.

          (e) This provision for determination by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law. Landlord and Tenant shall each pay the fees and expenses of the appraiser appointed by it and each shall pay one-half of the fees and expenses of the third appraiser and one-half of all other costs and expenses incurred in connection with each appraisal.

     Section 22.4  Partial Invalidity.  If any portion of this Lease shall be
                   ------------------
declared invalid by order, decree or judgment of a court, or governmental agency having jurisdiction, this Lease shall be construed as if such portion had not been inserted herein, except when such construction would operate as an undue hardship on Tenant or Landlord, constitute a substantial deviation from the general intent and purpose of said parties as reflected in this Lease, or deny either Tenant or Landlord to a material extent a right or benefit pursuant to this Lease as originally written, in which event this Lease in pertinent part shall be reformed so as to place both Landlord and Tenant to the greatest extent permitted by law in the same relative positions as they would have enjoyed under this Lease as originally written.

     Section 22.5  Headings.  The article and section headings and the Table of
                   --------
Contents contained in this Lease are for convenience only and shall not enlarge or limit the scope or meaning of the various and several provisions hereof.

     Section 22.6  Binding Effect.  All agreements and covenants herein
                   --------------
contained shall be binding upon the respective heirs, personal representatives, successors, and, to the extent permitted under this Lease, assigns of the parties hereto.

     Section 22.7  Representations.  Neither Landlord nor Landlord's agents have
                   ---------------
made any representations or promises with respect to the Premises except as herein expressly set forth and all reliance with respect to any representations or promises is based solely on those contained herein.

     Section 22.8  Amendments.  No amendment or modification of this Lease shall
                   ----------
be binding or valid unless expressed in a writing executed by both parties hereto or their respective successors and assigns.

     Section 22.9  Brokers.  Neither party has engaged any agents or brokers
                   -------
with respect to the negotiation and execution of this Lease and each party shall indemnify and defend the other with respect to any claim by an agent or broker claiming through the indemnifying party against the indemnified party.

     Section 22.10  Authority to Execute
                    --------------------

          (a) Tenant represents and warrants that Tenant has the full right and authority to enter into this Lease, and that all persons signing on behalf of Tenant were authorized to do so by any and all necessary or appropriate corporate actions.

          (b) Landlord represents and warrants that Landlord has the full right and authority to enter into this Lease, and that all persons signing on behalf of Landlord were authorized to do so by any and all necessary or appropriate corporate or Landlord actions.

     Section 22.11  Applicable Law.  This Lease shall be governed by and
                    --------------
construed under the laws of the state within which the Land is located.

     Section 22.12  Construction.  All exhibits referred to in this Lease are by
                    ------------
this reference incorporated fully herein. The term "this Lease" shall be considered to include all such exhibits.

     Section 22.13  Impossibility of Performance.  If any covenant or obligation
                    ----------------------------
of Tenant under this Lease (other than a covenant or obligation to pay Rent or other sums payable by Tenant hereunder) as applied to a particular circumstance would be incapable of being fully performed by any person or entity notwithstanding the fact that such person or entity had sufficient funds available to enable it to perform such covenants or obligations under this Lease, then Tenant shall only be obligated to perform such covenant or obligation as applied to such circumstance to the extent that such covenant or obligation can be so performed.

     Section 22.14  Time of Essence.  Time is of the essence with respect to the
                    ---------------
rights and obligations of Landlord and Tenant under this Lease.

     Section 22.15  Attorney's Fees.  Except as otherwise provided herein, in
                    ---------------
any action or proceeding (including without limitation appellate proceedings) brought by either party against the other under this Lease, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees, investigation costs, and other reasonable legal expenses and court costs incurred by such party in such action or proceeding.

     Section 22.16  No Merger.  There shall be no merger of the leasehold estate
                    ---------
created by this Lease with respect to each of the Hotel sites, with the fee estate or any superior ground leasehold estate, by reason of the fact that the same legal entity or person may own or hold the leasehold estate created by this Lease or any interest in such leasehold estate, and any interest in either or both of the fee estate or any superior ground leasehold estate. No merger of any leasehold estate and fee estate shall occur unless and until all persons or entities, having any interest in: (i) the leasehold estate created by this Lease, (ii) the leasehold estate created by any applicable superior ground leasehold estate, and (iii) the fee estate in the site of the affected Hotel, shall join in a written instrument effecting such merger and shall duly record the same.

     Section 22.17  Landlord's Right to Enter.  Landlord and its agents and
                    -------------------------
designees may enter upon and examine any Hotel at reasonable times, accompanied by a representative of Tenant that Tenant shall make available to Landlord, and show any Hotel to prospective purchasers, partners, investors, mortgagees or lessees as long as such examination or showing shall not unreasonably interfere with the business operations of Tenant at the Hotel.

     Section 22.18  Corporate Reorganization of Tenant.  Upon the merger of
                    ----------------------------------
Tenant into another corporation where Tenant is not the surviving corporation or the consolidation of Tenant with one or more other corporations where Tenant is not the surviving corporation, or the sale or other disposition of all or substantially all of the assets of Tenant to one or more other entities, the surviving entity or transferee of assets, as the case may be, shall be deemed to have assumed all obligations, covenants and responsibilities of Tenant under this Lease. Promptly after such corporate reorganization, such entity shall deliver to Landlord an instrument in recordable form reasonably acceptable to counsel for both parties, evidencing such assumption.

     Section 22.19  No Waiver.  The failure of either party to insist upon a
                    ---------
strict performance of any of the terms or provisions of this Lease or to exercise any option, right or remedy herein contained shall not be construed as a waiver or as a relinquishment for the future of such term, provision, option, right or remedy, but the same shall continue and remain in full force and effect. No waiver by either party of any term or provision hereof shall be deemed to have been made unless expressed in writing and signed by such party.

     Section 22.20  Confidentiality.  The parties hereby agree that the matters
                    ---------------
set forth in this Lease (except to the extent such matters are expressly disclosed in any Memorandum of Lease recorded pursuant to Section 22.2(a)) are strictly confidential and each party will make every effort to ensure that such information is not disclosed to any outside persons or entities (including the press) without the consent of the other party, except as required by ERISA or any other Legal Requirement reporting and disclosure rules or otherwise specifically provided herein. For purposes of the preceding sentence, the words "outside persons or entities" do not include the parties' attorneys, accountants, consultants, shareholders, lenders, partners, investors, or any prospective lenders, partners and investors. No references to Tenant or to any Affiliate will be made in any prospectus, private placement memorandum, offering circular or offering documentation related thereto (collectively referred to as the "Prospectus"), issued by Landlord or one of its affiliates, which is designated to interest potential investors in any Hotel, unless Tenant has previously received a copy of all such references. However, regardless of whether Tenant does or does not so receive a copy of all such references, neither Tenant nor any Affiliate will be deemed a sponsor of the offering described in the Prospectus, nor will it have any responsibility for the Prospectus, and the Prospectus will so state. Landlord shall indemnify, defend and hold Tenant harmless from and against all loss, costs, liability and damage (including reasonable attorneys' fees and expenses, and the cost of litigation) arising out of any Prospectus or the offering described therein; and this obligation of Landlord shall survive Termination of this Lease.

     Section 22.21  Gender and Number.  Words of any gender used in this Lease
                    -----------------
shall be held to include any other gender, and words in the singular shall be held to include the plural and vice versa, when the sense requires and the following words and phrases shall have the following meanings: (i) "including" shall mean "including without limitation"; (ii) "provisions" shall mean "provisions, terms, agreements, covenants and/or conditions"; (iii) "lien" shall mean "lien, charge, encumbrance, title retention agreement, pledge, security interest, mortgage and/or deed of trust"; (iv) "obligation" shall mean "obligation, duty, agreement, liability, covenant and/or condition"; (v) "the Premises" shall mean "the Premises or any part thereof or interest therein";
(vi) "Hotel" shall mean "Hotel or any part thereof or interest therein"; (vii) "any of the Land" shall mean "the Land or any part thereof or interest therein";
(viii) "any of the Improvements" shall mean "the Improvements or any part thereof or interest therein"; and (ix) "any of the personal property" shall mean "the personal property or any part thereof or interest therein."

     Section 22.22  Survival.  All claims and liabilities of either party
                    --------
existing or arising prior to the expiration or earlier termination of this Lease, unless otherwise specifically provided herein, and all Surviving Obligations shall survive such expiration or earlier Termination.

     Section 22.23  Acceptance of Surrender.  No surrender to Landlord of this
                    -----------------------
Lease or of any of the Hotels or of any part thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by Landlord and the Senior Mortgagee if any, and no act by Landlord or any representative or agent of Landlord, other than a written acceptance, shall constitute an acceptance of any such surrender.

     Section 22.24  Non-Recourse as to Landlord.  Anything contained herein to
                    ---------------------------
the contrary notwithstanding, any claim based on or in respect of any liability of Landlord under this Lease shall be enforced only against the Premises and not against any other tangible or intangible assets, properties or funds of (i) Landlord, (ii) any shareholder of Landlord or any director, officer, general partner, limited partner, employee or agent of Landlord, (or any legal representative, heir, estate, successor or assign of any thereof), (iii) any predecessor or successor partnership or corporation (or other entity) of Landlord, or any of its shareholders, either directly or through Landlord or its shareholders or any predecessor or successor partnership or corporation or their shareholders, officers, directors, employees or agents (or other entity), or (iv) any other Affiliate of any of the foregoing, or any director, officer, employee or agent of any thereof; provided, however, that if, as a result of a judicial foreclosure of any Mortgage, the interest of Landlord in any Hotel is transferred to a Mortgagee or any other person or entity and at the date of such foreclosure, Tenant has a legal proceeding against Landlord, which is determined adversely to Landlord after the exhaustion of all appeal periods, Tenant shall have the right to enforce any judgment from any assets or other properties of Landlord but not against any Mortgagee or any other person or any of the parties listed at (ii) through (iv) above.

     Section 22.25  Entire Agreement; Integration
                    -----------------------------

          (a) This Lease contains all the agreements and conditions made between the parties hereto with respect to the matters contained herein and may not be modified orally or in any manner other than as provided in
     Section 22.8. All prior written and oral understandings and agreements shall be deemed to have merged into this Lease and have no further force and effect.

          (b) Landlord and Tenant are business entities having substantial experience with the subject matter of this Lease and have each fully participated in the negotiation and drafting of this Lease. Accordingly, this Lease shall be construed without regard to the rule that ambiguities in a document are to be construed against the drafter.

          (c) No inferences shall be drawn from the fact that the final, duly executed Lease differs in any respect from any previous draft hereof.

          (d) If there is more than one Tenant, the obligations of each shall be joint and several.

     Section 22.26  Waiver of Trial by Jury.  The parties hereto each waive, to
                    -----------------------
the full extent permitted by applicable law, all right to elect a trial by jury in any litigation relative to this Lease.

     Section 22.27  Tenant's Remedies.  Tenant shall have the right to seek all
                    -----------------
remedies at law and/or in equity, including an order for specific performance, to obtain full performance of all Landlord's obligations under this Lease, and/or to recover damages for any breach by Landlord hereunder; provided, however, that Tenant shall not have the right (i) to terminate this Lease (except as otherwise specifically provided in this Lease) by reason of any breach of Landlord's obligations hereunder; (ii) to set-off against Rents hereunder any amounts owing to Tenant by Landlord; or (iii) to assert by way of defense, cross-claim or counterclaim in any action by Landlord to recover Rent or other sums due from Tenant any right to withhold Rent or to pay less than the amount due hereunder. Any exercise of Tenant's rights hereunder shall be through a separate and independent action unrelated to any claim Landlord has against Tenant for Rent due hereunder.

     Section 22.28  Landlord and Tenant Relationship.  The parties hereto
                    --------------------------------
specifically acknowledge and agree that, notwithstanding any other provision contained in this Lease (including the provisions for payment of Percentage
Rent), it is the intent of the parties that their relationship hereunder is and shall at all times be that of Landlord and Tenant and not that of partners, joint venturers, lender and borrower, agent, or any other relationship other than that of Landlord and Tenant.

     Section 22.29  Relationship with Groundlessors.  With respect to any ground
                    -------------------------------
lease concerning any portion of the Premises which terminates by its terms prior to the end of the Term of this Lease, Landlord shall cooperate with Tenant in negotiating with the subject ground lessor (i) to extend the term of said ground lease so as to have its term terminate no earlier than the last day of the Term, or (ii) to persuade the ground lessor to enter into a separate ground lease directly with Tenant following the termination of said ground lease.

     Section 22.30  Limited Liability of Landlord.  Notwithstanding any
                    -----------------------------
provisions hereof, none of the obligations of Landlord under or contemplated by this Lease shall be an obligation of any officer, director, shareholder, limited partner, general partner, or owner of Landlord, or any of their respective officers, directors, shareholders, limited partners, general partners, or owners, or successors or assigns. Landlord shall be the only person or entity liable with respect to such obligations. Tenant hereby irrevocably waives any right it may have against any such officer, director, shareholder, general partner or limited partner, owner, successor or assign identified above as a result of the performance of the provisions under or contemplated by this Lease. This provision shall survive any termination of this Lease.

     EXECUTED as of the date first written above.


TENANT:                             LANDLORD:

RED LION HOTELS, INC.,              RLH PARTNERSHIP, L.P.,
a Delaware corporation              a Delaware limited partnership


By: /s/ Anupam Narayan                  By: /s/ David J. Johnson
   -------------------                     ---------------------
Its: Vice President & Treasurer         Its: Executive Vice President
    ---------------------------             -------------------------


ATTEST:



By:
   ----------------------------
     [Assistant] Secretary

STATE OF _______________  )
                          )  ss.
COUNTY OF _______________ )

          On this ____ day of ______________, 1995, before me personally appeared _________________________, to me personally known to be the ______________________ of RED LION HOTELS, INC., the Delaware corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that (s)he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal the day and year first above written.



                                    --------------------------------------------
[Seal or Stamp]                     Notary Public in and for the State of
                                                   , residing at
                                    ---------------              ---------------

                                    Printed Name:
                                                 -------------------------------

                                    My appointment expires:
                                                           ---------------------

STATE OF _______________ )
                         )  ss.
COUNTY OF ______________ )

          On this ____ day of ______________, 1995, before me personally appeared _________________________, the ______________________ of Red Lion G.P.,
Inc., a Delaware corporation and the Managing General Partner in RLH PARTNERSHIP, L.P., the Delaware limited partnership that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation and partnership, for the uses and purposes therein mentioned, and on oath stated that (s)he was authorized to execute said instrument on behalf of said corporation and that said corporation was authorized to do so on behalf of said partnership.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.



                                    --------------------------------------------
[Seal or Stamp]                     Notary Public in and for the State of
                                                   , residing at
                                    ---------------              ---------------

                                    Printed Name:
                                                 -------------------------------

                                    My appointment expires:
                                                           ---------------------

                                   EXHIBIT A

                       LEGAL DESCRIPTIONS OF PROPERTIES


                                 See Attached

                                   EXHIBIT A
                             PROPERTY DESCRIPTION
                      (Property: Sonoma/Rohnert Park, CA)
                                 -----------------------


             The land is located in the State of California, County of Sonoma, City of Rohnert Park, and is described as follows:


      Beginning at the most Easterly corner of Lot 137, as shown upon the Map of Mountain Shadows Subdivision, Unit No. 1, filed in Book 257 of Maps, pages 16, 17, 18, 19 and 20, Sonoma County Records; thence from said point of beginning South 62 degrees 28' 00" East 86.00 feet to a 3/4" iron pipe set, tagged LS 2757; thence North 34 degrees 09' 17" East 295.09 feet to a 3/4" iron pipe set, tagged LS 2757; thence North 38 degrees 42' 59" East
      497.31 feet to a 3/4" iron pipe set tagged LS 2757; thence North 20 degrees 53' 59" West 455.44 feet to a 3/4" iron pipe set, tagged LS 2757; thence North 38 degrees 49' 36" West 70.75 feet to a 3/4" iron pipe set, tagged LS 2757; thence South 86 degrees 31' 13" West 418.79 feet to a 3/4" iron pipe set, tagged LS 2757; thence South 76 degrees 36' 01" West 12.44 feet to a 3/4" iron pipe set, tagged LS 2757; thence South 3 degrees 05' 00" West 412.47 feet to a 3/4" iron pipe set tagged LS 2757; thence North 86 degrees 55' 00" West 5.00 feet to a 3/4" iron pipe set, tagged LS 2757; thence South 3 degrees 05' 00" West 100.00 feet to a 3/4" iron pipe set, tagged LS 2757; thence North 86 degrees 55' 00" West 6.00 feet to a 3/4" iron pipe set tagged LS 2757; thence South 3 degrees 05' 00" West 42.00 feet to a 3/4" iron pipe set, tagged LS 2757; thence South 86 degrees 55' 00" East 6.00 feet to a 3/4" iron pipe set, tagged LS 2757; thence South 3 degrees 05' 00" West 61.00 feet to a 3/4" iron pipe set, tagged LS 2757; thence South 86 degrees 55' 00" East 5.00 feet to a 3/4" iron pipe set, tagged LS 2757; thence South 3 degrees 05' 00" West 265.20 feet to a 3/4" iron pipe set, tagged LS 2757; thence South 6 degrees 35' 00" West 92.00 feet to a 3/4" iron pipe set, tagged LS 2757, said point being the Northeast corner of the aforementioned Lot 137, Mountain Shadows Subdivision, Unit No. 1, thence along the Northeasterly lot line of said Lot 137, South 62 degrees 28' 00" East 160.00 feet to the point of beginning of the herein above described tract of land.

      A.P. No.: 160-010-23

                                   EXHIBIT A
                             PROPERTY DESCRIPTION
                        (Property: Sacramento Inn, CA)
                                   ------------------

THAT CERTAIN REAL PROPERTY SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SACRAMENTO, CITY OF SACRAMENTO, DESCRIBED AS FOLLOWS:

PARCEL 1:
---------

ALL THAT PORTION OF SECTION 15, AS SAID SECTION IS SHOWN AND SO DESIGNATED ON THE "MAP OF SURVEY AND SUBDIVISION OF RANCHO DEL PASO", RECORDED IN BOOK A OF SURVEYS, MAP NO. 94, RECORDS OF SACRAMENTO COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE NORTHEASTERLY BOUNDARY OF THAT CERTAIN 7.32 ACRE TRACT OF LAND DESCRIBED IN THE DEED DATED JULY 8, 1952, EXECUTED BY ROBERT SWANSTON, JR. AND LILLIAN SWANSTON, HIS WIFE, TO STATE OF CALIFORNIA, RECORDED IN BOOK 2280 OF OFFICIAL RECORDS AT PAGE 331, RECORDS OF SAID COUNTY, FROM WHICH SAID POINT OF BEGINNING, THE SOUTHEAST CORNER OF SAID SECTION 15 BEARS SOUTH 11 degrees 19'10" EAST 285.00 FEET, SOUTH 25 degrees 12' EAST 167.93 FEET, SOUTH 47 degrees 28' EAST 102.09 FEET, SOUTH 55 degrees 51'10" EAST 454.55 FEET, SOUTH 30 degrees 19'50" WEST 50 FEET TO A POINT ON THE CENTER LINE OF ARDEN WAY, A PUBLIC ROAD 60.00 FEET IN WIDTH, SAID POINT BEING ON THE NORTHEASTERLY LINE OF PROPERTY ACQUIRED BY STATE OF CALIFORNIA, AS DESCRIBED IN THE FINAL DECREE OF CONDEMNATION IN THE MATTER OF THE STATE OF CALIFORNIA VS. ROBERT SWANSTON, ET AL, A CERTIFIED COPY THEREOF, RECORDED IN THE OFFICE OF THE RECORDER OF SACRAMENTO COUNTY IN BOOK 1769 OF OFFICIAL RECORDS AT PAGE 470, ET SEQ., SOUTH 59 degrees 40'10" EAST 3653.94 FEET ALONG SAID CENTER LINE AND THE NORTHEASTERLY LINE OF SAID STATE OF CALIFORNIA PROPERTY TO A POINT ON THE CENTER LINE OF ETHAN WAY, A PUBLIC ROAD 60.00 FEET IN WIDTH, AND NORTH 01 degrees 46'30" WEST 18.54 FEET ALONG THE CENTER LINE TO THE SOUTHEAST CORNER OF SAID SECTION 15; THENCE FROM SAID POINT OF BEGINNING ALONG THE NORTHEASTERLY AND EASTERLY BOUNDARY OF SAID 7.32 ACRE TRACT THE FOLLOWING THREE COURSES AND DISTANCES: NORTH 11 degrees 19'10" WEST 234.97 FEET; THENCE CURVING TO THE RIGHT ON AN ARC OF 550.00 FOOT RADIUS, SAID ARC BEING SUBTENDED BY A CHORD BEARING NORTH 10 degrees 41'50" EAST
412.36 FEET; AND THENCE NORTH 31 degrees 39'40" EAST 268.77 FEET; THENCE SOUTH 34 degrees 01'30" EAST 740.62 FEET; THENCE SOUTH 41 degrees 46'30" WEST 355.20 FEET; THENCE NORTH 87 degrees 38'40" WEST 349.58 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ANY PORTION THEREOF WHICH MAY BE WITHIN THE FOLLOWING:

BEGINNING AT A POINT IN SECTION 15 FROM WHICH THE SOUTHEAST CORNER OF SAID
SECTION 15 BEARS THE FOLLOWING EIGHT (8) COURSES AND DISTANCES: NORTH 89 degrees09' WEST 323.88 FEET; SOUTH 11 degrees 19'10" EAST 345.57 FEET; SOUTH 25 degrees 12'00" EAST 167.93 FEET; SOUTH 47 degrees 28'00" EAST 102.09 FEET; AND SOUTH 55 degrees 51'10" EAST 454.55 FEET; SOUTH 30 degrees 19'50" WEST 50.00 FEET TO A POINT ON THE CENTER LINE OF ARDEN WAY, A PUBLIC ROAD 60.00 FEET IN WIDTH, SAID POINT BEING ON THE NORTHEASTERLY LINE OF THAT CERTAIN PROPERTY ACQUIRED BY THE STATE OF CALIFORNIA, AS DESCRIBED IN THE FINAL DECREE OF CONDEMNATION IN THE MATTER OF THE STATE OF CALIFORNIA VS. ROBERT SWANSTON, ET AL, A CERTIFIED COPY THEREOF, RECORDED IN THE OFFICE OF THE RECORDER OF SACRAMENTO COUNTY IN BOOK 1769 OF OFFICIAL RECORDS AT PAGE 470, ET SEQ., SOUTH 59 degrees 40'10" EAST 3652.94 FEET ALONG SAID CENTER LINE AND THE NORTHEASTERLY LINE OF SAID STATE OF CALIFORNIA PROPERTY TO A POINT ON THE CENTER LINE OF ETHAN WAY, A PUBLIC ROAD 60.00 FEET IN WIDTH AND NORTH 01 degrees 46'30" WEST 18.54 FEET ALONG SAID CENTER LINE TO THE SAID SOUTHEAST CORNER OF SAID SECTION 15; THENCE FROM SAID POINT OF BEGINNING SOUTH 89 degrees 09'00" EAST 81.28 FEET; THENCE NORTH 02 degrees 07'40" WEST 87.21 FEET; THENCE NORTH 39 degrees 35'00" EAST 233.43 FEET; THENCE SOUTH 34 degrees 01'30" EAST 248.78 FEET; THENCE SOUTH 50 degrees 42'00" WEST 321.00 FEET; THENCE NORTH 39 degrees 18'00" WEST 185.64 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION WHICH LIES WEST AND NORTH OF THE LINE DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT THAT BEARS SOUTH 89 degrees 30'32" EAST 211.29 FEET FROM THE SOUTHWEST CORNER OF LOT 7, SAID BLOCK F, SAID POINT IS ALSO 113.00 FEET SOUTHEASTERLY, MEASURED AT RIGHT ANGLES FROM THE "B 3" LINE AT ENGINEER'S STATION "B 3" 180+70.59 OF THE DEPARTMENT OF PUBLIC WORKS' 1959 SURVEY BETWEEN 800 FEET SOUTHWEST OF ARDEN WAY AND 0.3 MILE NORTHEAST OF EL CAMINO AVENUE, ROAD III-SAC-3-B (THE CALIFORNIA STATE ZONE II COORDINATES FOR SAID POINT ARE X=2, 163,073.395 AND Y=343,140.590); THENCE FROM SAID POINT OF BEGINNING PARALLEL TO SAID "B 3" LINE SOUTH 40 degrees 45'28" WEST 730.59 FEET; THENCE SOUTH 30 degrees 16'27" WEST 258.31 FEET; THENCE ALONG A CURVE TO THE LEFT WITH A RADIUS OF 500 FEET, THROUGH AN ANGLE OF 40 degrees 01'46", AN ARC LENGTH OF 349.32 FEET THE CHORD OF WHICH CURVE BEARS SOUTH 10 degrees 37'23" WEST 342.26 FEET TO A POINT IN THE EXISTING STATE HIGHWAY RIGHT OF WAY AS ACQUIRED BY DEED RECORDED JUNE 28, 1943, IN BOOK 1009, AT PAGE 357 OF OFFICIAL RECORDS, SACRAMENTO COUNTY.

PARCEL 1-A:
-----------

A NON-EXCLUSIVE EASEMENT FOR PRIVATE STREET PURPOSES, TO BE APPURTENANT TO PARCEL NO. 1, ABOVE DESCRIBED, ON, OVER AND ACROSS A STRIP OF LAND OF THE UNIFORM WIDTH OF 50.00 FEET, THE WESTERN LINE OF SAID STRIP OF LAND BEING DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF THE ABOVE DESCRIBED PARCEL NO. 1; THENCE FROM SAID POINT OF BEGINNING ALONG THE EASTERN LINE OF THE ABOVE REFERRED TO
7.32 ACRE TRACT OF LAND DESCRIBED IN THE DEED RECORDED IN BOOK 2280 OF OFFICIAL RECORDS AT PAGE 331, SOUTH 11 degrees 19'10" EAST 285.00 FEET; THENCE ALONG THE ARC OF A CURVE TO THE LEFT WITH A RADIUS OF 350.00 FEET, THE CHORD OF WHICH BEARS SOUTH 25 degrees 12' EAST 167.93 FEET TO THE WESTERN LINE OF THE PROPERTY DESCRIBED IN THE DEED FROM HERATY & GANNON TO SEARS, ROEBUCK & CO., RECORDED MAY 5, 1955, IN BOOK 2825 OF OFFICIAL RECORDS AT PAGE 200, THE EASTERN LINE OF SAID 50 FOOT STRIP TO BE EXTENDED OR SHORTENED SO AS TO EXTEND, FROM THE SOUTHERN LINE OF PARCEL NO. 1, ABOVE DESCRIBED IN DEED TO SEARS, ROEBUCK & CO., RECORDED IN BOOK 2825 OF OFFICIAL RECORDS AT PAGE 200.

PARCEL 1-B:
-----------

NON-EXCLUSIVE EASEMENTS FOR VEHICULAR ACCESS AS DESCRIBED IN EXHIBIT "B" AS ATTACHED TO THAT CERTAIN INSTRUMENT ENTITLED "EASEMENT AGREEMENT", RECORDED APRIL 26, 1989, IN BOOK 8904-26, PAGE 2537, OFFICIAL RECORDS, DESCRIBED AS
FOLLOWS:

ALL THAT PORTION OF SECTION 15, AS SAID SECTION IS SHOWN AND SO DESIGNATED ON THE "MAP OF SURVEY AND SUBDIVISION OF RANCHO DEL PASO", RECORDED IN THE OFFICE OF THE SACRAMENTO COUNTY RECORDER IN BOOK A OF SURVEYS, MAP NO. 94, DESCRIBED AS
FOLLOWS:

A STRIP OF LAND 40.00 FEET WIDE, THE CENTERLINE OF SAID STRIP BEGINNING AT A POINT ON THE NORTHERLY LINE OF ARDEN WAY, A PUBLIC ROAD, AS SAID ROAD IS SHOWN ON THE PLAT OF SURVEY ENTITLED "A PORTION OF SECTIONS 15, 64 AND 65 OF RANCHO DEL PASO", RECORDED IN THE OFFICE OF THE SACRAMENTO COUNTY RECORDER IN BOOK 9 OF SURVEYS, MAP NO. 22, FROM WHICH POINT OF BEGINNING THE SOUTHEAST CORNER OF SAID
SECTION 15 BEARS SOUTH 30 degrees 19'50" WEST 30.00 FEET TO A POINT ON THE CENTERLINE OF ARDEN WAY, AND ALONG SAID CENTERLINE SOUTH 59 degrees 40'10" WEST 3,583.93 FEET TO A POINT ON THE CENTERLINE OF ETHAN WAY, A PUBLIC ROAD 60.00 FEET IN WIDTH, AND NORTH 01 degrees 46'30" WEST 18.54 FEET ALONG SAID CENTERLINE TO SAID SOUTHEAST CORNER; THENCE FROM SAID POINT OF BEGINNING NORTH

30 degrees 19'50" EAST 103.00 FEET; THENCE NORTH 59 degrees 40'10" WEST 616.57 FEET MORE OR LESS TO A POINT ON THE WESTERLY BOUNDARY OF PARCEL I AS SAID PARCEL IS SHOWN ON "RECORD OF SURVEY, PORTION OF SECTIONS 15 AND 66, RANCHO DEL PASO", RECORDED IN THE OFFICE OF THE SACRAMENTO COUNTY RECORDER IN BOOK 21 OF SURVEYS, MAP NO. 13.

PARCEL 2:
---------

ALL THAT PORTION OF SECTION 15, AS SAID SECTION IS SHOWN AND SO DESIGNATED ON THE "MAP OF SURVEY AND SUBDIVISION OF RANCHO DEL PASO", RECORDED IN THE OFFICE OF THE RECORDER OF SACRAMENTO COUNTY, IN BOOK A OF SURVEYS, MAP NO. 94, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN SAID SECTION 15 FROM WHICH THE SOUTHEAST CORNER OF SAID
SECTION 15 BEARS THE FOLLOWING EIGHT (8) COURSES AND DISTANCES: NORTH 89 degrees 09' WEST 323.88 FEET; SOUTH 11 degrees 19'10" EAST 345.57 FEET; SOUTH 25 degrees 12'00" EAST 167.93 FEET; SOUTH 47 degrees 28'00" EAST 102.09 FEET; AND SOUTH 55 degrees 51'10" EAST 454.55 FEET; SOUTH 30 degrees 19'50" WEST 50.00 FEET TO A POINT ON THE CENTER LINE OF ARDEN WAY, A PUBLIC ROAD 60.00 FEET IN WIDTH, SAID POINT BEING ON THE NORTHEASTERLY LINE OF THAT CERTAIN PROPERTY ACQUIRED BY THE STATE OF CALIFORNIA, AS DESCRIBED IN THE FINAL DECREE OF CONDEMNATION IN THE MATTER OF THE STATE OF CALIFORNIA VS. ROBERT SWANSTON, ET AL, A CERTIFIED COPY THEREOF RECORDED IN THE OFFICE OF THE RECORDER OF SACRAMENTO COUNTY IN BOOK 1780 OF OFFICIAL RECORDS AT PAGE 470, ET SEQ., SOUTH 59 degrees 40'10" EAST 3653.94 FEET ALONG SAID CENTER LINE AND THE NORTHEASTERLY LINE OF SAID STATE OF CALIFORNIA PROPERTY TO A POINT ON THE CENTER LINE OF ETHAN WAY, A PUBLIC ROAD
60.00 FEET IN WIDTH AND NORTH 01 degrees 46'30" WEST 18.54 FEET ALONG SAID CENTER LINE TO SAID SOUTHEAST CORNER OF SAID SECTION 15; THENCE FROM SAID POINT OF BEGINNING SOUTH 89 degrees 09'00" EAST 81.28 FEET; THENCE NORTH 02 degrees 07'40" WEST 87.21 FEET; THENCE NORTH 39 degrees 35'00" EAST 233.43 FEET; THENCE SOUTH 34 degrees 01'30" EAST 248.78 FEET; THENCE SOUTH 50 degrees 42'00" WEST
321.00 FEET; THENCE NORTH 39 degrees 18'00" WEST 185.64 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL THAT PORTION OF "PARCEL H", AS SAID PARCEL IS SHOWN ON THAT CERTAIN RECORD OF SURVEY ENTITLED "PORTION OF SECTIONS 15 AND 66, RANCHO DEL PASO", RECORDED IN THE OFFICE OF THE RECORDER OF SACRAMENTO COUNTY, IN BOOK 21 OF SURVEYS, MAP NO. 13, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST EASTERLY CORNER OF SAID "PARCEL H"; THENCE FROM SAID POINT OF BEGINNING ALONG THE NORTHEASTERLY LINE OF SAID "PARCEL H" NORTH 34 degrees 01'30" WEST 166.69 FEET TO A POINT ON THE SOUTHEASTERLY LINE OF THAT CERTAIN
50.00 FOOT ROAD

EASEMENT DESCRIBED IN THAT CERTAIN DEED RECORDED IN THE OFFICE OF THE SAID RECORDER IN BOOK 2825 OF OFFICIAL RECORDS, PAGE 202, SAID EASEMENT BEING DESIGNATED (EASEMENT NO. 5) ON SAID RECORD OF SURVEY; THENCE ALONG THE SOUTHEASTERLY AND EASTERLY LINE OF SAID 50.00 FOOT ROAD EASEMENT THE FOLLOWING THREE (3) COURSES AND DISTANCES: (1) SOUTH 50 degrees 42'00" WEST 33.71 FEET;
(2) CURVING TO THE LEFT ON AN ARC OF 68.33 FOOT RADIUS, SAID ARC BEING SUBTENDED BY A CHORD BEARING SOUTH 04 degrees 29'00" EAST 112.20 FEET AND (3) SOUTH 59 degrees 40'10" EAST 78.79 FEET TO A POINT ON THE SOUTHEASTERLY LINE OF SAID "PARCEL H"; THENCE ALONG THE SOUTHEASTERLY LINE OF SAID "PARCEL H" NORTH 50 degrees 42'00" EAST 55.02 FEET TO THE POINT OF BEGINNING.

PARCEL 3:
---------

ALL THAT PORTION OF SECTION 15, AS SHOWN ON THE "MAP OF SURVEYS AND SUBDIVISION OF RANCHO DEL PASO", RECORDED IN BOOK A OF SURVEYS, MAP NO. 94, RECORDS OF SACRAMENTO COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST WESTERLY CORNER OF THAT CERTAIN TRACT OF LAND DESCRIBED IN THE DEED DATED JANUARY 30, 1959, EXECUTED BY WILLIAM G. GANNON AND CLARA D. GANNON TO PHILIP G. HERATY, RECORDED FEBRUARY 24, 1959, IN THE OFFICE OF SAID RECORDER IN BOOK 3708 OF OFFICIAL RECORDS AT PAGE 35; THENCE FROM SAID POINT OF BEGINNING ALONG THE BOUNDARY LINE OF SAID HERATY PROPERTY THE FOLLOWING TWO COURSES AND DISTANCES: NORTH 50 degrees 42'00" EAST 220.00 FEET AND SOUTH 34 degrees 01'30" EAST 81.33 FEET; THENCE NORTH 55 degrees 58'30" EAST 74.00 FEET; THENCE NORTH 34 degrees 01'30" WEST 226.71 FEET; THENCE SOUTH 50 degrees 42'00" WEST 294.31 FEET TO A POINT ON THE EASTERLY LINE OF THAT CERTAIN 11.893 ACRE TRACT OF LAND DESCRIBED IN THE DOCUMENT RECORDED IN THE OFFICE OF SAID RECORDER IN BOOK 3294 OF OFFICIAL RECORDS, AT PAGE 91; THENCE ALONG SAID EASTERLY LINE SOUTH 34 degrees 01'30" EAST 138.55 FEET TO THE POINT OF BEGINNING.

PARCEL 4:
---------

ALL THAT PORTION OF SECTION 15, AS SHOWN ON THE OFFICIAL "MAP OF SURVEY AND SUBDIVISION OF RANCHO DEL PASO", RECORDED IN BOOK A OF SURVEYS, MAP NO. 94, RECORDS OF SACRAMENTO COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE NORTHWESTERN LINE OF PROPERTY DESCRIBED IN THE DEED FROM PHILIP F. HERATY, ET UX, TO WILLIAM G. GANNON, ET UX, DATED JULY 17, 1958 AND RECORDED JULY 18, 1958, IN BOOK 3550 OF OFFICIAL RECORDS AT PAGE 255, SAID POINT BEING

LOCATED SOUTH 50 degrees 42' WEST 323.47 FEET FROM THE MOST WESTERN CORNER OF LOT 548, AS SHOWN ON THE OFFICIAL "PLAT OF SWANSTON ESTATES UNIT NO. 5", RECORDED MAY 29, 1958, IN BOOK 49 OF MAPS, MAP NO. 13; THENCE FROM SAID POINT OF BEGINNING SOUTH 50 degrees 42' WEST 220.00 FEET TO A POINT ON THE NORTHEASTERN LINE OF PROPERTY DESCRIBED IN THE LEASE EXECUTED BY HERATY & GANNON, A CO-PARTNERSHIP, AS LESSOR, AND SACRAMENTO, INN, INC., A CORPORATION, AS LESSEE, DATED JANUARY 10, 1957, AND RECORDED MAY 3, 1957, IN BOOK 3294 OF OFFICIAL RECORDS AT PAGE 30; THENCE ALONG THE NORTHEASTERN LINE OF SAID SACRAMENTO INN, INC., A PROPERTY NORTH 34 degrees 01'30" WEST 200.00 FEET; THENCE NORTH 50 degrees 42' EAST 220.00 FEET; THENCE SOUTH 34 degrees 01'30" EAST 200.00 FEET TO THE POINT OF BEGINNING.

PARCEL 5:
---------

ALL THAT PORTION OF SECTION 15, AS SAID SECTION IS SHOWN AND SO DESIGNATED ON THE OFFICIAL "MAP OF SURVEY AND SUBDIVISION OF RANCHO DEL PASO", RECORDED IN BOOK A OF SURVEYS, MAP NO. 94, RECORDS OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF LOT 540, AS SHOWN ON THE "PLAT OF SWANSTON ESTATES UNIT NO. 5", RECORDED MAY 29, 1958, IN BOOK 49 OF MAPS, MAP NO. 13; THENCE FROM SAID POINT OF BEGINNING ALONG THE WESTERLY BOUNDARY OF SAID SWANSTON ESTATES UNIT NO. 5, THE FOLLOWING THREE COURSES AND DISTANCES; SOUTH 00 degrees 57'30" EAST 144.50 FEET, SOUTH 21 degrees 00'02" WEST 99.05 FEET AND SOUTH 50 degrees 42'00" WEST 234.00 FEET; THENCE CONTINUING SOUTH 50 degrees 42'00" WEST
323.47 FEET; THENCE NORTH 34 degrees 01'30" WEST 200.00 FEET; THENCE SOUTH 50 degrees 43'00" WEST 220.00 FEET; THENCE NORTH 34 degrees 01'30" WEST 275.85 FEET TO A POINT ON THE SOUTHEASTERLY LINE OF A ROADWAY; THENCE NORTH 31 degrees 38'20" EAST 93.47 FEET AND NORTH 39 degrees 17'30" EAST 512.87 FEET; THENCE NORTH 89 degrees 02'30" EAST 43.20 FEET; THENCE CURVING TO THE RIGHT ON AN ARC OF 143.42 FEET RADIUS, SAID ARC BEING SUBTENDED BY A CHORD BEARING SOUTH 62 degrees 51'35" EAST 135.10 FEET; THENCE CURVING TO THE LEFT ON AN ARC OF 195.42 FOOT RADIUS, SAID ARC BEING SUBTENDED BY A CHORD BEARING SOUTH 62 degrees 51'35" EAST 184.08 FEET AND THENCE NORTH 89 degrees 02'30" EAST 200.00 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL THAT PORTION OF SECTION 15, AS SHOWN ON THE "MAP OF SURVEYS AND SUBDIVISION OF RANCHO DEL PASO", RECORDED IN BOOK A OF SURVEYS, MAP NO. 94, RECORDS OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST WESTERLY CORNER OF THAT CERTAIN TRACT OF LAND DESCRIBED IN THE DEED DATED JANUARY 30, 1959, EXECUTED BY WILLIAM G. GANNON AND CLARA D. GANNON TO PHILIP F. HERATY,

RECORDED FEBRUARY 24, 1959, IN THE OFFICE OF THE SAID RECORDER IN BOOK 3708 OF OFFICIAL RECORDS, AT PAGE 35; THENCE FROM SAID POINT OF BEGINNING ALONG THE BOUNDARY LINE OF SAID HERATY PROPERTY THE FOLLOWING TWO COURSES AND DISTANCES; NORTH 50 degrees 42'00" EAST 220.00 FEET AND SOUTH 34 degrees 01'30" EAST 81.33 FEET; THENCE NORTH 55 degrees 58'30" EAST 74.00 FEET; THENCE NORTH 34 degrees 01'30" WEST 226.71 FEET; THENCE SOUTH 50 degrees 42'00" WEST 294.31 FEET TO A POINT ON THE EASTERLY LINE OF THAT CERTAIN 11.893 ACRE TRACT OF LAND DESCRIBED IN THE DOCUMENTS RECORDED IN THE OFFICE OF THE SAID RECORDER IN BOOK 3294 OF OFFICIAL RECORDS AT PAGE 91; THENCE ALONG SAID EASTERLY LINE SOUTH 34 degrees 01'30" EAST 138.55 FEET TO THE POINT OF BEGINNING.

FURTHER EXCEPTING THEREFROM ALL THAT PORTION OF "PARCEL A" AND "PARCEL B" AS SAID PARCELS ARE SHOWN ON THAT CERTAIN RECORD OF SURVEY ENTITLED "PORTION OF
SECTION 15 & 66 RANCHO DEL PASO", RECORDED IN THE OFFICE OF THE RECORDER OF SACRAMENTO COUNTY IN BOOK 21 OF SURVEYS, MAP NO. 13, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID "PARCEL A" SAID CORNER ALSO BEING THE NORTHWEST CORNER OF LOT 540 AS SAID LOT IS SHOWN ON THE OFFICIAL "PLAT OF SWANSTON ESTATES UNIT NO. 5", RECORDED IN THE OFFICE OF SAID RECORDER IN BOOK 49 OF MAPS, MAP NO. 13; THENCE FROM SAID POINT OF BEGINNING ALONG THE EAST BOUNDARY OF SAID "PARCEL A" AND THE WEST BOUNDARY OF SAID SWANSTON ESTATES UNIT NO. 5, THE FOLLOWING TWO (2) COURSES AND DISTANCES: (1) SOUTH 00 degrees 57'30" EAST
144.50 FEET AND (2) SOUTH 21 degrees 02'00" WEST 55.00 FEET; THENCE SOUTH 89 degrees 02'30" WEST 347.04 FEET; THENCE NORTH 50 degrees 42'30" WEST 360.41 FEET TO A POINT ON THE NORTHWESTERLY BOUNDARY OF SAID "PARCEL B"; THENCE ALONG THE NORTHWESTERLY BOUNDARY OF SAID "PARCEL B" NORTH 39 degrees 17'30" EAST 148.00 FEET TO THE NORTHWEST CORNER OF SAID "PARCEL B"; THENCE ALONG THE NORTH BOUNDARY OF SAID "PARCEL A" AND "PARCEL B" THE FOLLOWING FOUR (4) COURSES AND DISTANCES:
(1) NORTH 89 degrees 02'30" EAST 65.52 FEET; (2) CURVING TO THE RIGHT ON AN ARC OF 143.42 FOOT RADIUS, SAID ARC BEING SUBTENDED BY A CHORD BEARING SOUTH 62 degrees 51'35" EAST 135.10 FEET; (3) CURVING TO THE LEFT ON AN ARC OF 195.42 FOOT RADIUS, SAID ARC BEING SUBTENDED BY A CHORD BEARING SOUTH 62 degrees 51'35" EAST 184.08 FEET AND (4) NORTH 89 degrees 02'30" EAST 200.00 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM ALL THAT PORTION OF THE ABOVE DESCRIBED PROPERTY LYING WITHIN ANY PUBLIC ROAD.

PARCEL 6:
---------

ALL THAT PORTION OF SECTION 15, AS SAID SECTION IS SHOWN AND SO DESIGNATED ON THE OFFICIAL "MAP OF SURVEY AND SUBDIVISION OF RANCHO DEL PASO", RECORDED IN BOOK A OF SURVEYS, MAP NO. 94, RECORDS OF SACRAMENTO COUNTY, DESCRIBED AS
FOLLOWS:

BEGINNING AT A POINT FROM WHICH THE MOST SOUTHERLY CORNER OF LOT 548, AS SAID LOT IS SHOWN AND SO DESIGNATED ON THE OFFICIAL "PLAT OF SWANSTON ESTATES UNIT NO. 5", RECORDED IN THE OFFICE OF THE RECORDER OF SACRAMENTO COUNTY, IN BOOK 49 OF MAPS, MAP NO. 13, SAID CORNER BEING A POINT ON THE NORTHWESTERLY LINE OF ROYALE ROAD, AS SHOWN ON SAID SWANSTON ESTATES UNIT NO. 5, BEARS NORTH 50 degrees 42' EAST 311.47 FEET; THENCE FROM SAID POINT OF BEGINNING SOUTH 50 degrees 42' WEST 250.00 FEET; THENCE NORTH 34 degrees 01'30" WEST 195.83 FEET; THENCE NORTH 50 degrees 42' EAST 232.00 FEET; THENCE SOUTH 39 degrees 18' EAST
195.00 FEET TO THE POINT OF BEGINNING.

PARCEL 7:
---------

ALL THAT PORTION OF PARCEL H AS SAID PARCEL IS SHOWN ON THE RECORD OF SURVEY ENTITLED "PORTION OF SECTIONS 15 & 66 RANCHO DEL PASO", RECORDED IN THE OFFICE OF THE RECORDER OF SACRAMENTO COUNTY IN BOOK 21 OF SURVEYS, MAP NO. 13, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST SOUTHERLY CORNER OF SAID PARCEL H; THENCE FROM SAID POINT OF BEGINNING ALONG THE SOUTHEASTERLY BOUNDARY OF SAID PARCEL H NORTH 30 degrees 19'50" EAST 96.82 FEET; THENCE CONTINUING ALONG THE SOUTHEASTERLY BOUNDARY OF SAID PARCEL H NORTH 50 degrees 42'00" EAST 677.21 FEET TO THE MOST EASTERLY CORNER OF SAID PARCEL H; THENCE ALONG THE BOUNDARY OF SAID PARCEL H NORTH 34 degrees 01'30" WEST 166.69 FEET TO A POINT ON THE SOUTHEASTERLY LINE OF THAT CERTAIN 50.00 FOOT ROAD EASEMENT DESCRIBED IN THE DOCUMENT RECORDED IN THE OFFICE OF SAID RECORDER IN BOOK 3497 OF OFFICIAL RECORDS, AT PAGE 131; THENCE ALONG THE SOUTHEASTERLY AND EASTERLY LINE OF SAID 50.00 FOOT ROAD EASEMENT THE FOLLOWING THREE (3) COURSES AND DISTANCES: (1) SOUTH 50 degrees 42'00" WEST
33.71 FEET; (2) CURVING TO THE LEFT ON AN ARC OF 68.33 FOOT RADIUS, SAID ARC BEING SUBTENDED BY A CHORD BEARING SOUTH 04 degrees 09'00" EAST 112.20 FEET AND
(3) SOUTH 59 degrees 40'10" EAST 36.12 FEET TO A POINT ON THE SOUTHEASTERLY LINE OF THAT CERTAIN 1.549 ACRE TRACT OF LAND DESCRIBED AS PARCEL NO. 2 IN THE DEED RECORDED IN THE OFFICE OF SAID RECORDER IN BOOK 7608-31 OF OFFICIAL RECORDS, AT PAGE 1333; THENCE ALONG THE BOUNDARY OF SAID 1.589 ACRE TRACT OF LAND THE FOLLOWING TWO (2) COURSES AND DISTANCES: (1) SOUTH 50 degrees 42'00" WEST 247.43 FEET TO THE MOST SOUTHERLY CORNER OF SAID

1.549 ACRE TRACT OF LAND AND (2) NORTH 39 degrees 13'00" WEST 110.85 FEET TO A POINT ON THE SOUTHEASTERLY LINE OF THAT CERTAIN 8.001 ACRE TRACT OF LAND DESCRIBED AS PARCEL NO. 1 IN THE DEED RECORDED IN THE OFFICE OF SAID RECORDER IN BOOK 7608-31 OF OFFICIAL RECORDS AT PAGE 1333; THENCE ALONG THE BOUNDARY OF SAID
8.001 ACRE TRACT OF LAND THE FOLLOWING TWO (2) COURSES AND DISTANCES: (1) SOUTH 41 degrees 46'30" WEST 15.04 FEET TO THE MOST SOUTHERLY CORNER OF SAID 8.001 ACRE TRACT OF LAND AND (2) NORTH 87 degrees 38'40" WEST 350.40 FEET TO A POINT ON THE NORTHEASTERLY BOUNDARY OF THAT CERTAIN 7.32 ACRE TRACT OF LAND DESCRIBED IN THE DEED RECORDED IN THE OFFICE OF SAID RECORDER IN BOOK 2280 OF OFFICIAL RECORDS AT PAGE 331; SAID POINT ALSO BEING LOCATED ON THE WESTERLY LINE OF SAID PARCEL H; THENCE ALONG SAID NORTH-EASTERLY BOUNDARY AND SAID WESTERLY LINE THE FOLLOWING TWO (2) COURSES AND DISTANCES: (1) SOUTH 11 degrees 19'00" EAST 286.27 FEET AND (2) CURVING TO THE LEFT ON AN ARC OF 350.00 FOOT RADIUS, SAID ARC BEING SUBTENDED BY A CHORD BEARING SOUTH 25 degrees 33'54" EAST 167.10 FEET TO THE POINT OF BEGINNING.

NON-EXCLUSIVE EASEMENTS FOR RIGHT-OF-WAY FOR INGRESS AND EGRESS AND MUTUAL PARKING AS DESCRIBED IN "ARTICLE I" OF THAT CERTAIN INSTRUMENT ENTITLED "GRANTS OF EASEMENTS, COVENANTS AND AGREEMENT FOR MAINTENANCE OF PARKING AREA", RECORDED JULY 28, 1967, IN BOOK 6707-28, PAGE 645, OFFICIAL RECORDS.

                                   EXHIBIT A
                             PROPERTY DESCRIPTION
                           (Property: San Diego, CA)
                                      -------------

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN DIEGO, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:
---------

PARCEL 2, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP NO. 15912, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, ON DECEMBER 19, 1989

PARCEL 2:
---------

A NON-EXCLUSIVE AND EXCLUSIVE UTILITY, FIRE AND SERVICE CORRIDOR, AND HOTEL COURTYARD EASEMENTS WHICH ARE ALL PERPETUAL AND IRREVOCABLE, ENCUMBERING LOTS 2 THROUGH 4 OF HAZARD CENTER, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 11949, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY ON NOVEMBER 10, 1987, ALL AS MORE PARTICULARLY DESCRIBED IN ARTICLE 2, PARAGRAPHS 2.6, 2.7 AND 2.8 OF THE CONSTRUCTION OPERATION AND RECIPROCAL EASEMENT AGREEMENT, EXECUTED BY AND BETWEEN R. E. HAZARD CONTRACTING CO., A CALIFORNIA CORPORATION, CROW-HAZARD ASSOCIATES, A CALIFORNIA GENERAL PARTNERSHIP AND RL ACQUISITION COMPANY, A CALIFORNIA LIMITED PARTNERSHIP, RECORDED MAY 19, 1988 AS FILE NO. 88-234744 OF OFFICIAL RECORDS.

THE EASEMENT HEREIN DESCRIBED ARE HEREBY DECLARED TO BE APPURTENANT TO AND FOR THE USE AND BENEFIT OF THE PRESENT AND FUTURE OWNERS OF ALL OR ANY PORTION OF PARCEL 1 HEREINDESCRIBED.

PARCEL 3:
---------

AN EXCLUSIVE PARKING EASEMENT, TEMPORARY ADDITIONAL EXCLUSIVE PARKING, A NON-EXCLUSIVE PARKING EASEMENT, AND NON-EXCLUSIVE ACCESS EASEMENT, WHICH ARE ALL PERPETUAL AND IRREVOCABLE, ENCUMBERING LOTS 2 THROUGH 4 OF HAZARD CENTER, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 11949, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY ON NOVEMBER 10, 1987, ALL AS MORE PARTICULARLY DESCRIBED IN ARTICLE 2, PARAGRAPHS 2.2, 2.3, 2.4 AND 2.5 OF THE CONSTRUCTION, OPERATION AND RECIPROCAL EASEMENT AGREEMENT, EXECUTED BY AND BETWEEN R. E. HAZARD CONTRACTING

CO., A CALIFORNIA CORPORATION; CROW-HAZARD ASSOCIATES, A CALIFORNIA GENERAL PARTNERSHIP AND RL ACQUISITION COMPANY, A CALIFORNIA LIMITED PARTNERSHIP, RECORDED MAY 19, 1988 AS FILE NO. 88-234744 OF OFFICIAL RECORDS.

THE EASEMENTS HEREIN DESCRIBED ARE HEREBY DECLARED TO BE APPURTENANT TO AND FOR THE USE AND BENEFIT OF THE PRESENT AND FUTURE OWNERS OF ALL OR ANY PORTION OF PARCEL 1 HEREINDESCRIBED.

PARCEL 4:
---------

AN EXCLUSIVE PARKING GARAGE CONNECTION EASEMENT ENCUMBERING LOT 2 OF HAZARD CENTER, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 11949, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, ON NOVEMBER 10, 1987, AS MORE PARTICULARLY DESCRIBED IN THE CONSTRUCTION, OPERATION AND RECIPROCAL EASEMENT AGREEMENT EXECUTED BY AND BETWEEN R. E. HAZARD CONTRACTING CO., A CALIFORNIA CORPORATION; CROW-HAZARD ASSOCIATES, A CALIFORNIA GENERAL PARTNERSHIP AND RED LION, A CALIFORNIA LIMITED PARTNERSHIP (FORMERLY KNOWN AS RL ACQUISITION COMPANY, A CALIFORNIA LIMITED PARTNERSHIP), RECORDED MAY 19, 1988 AS FILE NO. 88-234744 OF OFFICIAL RECORDS.

THE EASEMENT HEREIN DESCRIBED IS HEREBY DECLARED TO BE APPURTENANT TO AND FOR THE USE AND BENEFIT OF THE PRESENT AND FUTURE OWNERS OF ALL OR ANY PORTION OF PARCEL 1 HEREIN DESCRIBED.

                                   EXHIBIT A
                             PROPERTY DESCRIPTION
                           (Property:  Durango, CO)
                                       -----------

Situated in the County of La Plata, State of Colorado, to-wit:

Lot 1A in RED LION INN RESUBDIVISION, according to the plat thereof filed for record July 1, 1993 under Reception No. 649036.

Tax Parcel Numbers:   5665-301-00048
                      5665-301-00120
                      5665-301-00129

                                   EXHIBIT A
                             PROPERTY DESCRIPTION
                       (Property: Boise Downtowner, ID)
                                  --------------------

The land is situated in the State of Idaho, County of Ada, and is described as follows:

PARCEL A:

PARCEL I:

All of Lots 1 and 2 in Block 40 and all of Block 41 of FAIRVIEW ADDITION, according to the official plat thereof, filed in Book 2 of Plats at Page 73, Official Records of Ada County, Idaho, and all of Block 40-A CITIZENS RIGHT-OF-WAY, according to the official plat thereof, filed in Block 7 of Plats at Page 341, and a portion of Lots 1 and 2 in Block 10 and all of Lots 11, 12, 13 and 14 in Block 9 of McCARTY'S SECOND ADDITION, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Official Records, and the vacated streets and alley included within the boundaries thereof, more particularly described as follows:

Beginning at the intersection of the Easterly boundary of 22nd Street and Northerly boundary of Fairview Avenue, being the Southwest corner of Block 41 of FAIRVIEW ADDITION, said point being THE TRUE POINT OF BEGINNING; thence
North 0 degrees 00'00" East 350.16 feet along the Easterly boundary of said 22nd street to a point on the Southerly boundary of Main Street; thence
North 89 degrees 59'20" East 157.99(8) feet along the said Southerly boundary of
      Main Street to a point; thence
South 89 degrees 50'40" East 157.98(151.50) feet along the said Southerly boundary of Main Street to a point; thence
South 54 degrees 50'40" East 57.50 feet along the said Southerly boundary of
      Main Street to a point; thence
South 1 degrees 57'20" West 192.00 feet to a point, said point being the Southeast corner of said Lot 14 in Block 9 of said McCARTY'S SECOND ADDITION; thence
North 88 degrees 02'40" West 230.08 feet to a point; thence
South 2 degrees 53'20" West 136.32 feet to a point on the Northerly boundary of said Fairview Avenue; thence
North 88 degrees 13'50" West 113.20 feet along the said Northerly boundary of said Fairview Avenue to the POINT OF BEGINNING.

PARCEL II:

Lots 9 and 10 in Block 9 of McCARTY'S SECOND ADDITION, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Official Records.

EXCEPT THEREFROM that portion of said Lot 10, more particularly described as follows:

Commencing at the Northwest corner of said Lot 10, said point being the TRUE
      POINT OF BEGINNING; thence
South 88 degrees 02'40" East 20.00 feet along the Northerly boundary of said Lot
      10 to a point; thence
South 46 degrees 57'20" West 28.28 feet to a point on the Westerly boundary of said Lot 10; thence
North 1 degrees 57'20" East 20.00 feet along the said Westerly boundary of said
      Lot 10 to the POINT OF BEGINNING.

ALSO EXCEPT a parcel of land for public right-of-way being a portion of Lots 9 and 10 of Block 9 of McCARTY'S SECOND ADDITION, a subdivision according to the official plat thereof, filed in Book 2 of Plats at Page 85, lying in the Southeast quarter of Section 4, Township 3 North, Range 2 East, Boise Meridian, Ada County Idaho, and more particularly described as follows:

Beginning at a lead plug and tack marking the Northwest corner of Lot 2 of Block
      40 of FAIRVIEW ADDITION, a subdivision, according to the official plat thereof, filed in Book 2 of Plats at Page 73, Official Records; thence
South 0 degrees 00'00" West 350.16 feet along the Westerly boundaries of said
      Lot 2 of Block 40 of FAIRVIEW ADDITION, Block 40-A CITIZEN'S RIGHT-OF-WAY, a subdivision, according to the official plat thereof, filed in Book 7 of Plats at Page 341, and Block 41 of said FAIRVIEW ADDITION, which is also the Easterly right-of-way line 22nd Street, to a point marking the Southwest corner of the said Block 41 of FAIRVIEW ADDITION; thence
South 88 degrees 13'50" East 190.58 feet along the Southerly boundary of the said Block 41 of FAIRVIEW ADDITION, Block 40-A of Citizens Right-of-Way, the adjacent alley to the said Lot 10 of Block 9, McCARTY'S SECOND ADDITION, all of Lot 10 and a portion of Lot 9 of Block 9 of McCARTY'S SECOND ADDITION, which is also the Northerly right-of-way line of Fairview Avenue, to a point, also said point being the REAL POINT OF BEGINNING; thence continuing
South 88 degrees 13'50" East 30.0 feet along the said Southerly boundaries of
      Lots 10 and 9 of Block 9 of McCARTY'S SECOND ADDITION to a point; thence North 1 degrees 57'20" East 99.95 feet along a line 25.00 feet Westerly of and parallel with the Easterly boundary of the said Lot 9 of Block 9 of McCARTY'S SECOND ADDITION to a iron pin; thence
North 46 degrees 57'20" East 28.28 feet to an iron pin on the Northerly boundary line of the said Lot 9 of Block 9 of McCARTY'S SECOND ADDITION; thence North 88 degrees 02'40" West 50.00 feet along the said Northerly boundary of Lot
      9 and the Northerly boundary of the said Lot 10 of Block 9 of McCARTY'S SECOND ADDITION to a iron pin; thence
South 1 degrees 57'20" West 120.05 feet along line 5.00 feet Westerly of and parallel with Easterly boundary of the said Lot 10 of Block 9 of McCARTY'S SECOND ADDITION to THE REAL POINT OF BEGINNING.

PARCEL III:

The East 150 feet of Lot 1 in Block 38 and all of Block 39 of FAIRVIEW ADDITION, according to the official plat thereof, filed in Book 2 of Plats at Page 73 and the East 150 feet of Block 38-A of CITIZEN'S RIGHT-OF-WAY, according to the official plat thereof, filed in Book 7 of Plats at Page 341, Official Records, of Ada County, Idaho.

PARCEL IV:

Lots 15 and 16 of Block 9 of McCARTY'S SECOND ADDITION, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Official Records of Ada County, Idaho and that portion of 18th Street, now vacated, described as follows: Beginning at the Northeast corner of said Lot 16; thence West 100 feet; thence
North 69.88 feet; thence
Southeast 119.28 feet; thence
South 4.86 feet to THE POINT OF BEGINNING.

PARCEL V:

A parcel of land being all of the alley lying Westerly of and adjacent with the Westerly boundary of Lot 10 of Block 9 and a portion of the 16.00 foot alley lying Northerly of and adjacent with said Lot 10 of Block 9 of McCARTY'S SECOND ADDITION, a subdivision according to the official plat thereof, filed in Book 2 of Plats at Page 85, lying in the Southeast quarter of Section 4, Township 3 North, Range 2 East, Boise Meridian, Ada County Idaho, more particularly described as follows:

Beginning at a lead plug and tack marking the Northwest corner of Lot 2 of Block
      40 of FAIRVIEW ADDITION, a subdivision, according to the official plat thereof, filed in Book 2 of Plats at Page 73, Official Records; thence
South 0 degrees 00'00" West 350.16 feet along the Westerly boundaries of said
      Lot 2 of Block 40 of FAIRVIEW ADDITION, Block 40-A CITIZEN'S RIGHT-OF-WAY, a subdivision, according to the official plat thereof, filed in Book 7 of Plats at Page 341, and Block 41 of said FAIRVIEW ADDITION, which is also the Easterly right-of-way line 22nd Street, to a point marking the Southwest corner of the said Block 41 of FAIRVIEW ADDITION; thence
South 88 degrees 13'50" East 145.58 feet along the Southerly boundaries of said
      Block 41 of FAIRVIEW ADDITION and Block 40-A of CITIZENS RIGHT-OF-WAY and adjacent alley to said Lot 10 of Block 9 OF McCARTY'S SECOND ADDITION which is also the Northerly right-of-way line of FAIRVIEW AVENUE, to a point marking the Southwest corner of the said Lot 10 of Block 9 of McCARTY'S SECOND ADDITION, also said point being the REAL POINT OF BEGINNING; thence
North 1 degrees 57'20" East 100.20 feet along the Westerly boundary of the said
      Lot 10 of Block 9 of McCARTY'S SECOND ADDITION to an iron pin; thence North 46 degrees 57'20" East 26.28 feet to an iron pin on the Northerly boundary of the said Lot 10 of Block 9 of McCARTY'S SECOND ADDITION; thence

South 88 degrees 02'40" East 25.00 feet along the said Northerly boundary of the said Lot 10 of Block 9 of McCARTY'S SECOND ADDITION to an iron pin; thence North 1 degrees 57'20" East 16.0 feet along a line Westerly of and parallel with the Westerly boundary extended of the said Lot 9 in Block 9 of McCARTY'S SECOND ADDITION to an iron pin on the Northerly boundary of the said 16-foot alley; thence
North 88 degrees 02'40" West 75.16 feet along the said Northerly boundary of the said 16-foot alley to an iron pin on the Westerly boundary of the said McCARTY'S SECOND ADDITION; thence
South 2 degrees 53'20" West 136.32 feet along the said Westerly boundary of McCARTY'S SECOND ADDITION, which is also the Westerly boundary of the said adjacent alley to Lot 10 of Block 9 of McCARTY'S SECOND ADDITION, to a point marking the Southwest corner of the said adjacent alley to Lot 10 of Block 9 of McCARTY'S SECOND ADDITION; thence
South 88 degrees 13'50" East 32.38 feet along the said Southerly boundary of the adjacent alley to Lot 10 of Block 9 of McCARTY'S SECOND ADDITION to the REAL POINT OF BEGINNING.

PARCEL VI:

Lots 7 and 8 in Block 9 of McCARTY's SECOND ADDITION, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Official Records of Ada County, Idaho.

As to leasehold estate in:

PARCEL B:

Lots 3, 4, 5, 6 and 17 in BLock 9 of McCARTY'S SECOND ADDITION, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Official Records of Ada County, Idaho, and Lots 18 and 19 in Block 9, EXCEPT the hereinafter described:

A parcel of land being on the Westerly side of the center line of Boise One-Way Couplet, Project No. U-3021 (21) Highway Survey, as shown on the plans thereof now on file in the office of the Department of Highways of the State of Idaho, and being a portion of Lot 18 in Block 9 of McCARTY'S SECOND ADDITION, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Official Records of Ada County, Idaho, described as follows:

Beginning at the Northeast corner of Lot 18 in Block 9 of said McCARTY'S SECOND
      ADDITION; thence
Southerly along the Easterly boundary line of said Lot 18 a distance of 12.2 feet to a point that bears
North 87 degrees 54'04" West, 58.74 feet from Station 80456.72 of Boise, One Way
      Couplet, Project No. U-3021 (21) Highway Survey; thence Northwesterly along a 140.50 foot radius curve left 35.94 feet to a point that bears

South 35 degrees 10'41" West 42.38 feet from Station 79462.58 of said Highway
      Survey; thence Northerly 3.0 feet, more or less, to a point in the Northeasterly line of said Lot 18 that bears
South 35 degrees 10'41" West 40.00 feet from Station 79460.90 of said Highway
      Survey; thence Southeasterly along the Northeasterly line of said Lot 18 to the PLACE OF BEGINNING.

AND

All of Lot 19, Block 9 of McCARTY'S SECOND SUBDIVISION, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Official Records of Ada County, Idaho.

EXCEPTING THEREFROM a parcel of land being on both sides of the centerline of Boise One-Way Couplet, Project No. U-3021 (21) Highway Survey as shown on the plans thereof now on file in the office of the Department of Highways of the State of Idaho and being a portion of Lot 19 in Block 9 of MCCARTY'S SECOND SUBDIVISION, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Official Records of Ada County, Idaho, described as follows:

Beginning at the East corner of Lot 19 in Block 9 of said MCCARTY'S SECOND
      ADDITION; thence
Westerly along the South boundary line of said Lot 19, a distance of 95.44 feet to the Southwest corner thereof; thence
North 62 degrees 17'36" East 23.12 feet to a point that bears North 87 degrees
      54'04" West 38.67 feet from Station 80194.74 of Boise, One-Way Couplet, Project No. U-3021 (21) Highway Survey; thence
Northwesterly along a 140.50 foot radius curve left 55.10 feet to a point in the
      Westerly line of said Lot 19 that bears
North 87 degrees 54'04" West, 58.74 feet from Station 80+56.73 of said Highway
      Survey; thence
Northerly along said Westerly line 12.7 feet, to the Northwesterly corner of said Lot 19; thence
Southeasterly along the Northeasterly boundary line of said Lot 19 to the REAL
      POINT OF BEGINNING.

Tax Parcel Numbers:   R2734252191
                      R2734252200
                      R2734252210
                      R5538940984
                      R5538940940
                      R5538941120

Also described as follows pursuant to Survey dated May 13, 1994 and revised July 17, 1995:

Parcel 1:

The east 150.00 feet of Lot 1 Block 38 and all of Block 39 of the FAIRVIEW ADDITION according to the official plat thereof filed in the office of the Ada County Recorder in Book 2 of Plats at Page 73, and the east 150.00 feet of Block 38-A of CITIZEN'S RIGHT OF WAY, according to the official plat thereof, filed in Book 7 of Plats at Page 341, being more particularly described as follows:

BEGINNING at a 5/8 inch iron pin at the northeasterly corner of said Block 39, being the point of intersection of the southerly sideline of West Main Street with the westerly sideline of North 22nd Street; thence,

      1.) S.00 degrees 00'00"E., 165.60 feet along the westerly sideline of said 22nd Street to a 5/8 inch iron pin; thence,

      2.) N.89 degrees 00'42"W., 150.02 feet along the southerly line of said Lot 1 Block 38 to a 5/8 inch iron pin; thence,

      3.)  N.00 degrees 00'00"W., 162.98 feet along a line parallel with and
           150.00 feet west of the westerly sideline of 22nd Street to a 5/8 inch iron pin; thence,

      4.) N.89 degrees 59'20"E., 150.00 feet along the southerly sideline of said West Main Street to the POINT OF BEGINNING;

said Parcel 1 containing 0.5657 acres of land, and being the same parcel as described as Parcel III in Instrument No. 8564000, Deed of Trust and Assignment of Leases and Rents.

Parcel 2:

All of Lots 1 and 2 of Block 40 and all of Block 41 of the FAIRVIEW ADDITION, according to the official plat thereof filed in the office of the Ada County Recorder in Book 2 of Plats at Page 73; all of Block 40-A of CITIZEN'S RIGHT OF WAY according to the official plat thereof filed in Book 7 of Plats at Page 341; portions of Lots 1 and 2 of Block 10 and a portion of Lot 10 and all of Lots 11, 12, 13, 14, 15 and 16 of Block 9 of McCARTY'S 2ND ADDITION, according to the official plat thereof filed in Book 2 of Plats at Page 85; and certain vacated portions of streets and alleys shown on said plat and included within the following more particularly described Parcel 2: BEGINNING at the point of intersection of the easterly sideline of North 22nd with the northerly sideline of Fairview Avenue, said point being the southwesterly corner of said Block 41 of the FAIRVIEW ADDITION; thence,

      1.) N.00 degrees 00'00"W., 350.18 feet along the easterly sideline of said North 22nd Street, being along the westerly lines of said Block 41, Block 40-A of said CITIZEN'S RIGHT OF WAY and Block 40 of said FAIRVIEW

           ADDITION to the point of intersection of said easterly sideline of North 22nd Street with the southerly sideline of West Main Street; thence,

      2.) N.89 degrees 59'20"E., 157.98 feet along the southerly sideline of West Main Street, being along the northerly line of Lots 1 and 2 of Block 40 FAIRVIEW ADDITION and along the northerly terminus of a vacated portion of 19th Street to a point in the westerly line of Lot 2 Block 10 of said McCARTY'S 2ND ADDITION; thence,

      3.) S.89 degrees 50'40"E., 151.50 feet along said sideline of West Main Street to a point in the northeasterly line of Lot 1 of said Block 10; thence,

      4.) S.54 degrees 50'40"E., 185.34 feet along said sideline, being along the northeasterly line of said Lot 1, and along the easterly terminus of vacated 18th Street to a point in the northerly line of Lot 17 Block 9 of said McCARTY'S 2ND ADDITION; thence,

      5.) N.88 degrees 02'40"W., 6.97 feet along the northerly line of said Lot 17 to the northwesterly corner thereof; thence,

      6.) S.01 degrees 57'20"W., 122.00 feet along the westerly line of said Lot 17 to the southwesterly corner of said Lot 17 Block 9; thence,

      7.) N.88 degrees 02'40"W., 255.00 feet along the southerly lines of Lots 16, 15, 14, 13, 12 and 11 to a point; thence,

      8.) S.01 degrees 57'20"W., 136.05 feet along the easterly terminus of the vacated portion of a 16 foot wide alley and along a line parallel with and 5.00 feet westerly of the easterly line of Lot 10 Block 9 to a point in the southerly line of said Lot 10, being the northerly sideline of West Fairview Avenue; thence,

      9.) N.88 degrees 13'50"W., 190.48 feet along the southerly lines of said Lot 10 Block 9, the vacated portion of 19th Street, Lot 40-A of CITIZEN'S RIGHT OF WAY and Block 41 of the FAIRVIEW ADDITION, being along the northerly sideline of West Fairview Avenue, to the POINT OF BEGINNING, said Parcel 2 containing 2.7328 acres, more or less and being the same land as contained in Parcel No.s I, II, IV and V as described in Instrument No.8564000, Deed of Trust and Assignment of Leases and Rents.

Parcel 3:

All of Lots 7 and 8 and a portion of Lot 9, of Block 9, McCARTY'S 2ND ADDITION, according to the official plat thereof filed in the office of the Ada County Recorder in Book 2 of Plats at Page 85, and being more particularly described as follows:

commencing at the point of intersection of the easterly sideline of North 22nd Street with the northerly sideline of Fairview Avenue, said point being the southwesterly corner of Block 41 of the FAIRVIEW ADDITION according to the official plat thereof filed in Book 2 of Plats at page 73; thence,

A.) S.88 degrees 13'50"E., 220.48 feet along the southerly lines of said Block 41 FAIRVIEW ADDITION, Block 40-A of Citizen's Right of Way, the vacated portion of 19th Street, and Lots 10 and 9 of Block 9 of said McCARTY'S 2ND ADDITION to a point 25 feet easterly of the westerly line of said Lot 9, being the POINT OF BEGINNING; thence,

      1.)  N.01 degrees 57'20"E., 99.95 feet along a line parallel with and
           25.00 feet easterly of the westerly line of said Lot 9; thence,

      2.) N.46 degrees 57'20"E., 28.28 feet to a point in the northerly line of said Lot 9; thence,

      3) S.88 degrees 02'40"E., 105.00 feet along the northerly lines of Lots 9, 8 and 7 to the northeasterly corner of said Lot 7; thence,

      4.) S.01 degrees 57'20"W., 119.55 feet along the easterly line of said Lot 7 to a point in the northerly sideline of West Fairview Avenue; thence,

      5.) N.88 degrees 13'50"W., 125.00 feet along said sideline to the POINT OF BEGINNING,

said Parcel 3 containing 0.5474 acres, more or less, and being the same land as contained in Parcel VI and a portion of Parcel II as described in Instrument No. 8564000, Deed of Trust and Assignment of Leases and Rents.

Parcel 4:

All of Lot 17 and portions of Lots 18 and 19, Block 9, McCARTY'S 2ND ADDITION, according to the official plat thereof filed in the office of the Ada County Recorder in Book 2 of Plats at Page 85, and being more particularly described as follows:

commencing at the point of intersection of the easterly sideline of North 22nd Street with the northerly sideline of Fairview Avenue, said point being the southwesterly corner of Block 41 of the FAIRVIEW ADDITION according to the official plat thereof filed in Book 2 of Plats at page 73; thence,

A.) S.88 degrees 13'50"E., 190.48 feet along the southerly lines of said Block 41 FAIRVIEW ADDITION, Block 40-A of Citizen's Right of Way, the vacated portion of 19th Street, and Lot 10, Block 9 of said McCARTY'S 2ND ADDITION to a point 5.00 feet west of the easterly line of said Lot 10; thence,

B.) N.01 degrees 57'20"E., 136.05 feet along a line parallel with and 5.00 feet westerly of the easterly line of said Lot 10 to a point in the southerly line of Lot 11 Block 9; thence,

C.) S.88 degrees 02'40"E., 255.00 feet along the southerly lines of Lots 11, 12, 13, 14, 15 and 16 to the southwesterly corner of said Lot 17 and the POINT OF BEGINNING; thence,

      1.) N.01 degrees 57'20"E., 122.00 feet along the westerly line of said Lot 17 to the northwesterly corner of same; thence,

      2.) S.88 degrees 02'40"E., 6.97 feet along the northerly line of said Lot 17 to the point of intersection of same with the southerly sideline of West Main Street; thence,

      3.) S.54 degrees 50'40"E., 81.62 feet along said sideline of West Main Street to a point in the westerly sideline of West Grove Street, also known as the Boise One-Way Couplet, according to the plans of Project No. U-3021 (21) on file with the Idaho Department of Transportation, District 3; thence,

      4.) S.01 degrees 01'48"W., 2.88 feet (formerly 3.0 feet more or less) along said westerly sideline of West Grove Street to a point on a non-tangent curve; thence,

      5.) southeasterly along said sideline along a curve to the right having a radius of 140.50 feet, an arc length of 79.12 feet, a central angle of 32 degrees 16'38", a chord bearing of S.32 degrees 44'09"E., and a chord distance of 78.07 feet, crossing through Lots 18 and 19 of said Block 9 to an angle point in said sideline; thence,

      6.)  S.64 degrees 33'28"W., 22.25 feet (formerly S.62 degrees 17'36"W.,
           23.12) along said sideline to the southeasterly corner of said Lot 18 Block 9; thence,

      7.) N.88 degrees 02'40"W., 100.00 feet along the southerly lines of Lots 18 and 17 of Block 9 to the POINT OF BEGINNING,

said Parcel 4 containing 0.2233 acres, more or less, and being the same land as contained in a portion of Parcel B as described in Instrument No. 8564000, Deed of Trust and and Assignment of Leases and Rents.

Parcel 5:

All of Lots 3, 4, 5 and 6 of Block 9, McCARTY'S 2ND ADDITION, according to the official plat thereof filed in the office of the Ada County Recorder in Book 2 of Plats at Page 85, and being more particularly described as follows:

commencing at the point of intersection of the easterly sideline of North 22nd Street with the northerly sideline of Fairview Avenue, said point being the southwesterly corner of Block 41 of the FAIRVIEW ADDITION according to the official plat thereof filed in Book 2 of Plats at page 73; thence,

A.) S.88 degrees 13'50"E., 345.48 feet along the southerly lines of said Block 41 FAIRVIEW ADDITION, Block 40-A of Citizen's Right of Way, the vacated portion of 19th Street, and Lots 10, 9, 8 and 7 of Block 9 of said McCARTY'S 2ND ADDITION to the southwesterly corner of Lot 6 Block 9 and the POINT OF BEGINNING; thence,

      1.) N.01 degrees 57'20"E., 119.55 feet along the westerly line of said Lot 6 to the northwesterly corner of same; thence,

      3.) S.88 degrees 02'40"E., 200.00 feet along the northerly lines of Lots 6, 5, 4 and 3 to the northeasterly corner of Lot 3 Block 9; thence,

      4.) S.01 degrees 57'20"W., 118.90 feet along the easterly line of said Lot 3 to a point in the northerly sideline of West Fairview Avenue; thence,

      5.) N.88 degrees 13'50"W., 200.00 feet along said sideline to the POINT OF BEGINNING,

said Parcel 5 containing 0.5487 acres of land, and being the same land as contained in a portion of Parcel B as described in Instrument No. 8564000, Deed of Trust and Assignment of Leases and Rents.

                                   EXHIBIT A
                             PROPERTY DESCRIPTION
                           (Property: Missoula, MT)


Situated in the City of Missoula, Missoula County, Montana, to-wit:

Lots 3, 4 and the East 10 feet of Lot 17, all of Lots 18, 19 and 20, in Block 49 of W.J. McCormick's Addition, in the City of Missoula, Missoula County, Montana, according to the official recorded plat thereof, together with the vacated alley.

Lots 1, 2, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16 and the West 20 feet of Lot
17 in Block 49 of W.J. McCormick's Addition, in the City of Missoula, Missoula County, Montana, according to the official recorded plat thereof, together with the vacated alley and the East one-half of vacated Blanche Street lying between Pine Street and Broadway Street.

Recording reference:  Book 271 of Micro Records at page 1613.

Tax Parcel Number:  1864500

                                   EXHIBIT A
                             PROPERTY DESCRIPTION
                            (Property: Astoria, OR)

PARCEL NO. 1:
------------
      A parcel of land situated in the Northwest quarter of the Southwest quarter of Section 7, Township 8 North, Range 9 West, Willamette Meridian, City of Astoria, Clatsop County, Oregon, more particularly described as follows:
      Beginning at a point which bears North 56 degrees 53' East a distance of 24 feet from the Southeasterly corner of that certain tract of land conveyed to Henry J. Barbey et ux by deed recorded in Book 198, page 240, Deed Records, Clatsop County, Oregon;
      thence North 56 degrees 53' East 385.0 feet;
      thence North 24 degrees 30' West 132.0 feet;
      thence South 56 degrees 53' West 385.0 feet;
      thence South 24 degrees 36' East 132.0 feet to the point of beginning; Together with the following non-exclusive easement for ingress and egress over the following described property;
      A parcel of land in the Northwest quarter of the Southwest quarter of
Section 7, Township 8 North, Range 9 West, Willamette Meridian in Clatsop County, Oregon described as follows:
      Beginning at the Southeasterly corner of that certain tract of land conveyed by Henry J. Barbey and Ethel G. Barbey to Barbey Packing Corp. as recorded in Book 198, page 240, Clatsop County Records of Deeds, said point being also on the Northerly right of way line of Spokane, Portland and Seattle Railroad;
      thence North 56 degrees 53' East along said Northerly right of way a distance of 710.93 feet to the Westerly line of Industry Street;
      thence North 24 degrees 30' West a distance of 15.0 feet;
      thence South 56 degrees 53' West a distance of 710.93 feet to a point of intersection with the Easterly line of said Barbey tract;
      thence South 24 degrees 30' East along the Easterly line of the Barbey tract a distance of 15.0 feet to the point of beginning.

PARCEL NO. 2:
------------
      A tract of land being part of Parcel No. 1 as described in Volume 198, page 240 of the Clatsop County Deeds and Records, and bounds as follows:
      Beginning at a one-half inch iron pipe, said iron pipe being North
24 degrees 30' West 238.35 feet from the Southwest corner of said Parcel No. 1;
      thence North 24 degrees 30' West 246.10 feet to a one-half inch iron pipe; thence North 65 degrees 30' East 200.00 feet to a one-half inch iron pipe; thence South 24 degrees 30' East 373.52 feet to a one-half inch iron pipe; thence South 67 degrees 44' West 45.66 feet to a one-half inch iron pipe; thence North 82 degrees 07' West 80.56 feet to a one-half inch iron pipe; thence North 70 degrees 30' West 119.85 feet to the point of beginning; Situated in the City of Astoria, County of Clatsop, State of Oregon; Together with the right to connect to the extension of Port Road for the purposes of ingress and/or egress as set forth in that certain easement granted by the Port of

Astoria, a municipal corporation, to Barbey Packing Corporation dated September 27, 1971, recorded September 27, 1971 in Book 353, page 565, Film Records.

PARCEL NO. 3:
------------
      Beginning at an iron pipe which bears North 56 degrees 53' East a distance of 202.26 feet from the Southwest corner of Parcel No. 1 as described in deed recorded in Volume 198, page 240, Deed Records, Clatsop County, Oregon;
      thence North 24 degrees 30' West 380.0 feet to a point on the East line of the Barbey Tract as described in Volume 198, page 240, Deed Records, Clatsop County, Oregon;
      thence North 65 degrees 30' East 46.0 feet;
      thence South 24 degrees 30' East 248.0 feet to a point;
      thence South 56 degrees 53' West 22.0 feet;
      thence South 24 degrees 30' East 132.0 feet;
      thence South 56 degrees 53' West 24.0 feet to the point of beginning.

PARCEL NO. 4:
------------
      Beginning at a point on the West line of Parcel No. 1 as described by deed recorded in Book 198, page 240, Clatsop County Deed Records, said point being North 24 degrees 30' West, a distance of 464 feet from the Southwest corner of said Parcel No. 1;
      thence North 24 degrees 30' West a distance of 72.5 feet;
      thence North 65 degrees 30' East a distance of 253 feet;
      thence South 24 degrees 30' East a distance of 145.25 feet;
      thence South 65 degrees 30' West a distance of 72.5 feet;
      thence North 24 degrees 30' West a distance of 72.75 feet:
      thence South 65 degrees 30' West a distance of 180.5 feet to the point of beginning, all situated in the City of Astoria, County of Clatsop, State of Oregon. NOTE: Parcel No. 4 overlaps with Parcels No. 2 and No. 3.

PARCEL NO. 5:
------------
      All that portion of the following tract of land and uplands lying Northerly of the North line of the right of way of the S. P. & S. Railway Company described as follows:
      Beginning at a point on the South bank of the Columbia River on the meander line of the Samuel C. Smith D.L.C. in Clatsop County, Oregon, 30.23 chains Westerly according to said meander line of the Northeast corner of said claim; and running thence North 65 degrees 30' East 300 feet;
      thence North 24 degrees 30' West to the ordinary low tide line;
      thence Westerly along the line of ordinary low tide to the East line of the Henry J. Barbey tract, that is, a tract of land accordingly as described in that certain deed recorded at page 353, Volume 123 of Records of Deeds in the Office of the County Clerk of Clatsop County, Oregon;
      thence South 24 degrees 30' East to a point on the meander line of the Samuel C. Smith D.L.C. which point is South 47' 00' West a distance of 400 feet from the point of beginning;
      thence North 47 degrees 00' East a distance of 400 feet to the point of beginning, all being situate in Section 7, Township 8 North, Range 9 West, Willamette Meridian, Clatsop County, Oregon.

      EXCEPTING THEREFROM the following:
      A parcel of land situated in the Northwest quarter of the Southwest quarter of Section 7, Township 8 North, Range 9 West, Willamette Meridian, City of Astoria, Clatsop County, Oregon, more particularly described as follows:
      Beginning at a point which bears North 56 degrees 53' East a distance of 24 feet from the Southeasterly corner of that certain tract of land conveyed to Henry J. Barbey, et ux, by deed recorded in Book 198, page 240, Deed Records, Clatsop County, Oregon;
      thence North 56 degrees 53' East 385.0 feet;
      thence North 24 degrees 30' West 132.0 feet;
      thence South 56 degrees 53' West 385.0 feet;
      thence South 24 degrees 36' East 132.0 feet to the point of beginning; Together with the following non-exclusive easement for ingress and egress over the following described property;
      A parcel of land in the Northwest quarter of the Southwest quarter of
Section 7, Township 8 North, Range 9 West, Willamette Meridian, Clatsop County, Oregon, described as follows:
      Beginning at the Southeasterly corner of that certain tract of land conveyed by Henry J. Barbey and Ethel G. Barbey to Barbey Packing Corp. as recorded in Book 198, page 240, Clatsop County Records of Deeds, said point being also on the Northerly right of way line of Spokane, Portland and Seattle Railroad;
      thence North 56 degrees 53' East along said Northerly right of way a distance of 710.93 feet to the Westerly line of Industry Street;
      thence North 24 degrees 30' West a distance of 15.0 feet;
      thence South 56 degrees 53' West a distance of 710.93 feet to a point of intersection with the Easterly line of said Barbey tract;
      thence South 24 degrees 30' East along the Easterly line of the Barbey tract a distance of 15.0 feet to the point of beginning.
      ALSO EXCEPTING THEREFROM:
      Beginning at an iron pipe which bears North 58 degrees 53' East a distance of 202.26 feet from the Southwest corner of Parcel No. 1 as described in deed recorded in Volume 198, Page 240, Deed Records, Clatsop County, Oregon;
      thence North 24 degrees 30' West 380.0 feet to a point on the East line of the Barbey tract as described in Volume 198, Page 240, Deed Records, Clatsop County, Oregon;
      thence North 65 degrees 30' East 46.0 feet;
      thence South 24 degrees 30' East 248.0 feet to a point;
      thence South 56 degrees 53' West 22.0 feet;
      thence South 24 degrees 30' East 132.0 feet;
      thence South 56 degrees 53' West 24.0 feet to the point of beginning.
      ALSO EXCEPTING THEREFROM:
      Beginning at a point on the West line of Parcel No. 1 as described by deed recorded in Book 198, Page 240, Clatsop County Deed Records, said point being North 24 degrees 30' West, a distance of 464 feet from the Southwest corner of said Parcel No. 1; thence North 24 degrees30' West a distance of 72.5 feet;
      thence North 65 degrees 30' East a distance of 253 feet;
      thence South 24 degrees 30' East a distance of 145.25 feet;
      thence South 65 degrees 30' West a distance of 72.5 feet;

      thence North 24 degrees 30' West a distance of 72.75 feet;
      thence South 65 degrees 30' West a distance of 180.5 feet to the point of beginning, all situated in the City of Astoria, County of Clatsop, State of Oregon.

PARCEL NO. 6:
------------

      That parcel of land bounded on the North by the South line of Industry Street, on the East by the West line of Basin Street, on the South by the North right-of-way line of the Spokane, Portland & Seattle (now Burlington Northern) Railway, and on the West by a line 200 feet, more or less, distant from the West line of Basin Street and running parallel thereto. All being situate in the City of Astoria, County of Clatsop, State of Oregon.

                                   EXHIBIT A
                             PROPERTY DESCRIPTION
                          (Property: Bend-North, OR)

Lots 1 through 12 in Block 3 of WIESTORIA, City of Bend, Deschutes County, Oregon, TOGETHER WITH that portion of a vacated alley which inured thereto upon the vacation thereof, by ORDINANCE NO. 850, recorded July 8, 1971 in Book 176 at page 956 of Deschutes County Deed Records.

Tax Parcel Number: 1-001 17 12 33 BB 02101 and 1-001 17 12 33 BB 02100

                                   EXHIBIT A
                             PROPERTY DESCRIPTION
                           (Property: Coos Bay, OR)

Being a portion of Blocks 35 and 36, of Nasburg's Addition along with a portion of Blocks 36, 32, 63 and 62, of Bennett's Addition to Coos Bay. Including that portion of vacated 4th, 5th and 6th Street and 7th Court.

More particularly described as follows:

Beginning at the Southwest corner of Block 35, Nasburg's Addition to Coos Bay; thence 00 degrees 00' 20" West a distance of 171.17 feet; thence North 60 degrees 30' 00" East a distance of 591.96 feet to a point located on the Westerly line of U.S. Highway 101; thence along said Westerly line along a curve to the left having a radius of 1949.86 feet and a central angle of 1 degree 36' 18" a distance of 54.62 feet (whose long chord bears South 40 degrees 18' 48" East 54.62 feet); thence along a spiral curve to the left having a centerline length of 300.00 feet and an S value of 4 degrees 30' (whose long chord bears South 42 degrees 24' 10" East 303.05 feet); thence South 43 degrees 54' 35" East a distance of 241.83 feet to the beginning of a curve; thence along a curve to the right having a radius of 13.50 feet and a central angle of 133 degrees 54' 00" a distance of 31.54 feet (whose long chord bears South 23 degrees 02' 25" West 24.84 feet); thence South 89 degrees 59' 25" West a distance of 471.94 feet; thence North 00 degrees 04' 35" East a distance of 99.97 feet; thence South 89 degrees 59' 25" West a distance of 242.89 feet, thence South 00 degrees 04' 35" West a distance of 99.97 feet; thence South 89 degrees 59' 25" West a distance of 197.97 feet, to the point of beginning.

Tax Parcel Number: 251326BB500

                                   EXHIBIT A
                             PROPERTY DESCRIPTION
                            (Property: Eugene, OR)


PARCEL 1:
--------
A parcel of land lying within Section 29, Township 17 South, Range 3 West of the Willamette Meridian, in Lane County, Oregon: Beginning at the concrete monument designated as Station "A" in County Survey Number 1781, said survey being filed in Volume 5, Page 41 of County Surveys for Lane County, Oregon, said Station "A" being East 13.34 chains of the Southeast corner of the Charles W. Young Donation Land Claim No. 53, Township 17 South, Range 3 West of the Willamette Meridian, according to said survey; thence South 0 degrees 10'20" East, 957.88 feet along the West line of said survey to a point, said point being the TRUE POINT OF BEGINNING; running thence South 0 degrees 10'20" East 382.89 feet along the West line of said survey to the North line of the Eugene-Springfield Highway; thence North 77 degrees 37'30" West, 620.02 feet along the North line of said highway; thence North 1 degrees 31' West 68.07 feet along the North line of said highway to a point on the Southeasterly line of Coburg Road; thence North 55 degrees 29'21" East 340.90 feet along the Southeasterly line of Coburg Road to a point; thence South 35 degrees 03'40" East 206.36 feet; thence North 54 degrees 56'20" East 210.00 feet; thence North 35 degrees 03'40" West 4.31 feet; thence North 48 degrees 03'20" East 50.29 feet to the TRUE POINT OF BEGINNING, all in the City of Eugene, Lane County, Oregon.

PARCEL 2:
--------
Beginning at a point on the Easterly right of way line of County Road No. 431, said point being 1142.75 feet North and 181.36 feet West of the Southwest corner of County Survey No. 1781 in Section 29, Township 17 South, Range 3 West of the Willamette Meridian; running thence South 34 degrees 32' East 204.46 feet to the true point of beginning; thence South 55 degrees 28' West 180 feet; thence South 34 degrees 32' East 30 feet; thence North 55 degrees 28' East 180 feet; thence North 34 degrees 32' West 30 feet to the true point of beginning, in Lane County, Oregon.

Tax Parcel Number:  170329/000500

                                   EXHIBIT A
                             PROPERTY DESCRIPTION
                           (Property:  Medford, OR)

The land is situated in the State of Oregon, County of Jackson and is described as follows:

PARCEL 1:
Commencing at the Northeast corner of Riverside Avenue and East Main Street in the City of Medford, Jackson County, Oregon; thence North 28 degrees 43'00" West
273.83 feet, along the Easterly line of North Riverside Avenue, to the center line of the Northerly wall of the Denison Building for the true point of beginning; thence continue North 27 degrees 43'00" West 100.00 feet, along said Easterly line of North Riverside Avenue; thence North 66 degrees 08'20" East
106.08 feet (Record North 66 degrees 08'30" East); thence South 27 degrees 43'00" East 100.00 feet to an intersection of the outside line of the Easterly wall of the Denison Building with the projection of center line of the Northerly wall of said Denison Building; thence South 60 degrees 08'30" West 106.08 feet along the center line and the projection thereof, of the Northerly wall of said Denison Building, to the true point of beginning. EXCEPTING THEREFROM all that portion of the Northerly wall of the Denison Building lying Northerly of the centerline of said wall, including all footings and foundations thereof, together with the land upon which or underneath which said wall and footings stand, the centerline of said Northerly wall of the Denison Building being situated as follows: Beginning at a point on the Easterly line of Riverside Avenue in the City of Medford, Jackson County, Oregon, said point being North 27 degrees 43' West 224.06 feet from the intersection of said Easterly line of Riverside Avenue with the Northerly line of East Main Street (said intersection being also North 34 degrees 12' East 68.0 feet from the intersection of the Westerly line of Riverside Avenue with the center line of East Main Street); thence along said Easterly line of Riverside Avenue, North 27 degrees 43' West
49.42 feet to the centerline of Northerly wall of the Denison Building.

PARCEL 2:
Commencing at the Northeast corner of Riverside Avenue and East Main Street in the City of Medford, Jackson County, Oregon; thence North 27 degrees 43'00" West
273.83 feet along the Easterly line of North Riverside Avenue to the center line of the Northerly wall of the Denison Building; thence North 66 degrees 08'30" East 106.08 feet along the center line and the projection thereof the Northerly wall of said Denison Building, to an intersection with the outside line of the Easterly wall of said Denison Building, for the true point of beginning; thence North 27 degrees 43'00" West 100.00 feet; thence South 66 degrees 08'20" West (Record South 66 degrees 08'30" West) 106.08 feet to the Easterly line of North Riverside Avenue; thence North 27 degrees 43'00" West 50.00 feet along the Easterly line of North Riverside Avenue; thence North 61 degrees 49'00" East
105.84 feet; thence North 27 degrees 43'00" West 111.09 feet; thence North 67 degrees 45'00" East 23.68 feet to a 1 inch galvanized iron pipe; thence North 68 degrees 45'00" East 100.30 feet to a 1 inch galvanized iron pipe; thence North 60"58'42" East 144.73 feet (Record North 61 degrees 00'00" East 144.75 feet); thence North 14 degrees 30'00" West 60.15 feet (Record 60.13 feet); thence North 80 degrees 00'00" East 83.08 feet to intersect the Westerly right of way line of Interstate Highway No. 5; thence along said Westerly right of way line as follows: South 13 degrees 49'50" East 401.71 feet to intersect the center line of channel of Bear Creek, and South 4 degrees 22'00" East 177.04 feet along center line of channel of said Bear Creek, to the Northerly line of East Main Street in the City of Medford, Oregon; thence South 76 degrees 27'23" West 51.38 feet (Record South 76 degrees 32'35" West 51.41 feet) along said Northerly line of East Main Street; thence North 17 degrees 28'00" West 138.30 feet; thence South 66 degrees 17'00" West 171.30 feet to the Southeast corner of the Niedermeyer Building; thence North 23 degrees 29'30" West 49.98 feet along the outside line of the Easterly wall of said Niedermeyer Building, to the center line of the Northerly wall of said Niedermeyer Building; thence South 66 degrees 10'00" West 1.92 feet along the center line of said Northerly wall of said Niedermeyer Building, to a point of intersection with the projected outside line of the Easterly wall of the Denison Building; thence North 27 degrees 37'10" West 49.81 feet along the outside line of the Easterly wall of said Denison Building, to the center line of the Northerly wall of said Denison Building, the true point of beginning. EXCEPTING THEREFROM all that part of said wall between the Niedermeyer and Denison Buildings extending Easterly from the said Denison Building.

PARCEL 3:
Commencing at the Northeast corner of Riverside Avenue and East Main Street in the City of Medford, Jackson County, Oregon; thence North 27 degrees 43'00" West
273.83 feet along the Easterly line of north Riverside Avenue to the center line of the Northerly wall of the Denison Building; thence continue North 27 degrees 43'00" West 150.00 feet, along said Easterly line of North Riverside Avenue, to the true point of beginning; thence continue North 27 degrees 43'00" West 122.08 feet, along said Easterly line of North Riverside Avenue, to a 1 inch iron pipe at the Northwest corner of "Adkins Tract"; thence North 67 degrees 45'00" East
106.32 feet; thence South 27 degrees 43'00" East 111.09 feet; thence South 61 degrees 49'00" West 105.84 feet to the true point of beginning.

PARCEL 4:
Commencing at a concrete monument with bronze disk located at the intersection of the center line of North Riverside Avenue with the center line of East Fourth Street in the City of Medford, Jackson County, Oregon; thence along said East Fourth Street center line North 71 degrees 03'20" East 30.00 feet; thence parallel with the monumented center line of North Riverside Avenue, South 18 degrees 40'45" East 298.27 feet to a 5/8 inch iron pin for the true point of beginning; thence continue South 18 degrees 40'45" East 78.32 feet; thence South 16 degrees 02'20" East 165.00 feet to the Northwest corner of the "Adkins Tract"; thence to and along the Northwesterly boundary of that parcel described in Volume 537, Page 13, Jackson County, Oregon, Deed Records, North 67 degrees 50'30" East (record North 67 degrees 45'00" East) 130.05 feet; thence along said parcel boundary North 68 degrees 51'40" East (record North 68 degrees 45'00"
East) 100.27 feet; thence along said parcel boundary North 61 degrees 05'30" East (Record North 61 degrees 00'00" East) 144.75 feet; thence along the Southwesterly boundary of said parcel, North 14 degrees 24'30" West 60.13 feet (Record North 14 degrees 30'00" West 60.15 feet); thence along the Northwesterly boundary of said parcel, North 80 degrees 05'30" East, 83.11 feet (record North 80 degrees 00'00" East 83.08 feet) to intersect the Southwesterly right of way line of Interstate Highway No. 5; thence along said highway line North 13 degrees 44' West 110.98 feet; thence along the Southwesterly boundary of the tract described in Final Judgment rendered November 2,

1953, in the Circuit Court of Oregon for Jackson County, under Case No. 53-188-E and recorded in Volume 115, Page 347, of the Circuit Court Journal, North
27 degrees 42' West 312.02 feet to the Southeasterly boundary of East Fourth Street; thence along said street boundary, South 71 degrees 03'20" West 213.37 feet to the most Northerly corner of that tract described in Volume 579, Page 429, said Deed Records; thence along the Northeasterly boundary of said tract, South 18 degrees 56'40" East 154.75 feet to the most Easterly corner thereof; thence along the Southeasterly boundary of said tract, South 77 degrees 58' West
57.86 feet; thence along the Southeasterly boundary of said tract South
76 degrees 53'50" West 17.03 feet; thence South 18 degrees 40'45" East 112.80 feet; thence South 71 degrees 19'15" West 125 feet to the true point of beginning.

PARCEL 5:
Commencing at the Northeast corner of Riverside Avenue and East Main Street in the City of Medford, Jackson County, Oregon; thence North 27 degrees 36'40" West (record North 27 degrees 33'00" West) 545.91 feet along the easterly line of North Riverside Avenue to a 1 inch pipe at the Northwest corner of "Adkins Tract"; thence North 16 degrees 40'45" West along said Easterly line 165.59 feet; thence North 18 degrees 40'45" West along said Easterly line 203.25 feet to the true point of beginning; thence South 18 degrees 40'45" East along said Easterly line 125.00 feet; thence North 71 degrees 19'15" East, at right angles to the said Easterly line of North Riverside Avenue, 125.00 feet; thence North 18 degrees 40'45" West parallel with the said Easterly line to a point on the South line of tract described in Volume 579, Page 427, Jackson County, Oregon, Deed Records; thence South 76 degrees 53'50" West along said line to the true point of beginning.

Tax Parcel Numbers:   371W30BB 9900, 371W30BB 10000, 371W30BB 10100,
                      371W30BB 10300, and 371W30BB 10301

                                   EXHIBIT A
                             PROPERTY DESCRIPTION
                          (Property:  Pendleton, OR)

TRACT I:
-------

Lot 2, Block 5, REES ADDITION to City of Pendleton, Umatilla County, Oregon;

ALSO Block 3, REES ADDITION to City of Pendleton, Umatilla County, Oregon, EXCEPTING THEREFROM that portion thereof under lease to Atlantic Richfield Corporation and described as following:

  Beginning at the Southeast corner of said Block 3, located in the South half of Section 11, Township 2 North, Range 32 East of the Willamette Meridian, Umatilla County, Oregon; thence South 78 degrees 28'20" West a distance of 250 feet to a point; thence Northerly a distance of 130 feet, more or less, to a point on the North line of said Block 3, which bears South 87 degrees 18'10" West a distance of 216 feet from the Northeast corner of said Block 3; thence North 87 degrees 18'10" East a distance of 216 feet to the Northeast corner of said Block 3; thence Southerly along the Easterly line of said Block 3 a distance of 90.36 feet to the point of beginning.

TRACT II:
--------

Lot 1, Block 5, REES ADDITION to City of Pendleton, Umatilla County, Oregon.

Tax Parcel Numbers:   112270-00600
                      112271-00700
                      112274-00800

                                   EXHIBIT A
                             PROPERTY DESCRIPTION
                       (Property:  Salt Lake City, Utah)

BEGINNING at a point which is North 200.00 feet from the Southwest corner of Block 58, Plat "A", Salt Lake City Survey, and running thence North 302.83 feet; thence East 244.55 feet; thence South 302.83 feet; thence West 244.55 feet to the point of BEGINNING.

TOGETHER WITH the rights contained in that certain Revocable Permit executed by Salt Lake City Corporation, recorded August 9, 1983 as Entry No. 3829041 in Book 5481 at page 1600 of Official Records, as modified and superseded by that certain Lease Agreement to Occupy Public Property by and between Salt Lake City Corporation, a municipal corporation, as lessor, and Red Lion, a California Limited Partnership, as lessee, dated May 17, 1988. The Lease Agreement was renewed for an additional five years through May 16, 1998, pursuant to Notice of Renewal of Lease Agreement to Occupy Public Property dated November 6, 1992.

ALSO TOGETHER WITH all rights, privileges, conditions, etc., as set forth in that certain Reciprocal Easement and Maintenance Agreement with Conditions, Covenants and Restrictions recorded March 20, 1981 as Entry No. 3566733 in Book 5250 at pages 640 through 737 of Official Records; as amended by that certain Amendment to Reciprocal Easement and Maintenance Agreement with Conditions, Covenants and Restrictions recorded February 19, 1988 as Entry No. 4587998, in Book 6005, at Page 591 of Official Records.

ALSO TOGETHER WITH all rights, privileges, conditions, etc., as set forth in that certain Cross Easement recorded December 31, 1987 as Entry No. 456856 in Book 5993 at page 448 of Official Records.

Tax Parcel Number:  1501 280 050

                                   EXHIBIT A
                             PROPERTY DESCRIPTION
                            (Property:  Kelso, WA)

                 IN THE COUNTY OF COWLITZ, STATE OF WASHINGTON

PARCEL A:

A tract of land in Sections 26 and 35, Township 8 North, Range 2 West of the Willamette Meridian, lying Easterly of the Easterly right of way line of Frontage Road No. 1, as proposed, and lying Westerly of the center line of the existing drainage slough, being more particularly described as follows:

BEGINNING at a point on the line between Sections 26 and 35, where the same intersects the center line of said drainage slough, said point being North
88 degrees 57' West a distance of 1,889.02 feet from the Southeast corner of
Section 26; thence South 37 degrees 38' East along the center line of said drainage slough a distance of 415.51 feet;
thence North 88 degrees 57' West parallel with the section line between Sections 26 and 35, a distance of 645.63 feet, more or less, to the Easterly right of way line of proposed Frontage Road No. 1;
thence North 8 degrees 16' East along the Easterly right of way of said proposed Frontage Road a distance of 280.31 feet to a point that is North 88 degrees 04' East a distance of 127.60 feet from a concrete post set to mark the Easterly right of way of existing Interstate Highway No. 5 at Engineer's Station 510+00; thence continuing North 8 degrees 16' East along the Easterly line of the proposed Frontage Road a distance of 360.19 feet to the point of curvature of a curve to the right;
thence along said curve having a radius of 400.00 feet, through a central angle of 3 degrees 36' 54", an arc distance of 25.24 feet to a point that is a distance of 216.55 feet North 88 degrees 04' East from the Easterly right of way line of present Interstate Highway No. 5;
thence North 88 degrees 04' East a distance of 208.98 feet to the center line of the aforementioned slough;
thence along the center line of said slough South 18 degrees 45' West a distance of 78.60 feet;
thence South 17 degrees 39' East a distance of 230.80 feet;
thence South 37 degrees 38' East along the center line of said slough a distance of 68.37 feet to the point of beginning.

TOGETHER WITH an easement for ingress and egress, 25 feet in width, lying South of and abutting the Westerly extension of the North line of the above described tract, and extending from the Easterly right of way line of Primary State Highway No. 1 to the Westerly line of said premises.

TOGETHER WITH a non-exclusive right of way and easement over the following:

A tract of land in Section 26, Township 8 North, Range 2 West of the Willamette Meridian, described as follows:

BEGINNING at a point on the Easterly right of way line of Primary State Highway No. 1 North 1 degrees 56' West a distance of 314.1 feet and West 2389.6 feet from the Southeast corner of Section 26;
thence along said right of way North 1 degrees 56' West a distance of 28.7 feet to a point at right angles to center line Station 514+07.5 of said highway; thence along said right of way North 3 degrees 51' 30" West a distance of 195.8 feet to a point on a radial line from center line station 516+00 and marked by a concrete post;
thence along said right of way on a curve to the right having a radius of 381.26 feet for 75.5 feet to the center line of the box culvert under said highway and also the center line of a ditch that bears North 76 degrees 00' East;
thence along said right of way on a curve to the right having a radius of 381.26 feet for 110.0 feet;
thence Southerly to a point which is Easterly of said highway right of way line 25 feet on the center line of said ditch that bears North 76 degrees 00' East; thence Southerly on a line that is parallel to and 25 feet Easterly of said highway right of way line to the point of intersection with a line that bears North 88 degrees 04' East from the point of beginning;
thence Westerly along said line to the point of beginning.

EXCEPTING THEREFROM those portions conveyed to the Department of Highways by deed recorded under Auditor's File Nos. 787154 and 787155.

PARCEL B:

BEGINNING 1476.4 feet North 1 degrees 38' East and 1882.7 feet North 88 degrees 22' West from the Southeast corner of said Section 26, Township 8 North, Range 2 West, Willamette Meridian, Cowlitz County, Washington, said point being the Northeast corner of a 5.5 acre tract of land described in Volume 620, Page 571, Cowlitz County, Washington, deed records;
thence along the center of a ditch South 4 degrees  00' East 369.2 feet;
thence South 28 degrees 55' West 262.06 feet to a point 50.00 feet distant at right angles to State Highway centerline FR RD NO. (1) 29+32.79 P.C.;
thence continuing parallel to the FR RD NO. (1) centerline South 30 degrees 15' 59" West 278.17 feet to a point 50.00 feet distant at right angles to centerline station FR RD NO. (1) 26+54.62 P.T.;
thence continuing parallel to the FR RD NO. (1) centerline along a curve left having a radius of 950.00 feet (the long chord of which bears South 24 degrees 34' 58" West 188.17 feet) 188.48 feet to the true point of beginning;
thence continuing parallel to the FR RD NO. (1) centerline along a curve having a radius of 950.00 feet (the long chord of which bears South 15 degrees 43' 57" West 104.95 feet) 105.00 feet;
thence North 89 degrees 42' East 224.88 feet to the center of an old river channel;
thence North 20 degrees 32' East along the center of said channel 105.00 feet; thence North 89 degrees 38' 21" West 233.27 feet to the true point of beginning.

Tax Parcel Numbers:2-4021-1 and 2-4023-01

                                   EXHIBIT A
                             PROPERTY DESCRIPTION
                          (Property: Sea-Tac, WA    )
                                     ---------------

THE LAND IS SITUATED IN THE STATE OF WASHINGTON, COUNTY OF KING
AND IS DESCRIBED AS FOLLOWS:

PARCEL A:

THAT PORTION OF THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 33, TOWNSHIP 23 NORTH, RANGE 4 EAST W.M., IN KING COUNTY, WASHINGTON, DESCRIBED AS
FOLLOWS:

BEGINNING AT A POINT OF INTERSECTION OF THE EAST LINE OF THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 33, WITH THE NORTH LINE OF SOUTH 188TH STREET, AS ESTABLISHED BY DEEDS RECORDED UNDER RECORDING NOS. 2522597 AND 5350935;
THENCE ALONG THE EAST LINE OF SAID NORTHEAST QUARTER, NORTH 3 DEGREES 04'29" EAST 230.00 FEET TO THE TRUE POINT OF BEGINNING.
THENCE PARALLEL WITH SAID NORTH LINE, NORTH 88 DEGREES 10'06" WEST 177.36 FEET; THENCE SOUTH 12 DEGREES 54'07" WEST 234.31 FEET TO SAID NORTH LINE;
THENCE ALONG THE NORTH LINE OF SAID SOUTH 188TH STREET, NORTH 88 DEGREES 10'06" WEST 495.05 FEET TO THE EASTERLY LINE OF STATE ROAD NO. 1 (U.S. HIGHWAY 99) AS ESTABLISHED IN KING COUNTY SUPERIOR COURT CAUSE NO. 181371;
THENCE ALONG SAID EASTERLY LINE, NORTH 1 DEGREES 42'50" WEST 1,252.79 FEET TO THE NORTH LINE OF SAID NORTHEAST QUARTER;
THENCE ALONG SAID NORTH LINE, SOUTH 88 DEGREES 37'38" EAST 817.18 FEET TO THE EAST LINE OF SAID NORTHEAST QUARTER;
THENCE ALONG SAID EAST LINE, SOUTH 3 DEGREES 04'29" WEST 1,027.23 FEET TO THE TRUE POINT OF BEGINNING;
EXCEPT THOSE PORTIONS CONVEYED TO KING COUNTY FOR ROAD PURPOSES BY DEEDS RECORDED JUNE 8, 1982 UNDER RECORDING NOS. 8206080659 AND 8206080664;
ALSO EXCEPT THE FOLLOWING DESCRIBED PARCEL OF LAND;

THAT PORTION OF THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 33, TOWNSHIP 23 NORTH, RANGE 4 EAST W.M., IN KING COUNTY, WASHINGTON, DESCRIBED AS
FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE EAST LINE OF STATE ROAD NO. 1 (U.S. HIGHWAY NO. 99) AS ESTABLISHED IN KING COUNTY SUPERIOR COURT NO. 181371; WITH THE NORTH LINE OF SOUTH 188TH STREET AS ESTABLISHED BY DEEDS RECORDED UNDER RECORDING NOS. 2522597 AND 5350935;

THENCE NORTH 01 DEGREES 42'50" WEST ALONG SAID EAST LINE OF STATE ROAD NO. 1, A DISTANCE OF 1,053.40 FEET TO THE TRUE POINT OF BEGINNING;
THENCE CONTINUING NORTH 01 DEGREES 42'50" WEST, ALONG SAID EAST LINE OF STATE ROAD NO. 1, A DISTANCE OF 199.39 FEET TO THE NORTH LINE OF SAID NORTHEAST QUARTER;
THENCE SOUTH 88 DEGREES 37'38" EAST, ALONG SAID NORTH LINE, A DISTANCE OF 220.00 FEET;
THENCE SOUTH 17 DEGREES 50'30" WEST, A DISTANCE OF 208.17 FEET;
THENCE NORTH 88 DEGREES 25'22" WEST, A DISTANCE OF 150.25 FEET TO THE TRUE POINT OF BEGINNING;
ALSO EXCEPT THE FOLLOWING DESCRIBED PARCEL OF LAND:

THAT PORTION OF THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 33, TOWNSHIP 23 NORTH, RANGE 4 EAST W.M., IN KING COUNTY, WASHINGTON, DESCRIBED AS
FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE EAST LINE OF STATE ROAD NO. 1 (U.S. HIGHWAY NO. 99) AS ESTABLISHED IN KING COUNTY SUPERIOR COURT CAUSE NO. 181371, WITH THE NORTH LINE OF SOUTH 188TH STREET, AS ESTABLISHED BY DEEDS RECORDED UNDER RECORDING NOS. 2522597 AND 5350935;
THENCE NORTH 01 DEGREES 55'06" WEST ALONG SAID EAST LINE OF STATE ROAD NO. 1, A DISTANCE OF 818.40 FEET TO THE TRUE POINT OF BEGINNING;
THENCE CONTINUING NORTH 01 DEGREES 55'06" WEST ALONG SAID EAST LINE OF STATE ROAD NO. 1, A DISTANCE OF 235.00 FEET;
THENCE SOUTH 88 DEGREES 37'38" EAST, A DISTANCE OF 150.25 FEET;
THENCE SOUTH 01 DEGREES 55'06" EAST A DISTANCE OF 171.04 FEET;
THENCE SOUTH 67 DEGREES 49'54" WEST, A DISTANCE OF 159.88 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL B:

LOT 1, KING COUNTY SHORT PLAT NO. 477027, AS RECORDED UNDER KING COUNTY RECORDING NO. 7802270909.

PARCEL C:

THAT PORTION OF LOT 7, BLOCK 1, BOW VISTA NO. 4, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUME 57 OF PLATS, PAGE 1, RECORDS OF KING COUNTY, WASHINGTON, AND THAT PORTION OF LOT 1, BLOCK 3, BOW VISTA NO. 2, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUME 53 OF PLATS, PAGES 46 AND 47, RECORDS OF KING COUNTY, WASHINGTON, LYING NORTHWESTERLY OF A LINE DRAWN BETWEEN THE SOUTHWEST CORNER OF SAID LOT 7 AND THE NORTHEAST CORNER OF SAID LOT 1, THE BEARING AND DISTANCE OF SAID LINE BEING NORTH 42 DEGREES 53'49" EAST FOR 210.04 FEET.

ALL SITUATE IN THE COUNTY OF KING, STATE OF WASHINGTON.

TAX PARCEL NUMBERS:     332304-9207-00 AND 342304-9234-09

                                   EXHIBIT A
                             PROPERTY DESCRIPTION
                   (Property: Vancouver/Inn at the Quay, WA)
                              -----------------------------

PARCEL A
--------

THAT CERTAIN PORTION OF THE AMOS SHORT DONATION LAND CLAIM, AND ABUTTING TIDE LAND LOCATED IN SECTION 27, TOWNSHIP 2 NORTH, RANGE 1 EAST OF THE WILLAMETTE MERIDIAN, IN THE COUNTY OF CLARK, STATE OF WASHINGTON, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE WEST LINE OF COLUMBIA STREET THAT IS SOUTH 0 DEGREES 44'45" WEST 43.00 FEET FROM THE INTERSECTION OF THE NORTHERLY LINE OF THE PUBLIC LEVEE WITH THE WEST LINE OF SAID STREET RUNNING THENCE SOUTH 0 DEGREES 44'45" WEST 396.81 FEET TO THE INNER HARBOR LINE; THENCE NORTH 64 DEGREES 25'39" WEST, ALONG SAID LINE 508.35 FEET; THENCE NORTH 25 DEGREES 34'21" EAST 77.37 FEET; THENCE SOUTH 68 DEGREES 52'14" EAST 91.22 FEET; THENCE NORTH 29 DEGREES 11' EAST
229.00 FEET; THENCE SOUTH 75 DEGREES 44'12" EAST 241.01 FEET TO THE POINT OF BEGINNING. EXCEPTING, HOWEVER, A STRIP OF LAND 30 FEET WIDE TO BE USED AS ACCESS ROAD PURPOSES, BEING 15 FEET ON EITHER SIDE OF THE FOLLOWING DESCRIBED CENTER
LINE: BEGINNING AT A POINT ON THE WEST LINE OF SAID COLUMBIA STREET THAT IS SOUTH 0 DEGREES 44'45" WEST 92.53 FEET FROM THE NORTHERLY LINE OF THE AFOREMENTIONED LEVEE; THENCE SOUTHWESTERLY ALONG THE ARC OF A CURVE TO THE RIGHT, HAVING A RADIUS OF 165.02 FEET; THROUGH A CENTRAL ANGLE OF 41 DEGREES 57'58" AN ARC DISTANCE OF 120.87 FEET; THENCE SOUTH 78 DEGREES 32'58" WEST
104.05 FEET; THENCE ALONG THE ARC OF A CURVE TO THE RIGHT, HAVING A RADIUS OF
288.43 FEET THROUGH A CENTRAL ANGLE OF 27 DEGREES 13'22," AN ARC LENGTH OF
137.46 FEET TO THE WESTERLY LINE OF THE ABOVE DESCRIBED PROPERTY, AND THE TERMINUS OF SAID LINE.

PARCEL B
--------

BEGINNING AT THE POINT OF INTERSECTION OF THE EAST LINE OF COLUMBIA STREET AND THE INNER HARBOR LINE, SAID POINT BEING NORTH 93.05 FEET AND WEST 510.8 FEET FROM THE SOUTHEAST CORNER OF THE AMOS SHORT DONATION LAND CLAIM; THENCE NORTH 64 DEGREES 25'39" WEST 170.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 25 DEGREES 34'21" WEST 150.00 FEET TO THE OUTER HARBOR LINE; THENCE NORTH
64 DEGREES 25'39" WEST ALONG SAID OUTER HARBOR LINE 426.50 FEET; THENCE NORTH 25 DEGREES 34'21" EAST 150.00 FEET TO THE AFOREMENTIONED INNER HARBOR LINE; THENCE SOUTH 64 DEGREES 25'39" EAST 426.50 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL C
--------

BEGINNING AT A POINT ON THE WEST LINE OF COLUMBIA STREET THAT IS SOUTH 0 DEGREES 44'45" WEST 43.00 FEET FROM THE INTERSECTION OF SAID WEST LINE WITH THE NORTHERLY LINE OF THE PUBLIC LEVEE SHOWN ON THE PLAT OF THE TOWN OF VANCOUVER, RECORDED IN VOLUME "B" OF PLATS, PAGE 40, IN CLARK COUNTY, WASHINGTON; THENCE CONTINUING SOUTH 0 DEGREES 44'45" WEST 396.81 FEET TO THE INNER HARBOR LINE; THENCE NORTH 64 DEGREES 25'39" WEST ALONG SAID LINE 508.35 FEET; THENCE NORTH
25 DEGREES 34'21" EAST 77.37 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 68 DEGREES 52'14" EAST 91.22 FEET; THENCE NORTH 29 DEGREES 11'00" EAST 229.00 FEET; THENCE NORTH 75 DEGREES 44'12" WEST 107.46 FEET; THENCE SOUTH 25 DEGREES 34'21" WEST 214.54 FEET TO THE AFORESAID TRUE POINT OF BEGINNING.

PARCEL D
--------

THE SOUTH HALF OF LOTS 1, 2, 3 AND 4 AND THE WEST 25 FEET OF THE NORTH HALF OF LOT 4, ALL OF LOTS 5, 6, 7 AND 8 IN BLOCK 17, PLAT OF THE CITY OF VANCOUVER (COMMONLY KNOWN AS WEST VANCOUVER) ACCORDING TO THE PLAT THEREOF APPEARING IN BOOK "A" OF GENERAL RECORDS, AT PAGE 84.

TOGETHER WITH TRACTS 27 AND 28 OF VANCOUVER TIDELANDS AS SHOWN ON THE PLAT OF STATE LAND COMMISSION APPROVED MAY 8, 1906.

EXCEPTING FROM THE ABOVE DESCRIBED PROPERTY THAT PORTION TAKEN BY THE UNITED STATES OF AMERICA FOR THE SHIPYARD ACCESS ROAD, PURSUANT TO SUPERIOR COURT CAUSE NO. 24115, AND EXCEPTING THAT PORTION TAKEN BY THE STATE OF WASHINGTON FOR THE INTERSTATE BRIDGE APPROACHES, PURSUANT TO SUPERIOR COURT CAUSE NO. 32160.

                                   EXHIBIT A
                             PROPERTY DESCRIPTION
                          (Property:  Wenatchee, WA)


 Situated in the County of Chelan, State of Washington, described as follows:

Lots 1, 2, 3 and 4, Block 11, SUBURBAN HOME ADDITION TO WENATCHEE, Chelan County, Washington, according to the plat thereof recorded in Volume 1 of Plats, Page 22, EXCEPT the Southerly 76.9 feet of said Lots 3 and 4.

Tax Parcel Number: 23-20-34-860080

                                   EXHIBIT B

                               LEASE ALLOCATION

================================================================================
                             ALLOCATED        PERCENTAGE OF
      PROPERTY               AMOUNT OF         TOTAL BASE         BASE REVENUE
                             BASE RENT            RENT
--------------------------------------------------------------------------------
Astoria                        181,115            1.21%
--------------------------------------------------------------------------------
Bend North                     144,820            0.97%
--------------------------------------------------------------------------------
Boise                          404,423            2.70%
--------------------------------------------------------------------------------
Coos Bay                       118,450            0.79%
--------------------------------------------------------------------------------
Durango                        860,668            5.74%
--------------------------------------------------------------------------------
Eugene                         417,660            2.78%
--------------------------------------------------------------------------------
Kelso                          360,342            2.40%
--------------------------------------------------------------------------------
Medford                        578,378            3.86%
--------------------------------------------------------------------------------
Missoula                       145,220            0.97%
--------------------------------------------------------------------------------
Pendleton                      434,170            2.89%
--------------------------------------------------------------------------------
Rohnert Park/Sonoma            733,106            4.89%
--------------------------------------------------------------------------------
Sacramento                   1,352,228            9.01%
--------------------------------------------------------------------------------
Salt Lake                    2,687,691           17.92%
--------------------------------------------------------------------------------
San Diego                    1,122,198            7.48%
--------------------------------------------------------------------------------
Seatac                       4,503,580           30.02%
--------------------------------------------------------------------------------
Vancouver                      586,220            3.91%
--------------------------------------------------------------------------------
Wenatchee                      369,731            2.46%
--------------------------------------------------------------------------------
TOTALS                      15,000,000          100.00%
================================================================================